                                                                 Exhibit 4.1



                                 TRUST INDENTURE




                                     between



                       YORK POWER FUNDING (CAYMAN) LIMITED
                                    as Issuer



                                       and



                              THE BANK OF NEW YORK,
                                 as Bond Trustee



                      ------------------------------------


                           Dated as of August 4, 1998

                      ------------------------------------





                       12.0% Senior Secured Bonds Due 2007

                                           TABLE OF CONTENTS

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                                                                                                      Page



 ARTICLE 1 DEFINITIONS AND CONSTRUCTION; INDENTURE TO CONSTITUTECONTRACT; AGENCY

Section 1.1  Definitions; Construction...................................................................2
Section 1.2  Indenture to Constitute Contract............................................................3
Section 1.3  Conflict with Trust Indenture Act...........................................................3
Section 1.4  Agency......................................................................................3
Section 1.5  Beneficial Holders..........................................................................3


                                        ARTICLE 2 THE SECURITIES

Section 2.1  Authorization, Amount, Terms and Issuance of Securities.....................................3
Section 2.2  Authorization and Terms of the Initial Securities...........................................4
Section 2.3  Additional Securities.......................................................................5
Section 2.4  Record Dates................................................................................9
Section 2.5  Form of Securities..........................................................................9
Section 2.6  Maintenance of Offices and Agencies........................................................11
Section 2.7  Transfer and Exchange of Securities........................................................14
Section 2.8  Execution..................................................................................23
Section 2.9  Authentication and Delivery................................................................23
Section 2.10  Mutilated, Destroyed, Lost or Stolen Securities...........................................24
Section 2.11  Temporary Securities......................................................................25
Section 2.12  Cancellation and Destruction of Surrendered Securities....................................25
Section 2.13  Disposition of Bond Proceeds of Initial Securities........................................25


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                                   ARTICLE 3 REDEMPTION OF SECURITIES
Section 3.1  Redemption at the Option of Funding Company or the Holders.................................25
Section 3.2  Mandatory Redemption.......................................................................26
Section 3.3  Redemption Account.........................................................................28
Section 3.4  Prepayment of Project Loans................................................................28
Section 3.5  Notice of Redemption.......................................................................28
Section 3.6  Securities Payable on Redemption Date......................................................30
Section 3.7  Selection of Securities to be Redeemed.....................................................30
Section 3.8  Securities Redeemed in Part................................................................30


                                          ARTICLE 4 COVENANTS
Section 4.1  Payment of Principal of and Interest on Securities.........................................31
Section 4.2  Reporting Requirements.....................................................................31
Section 4.3  Corporate Existence; Compliance with Applicable Laws.......................................32


Section 4.4  [Intentionally Omitted.] ..................................................................33
Section 4.5  Payment of Taxes and Claims................................................................33
Section 4.6  Books and Records..........................................................................33
Section 4.7  Right of Inspection........................................................................33
Section 4.8  Use of Proceeds............................................................................33
Section 4.9  Performance of Finance Documents...........................................................33
Section 4.10  Rating....................................................................................34
Section 4.11  Rule 144A Information; Other Information..................................................34
Section 4.12  Auditors..................................................................................34
Section 4.13  Big Spring and Trinidad Construction......................................................34
Section 4.14  Permitted Indebtedness....................................................................35
Section 4.15  Permitted Liens...........................................................................35
Section 4.16  Guarantees................................................................................35
Section 4.17  Business Activities.......................................................................36
Section 4.18  Assignment of Obligations; Additional Agreements..........................................36
Section 4.19  Fundamental Changes; Sale of Assets.......................................................36
Section 4.20  Investments; Transactions with Affiliates.................................................36
Section 4.21  Project Loan Agreements and Project Notes.................................................37
Section 4.22  Restricted Payments.......................................................................37
Section 4.23  Further Assurances........................................................................37
Section 4.24  Taxation..................................................................................37


                                 ARTICLE 5 EVENTS OF DEFAULT; REMEDIES
Section 5.1  Events of Default..........................................................................38
Section 5.2  Remedies Upon an Indenture Event of Default................................................41
Section 5.3  Specific Remedies..........................................................................44
Section 5.4  Judicial Proceedings Instituted by Bond Trustee............................................44
Section 5.5  Control by Holders.........................................................................47
Section 5.6  Waiver of Defaults and Events of Default...................................................47
Section 5.7  Limitation on Suits by Holders.............................................................48
Section 5.8  Undertaking to Pay Court Costs.............................................................48
Section 5.9  Unconditional Right to Receive Payment.....................................................49
Section 5.10  Application of Monies Collected by Bond Trustee...........................................49
Section 5.11  Waiver of Appraisal, Valuation, Stay and Right to Marshalling.............................50
Section 5.12  Remedies Cumulative; Delay or Omission Not Waiver.........................................51
Section 5.13  The Intercreditor Agreement...............................................................51
Section 5.14  Limitation on Holders' Bankruptcy Rights..................................................51



                                       ARTICLE 6 ACTS OF HOLDERS
Section 6.1  Acts of Holders............................................................................52
Section 6.2  Purposes for Which Holders' Meeting May Be Called..........................................53
Section 6.3  Call of Meetings by Trustee................................................................54
Section 6.4  Funding Company and Holders May Call Meeting...............................................54
Section 6.5  Persons Entitled to Vote at Meeting........................................................54
Section 6.6  Determination of Voting Rights; Conduct and Adjournment of Meeting.........................55



Section 6.7  Counting Votes and Recording Action of Meeting.............................................56
Section 6.8  Evidence of Action Taken by Holders........................................................56
Section 6.9  Proof of Execution of Instruments and of Holding of Securities.............................56
Section 6.10  Securities Owned by Certain Persons Deemed Not Outstanding................................57
Section 6.11  Right of Revocation of Action Taken; Acts of Holders Binding..............................58



                                   ARTICLE 7 SUPPLEMENTAL INDENTURES
Section 7.1  Amendments and Supplements to Indenture Without Consent of Holders.........................59
Section 7.2  Amendments and Supplements to Indenture With Consent of Holders............................59
Section 7.3  Amendment of Project Loan Agreements or Project Notes......................................60
Section 7.4  Bond Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel.........60
Section 7.5  Effect of Supplemental Indentures..........................................................60
Section 7.6  Conformity with Trust Indenture Act........................................................61
Section 7.7  Reference in Securities to Supplemental Indentures.........................................61



                 ARTICLE 8 SATISFACTION AND DISCHARGE; DEFEASANCE
Section 8.1  Satisfaction and Discharge of Indenture....................................................61
Section 8.2  Defeasance.................................................................................62
Section 8.3  Survival of Obligations....................................................................64
Section 8.4  Application of Trust Money.................................................................65
Section 8.5  Unclaimed Monies...........................................................................65
Section 8.6  Indemnity for US Government Obligations....................................................65
Section 8.7  Reinstatement..............................................................................65



                                       ARTICLE 9 THE BOND TRUSTEE
Section 9.1  Certain Duties and Responsibilities of Bond Trustee........................................66
Section 9.2  Certain Rights of Bond Trustee.............................................................67
Section 9.3  Notice of Defaults.........................................................................68
Section 9.4  Not Responsible for Recitals or Issuance of Securities.....................................69
Section 9.5  May Hold Securities........................................................................69
Section 9.6  Monies Held in Trust.......................................................................69
Section 9.7  Compensation; Reimbursement; Indemnification...............................................70
Section 9.8  Eligibility................................................................................70
Section 9.9  Resignation and Removal; Appointment of Successor..........................................71
Section 9.10  Acceptance of Appointment by Successor Bond Trustee.......................................72
Section 9.11  Merger, Conversion, Consolidation or Succession to Business...............................73
Section 9.12  Authorization.............................................................................73
Section 9.13  Disqualification; Conflicting Interests...................................................73
Section 9.14  Trustee's Application for Instructions from the Company...................................73
Section 9.15  Appointment of Co-Bond Trustee or Separate Bond Trustee...................................74



                         ARTICLE 10 HOLDERS' LISTS AND REPORTS BY BOND TRUSTEE
Section 10.1  Names and Addresses of Holders............................................................75
Section 10.2  Bond Trustee and Funding Company to Furnish Other Information.............................75


                       ARTICLE 11 MISCELLANEOUS PROVISIONS
Section 11.1  Third Party Beneficiaries.................................................................76
Section 11.2  Severability..............................................................................76
Section 11.3  Substitute Notice.........................................................................76
Section 11.4  Notice to Rating Agencies.................................................................76
Section 11.5  Notices...................................................................................76
Section 11.6  Successors and Assigns....................................................................77
Section 11.7  Section Headings..........................................................................77
Section 11.8  Counterparts..............................................................................77
Section 11.9  Governing Law; Submission to Jurisdiction; Judgment Currency..............................77
Section 11.10  Legal Holidays...........................................................................78
Section 11.11  Limitation of Liability..................................................................78
Section 11.12  English Language.........................................................................79
Section 11.13  Entire Agreement.........................................................................79
Section 11.14  Survival.................................................................................79
Section 11.15  All Payments in US Dollars...............................................................79
Section 11.16  Trust Indenture Act......................................................................79
Section 11.17  Communication Among Holders..............................................................79
Section 11.18  Officers' Certificates and Opinions of Counsel...........................................79
Section 11.19  Form of Certificates and Opinions Delivered to Trustee...................................80
Section 11.20  Delivery of Certificates to Rating Agencies..............................................81


     SCHEDULE I            AMORTIZATION OF PRINCIPAL
     SCHEDULE II           ACCOUNT INFORMATION
     SCHEDULE III          NOTICE ADDRESSES
     APPENDIX A            DEFINITIONS
     EXHIBIT A             FORM OF FACE OF SECURITY
     EXHIBIT B             FORM OF TERMS AND CONDITIONS OF SECURITIES
     EXHIBIT C             FORM OF TRANSFER
     EXHIBIT D             FORM OF TRANSFER RESTRICTION LEGEND
     EXHIBIT E             FORM OF REGULATION S TRANSFER CERTIFICATE
     EXHIBIT F             FORM OF RULE 144 TRANSFER CERTIFICATE
     EXHIBIT G             FORM OF RULE 144A TRANSFER CERTIFICATE
     EXHIBIT H             [INTENTIONALLY OMITTED]
     EXHIBIT I             FORM OF REGULATION S EXCHANGE CERTIFICATE
     EXHIBIT J             FOR M OF RULE 144A EXCHANGE CERTIFICATE
     EXHIBIT K             [INTENTIONALLY OMITTED]
     EXHIBIT L             FORM OF [BIG SPRING] [TRINIDAD] COMPLETION
                               CERTIFICATE
     EXHIBIT M             FORM OF REQUEST FOR INFORMATION FROM THE BOND TRUSTEE
     EXHIBIT N             FORM OF SUBORDINATION PROVISIONS

                                 TRUST INDENTURE


         This TRUST INDENTURE, dated as of August 4, 1998 (this "Indenture"), by and between YORK POWER FUNDING (CAYMAN) LIMITED, a limited liability company incorporated under the laws of the Cayman Islands ("Funding Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Bond Trustee").


                              W I T N E S S E T H:

         WHEREAS, Funding Company has been formed for the sole purpose of issuing securities under this Indenture, as principal and as agent for the U.S. Guarantors, and for entering into those transactions incident hereto; and

         WHEREAS, in furtherance of such purpose, Funding Company has determined to issue the Securities, initially to be issued in the aggregate principal amount of $150,000,000;

         WHEREAS, Funding Company has entered into the Project Loans pursuant to which the proceeds of the Securities will be loaned to the Project Borrowers to be used, among other things, (i) to complete the Big Spring Project, (ii) to complete the Trinidad Project, (iii) to fund the Debt Service Reserve Account and (iv) for general corporate purposes;

         WHEREAS, the Project Loans shall provide for the payment by the Project Borrowers of amounts sufficient to enable Funding Company to pay the principal of, premium (if any), and interest on all Securities at any time issued and outstanding under this Indenture according to their tenor and to pay other costs of Funding Company and the Bond Trustee incurred in connection with the Securities, this Indenture, the Project Loan Agreements and the Security Documents;

         WHEREAS, the Guarantors have guaranteed to the Bond Trustee the payment of principal, premium (if any), interest and other amounts due from Funding Company under this Indenture with respect to the Securities; and

         WHEREAS, the execution and delivery of the Securities and of this Indenture have been duly authorized and all things necessary to make the Securities, when executed by Funding Company and authenticated by the Bond Trustee, valid and binding legal obligations of Funding Company and to make this Indenture a valid and binding agreement have been done.

         NOW, THEREFORE, for and in consideration of the premises, the covenants herein contained and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders, as follows:


                                    ARTICLE 1
              DEFINITIONS AND CONSTRUCTION; INDENTURE TO CONSTITUTE
                                CONTRACT; AGENCY

         Section 1.1 Definitions; Construction. (a) Capitalized terms used in this Indenture shall have the respective meanings given to such terms in Appendix A attached hereto, which Appendix A is hereby incorporated by reference herein.

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (c) all references in this Indenture to designated "Articles," "Sections," "Exhibits", and other subdivisions are to the designated Articles, Sections, Exhibits and other subdivisions of this Indenture;

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (e) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Indenture and the other Finance Documents and including any agreement, contract or document in substitution or replacement of any of the foregoing;

         (f) unless the context clearly intends the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other;

         (g) any reference to any Person shall include its successors and assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities; and

         (h) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meaning assigned to them therein.

         Section 1.2 Indenture to Constitute Contract. In consideration of the purchase and acceptance of any or all of the Securities by those who shall hold the same from time to time, the provisions of this Indenture shall be part of the contract of Funding Company with the Holders of the Securities, and shall be deemed to be and shall constitute contracts between Funding Company, the Bond Trustee and the Holders from time to time of the Securities. The provisions, covenants and agreements herein set forth to be performed by or on behalf of Funding Company shall be for the equal and ratable benefit, protection and security of the Holders of any and all of the Securities. All of the Securities, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Securities over any other except as expressly provided in or pursuant to this Indenture.

         Section 1.3 Conflict with Trust Indenture Act. If any provision hereof, including without limitation, Section 5.13 (The Intercreditor Agreement) hereof, limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply in this Indenture as so modified or to be excluded, as the case may be.

         Section 1.4 Agency. In executing the Securities and this Indenture, Funding Company shall act both as principal and as agent for each U.S. Guarantor to the extent of such U.S. Guarantor's obligations under the Securities. As used in this Indenture, references to "Funding Company" shall be interpreted to include Funding Company in its capacity as principal and Funding Company in its capacity as agent for each U.S. Guarantor pursuant to the Agency Agreement with such U.S. Guarantor and with respect to such U.S. Guarantor's obligations under this Indenture.

         Section 1.5 Beneficial Holders. Each investor that executes and delivers to the Bond Trustee a "Form of Request for Information from the Bond Trustee" substantially in the form of Exhibit M hereto shall be deemed a "Beneficial Holder" of the Securities and shall be treated as a Holder of the Securities for all purposes hereunder.


                                    ARTICLE 2
                                 THE SECURITIES

         Section 2.1 Authorization, Amount, Terms and Issuance of Securities.
(a) Securities may be issued hereunder from time to time. No Securities may be issued under this Indenture except in accordance with this Article 2. The maximum principal amount of Securities which may be issued hereunder is not limited. The Securities shall be issued in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $1,000.

         (b) "CUSIP" numbers (if then generally in use) may be printed on the Securities and, if so, the Bond Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders. Neither Funding Company nor the Bond Trustee shall have any responsibility for any defect in the CUSIP number that appears on any bond, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither Funding Company nor the Bond Trustee shall be liable for any inaccuracy in such numbers. Funding Company shall promptly notify the Bond Trustee of any change in CUSIP numbers with respect to the Securities.

         Section 2.2 Authorization and Terms of the Initial Securities. (a) The Initial Securities to be issued under this Indenture are hereby created and Funding Company may issue the Initial Securities upon execution of this Indenture. The Initial Securities shall (i) be known and designated as the "York Power Funding (Cayman) Limited 12.0% Senior Secured Bonds due 2007", (ii) be substantially in the form set forth in Exhibit A and (iii) contain substantially the terms and conditions set forth in Exhibit B. The Bond Trustee shall, at Funding Company's written request, authenticate the Initial Securities and deliver them as specified in such request.

         (b) The Initial Securities shall be dated as of the Closing Date, shall be issued in the aggregate principal amount set forth below and shall have a stated maturity date and bear interest as set forth below. Initial Securities subsequently issued pursuant to Section 2.7 (Transfer and Exchange of Securities) shall be dated as of the date of authentication thereof.



          Interest Rate                  Stated Maturity Date                Principal Amount
----------------------------------- -------------------------------- ---------------------------------

              12.0%                        October 30, 2007                    $150,000,000


         (c) Interest on the Initial Securities shall accrue from the Closing Date and shall be paid semi-annually in arrears on each April 30 and October 30, commencing October 30, 1998 and concluding on the Maturity Date for the Initial Securities. Interest on the Initial Securities shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months.

         (d) Principal of the Initial Securities shall be paid in an amount, and on the Scheduled Payment Dates, as set forth on Schedule I hereto.

         (e) The principal of, premium (if any) and interest on the Initial Securities shall be payable in immediately available funds and in such coin or currency of the United States which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts. Payment of principal of, premium (if any) and interest on any Initial Security shall be made (i) by check or draft drawn on a bank having an office located in the United States and mailed on the relevant Scheduled Payment Date to the Person in whose name such Initial Security is registered at the close of business on the Regular Record Date immediately preceding such Scheduled Payment Date, at such Person's address as it appears on the Securities Register, or (ii) by wire transfer to an account maintained by such Person in the continental United States if a Responsible Officer of the Bond Trustee shall have received written notice from such Person requesting such wire transfer and providing the appropriate wire transfer information at least fifteen (15) days prior to the relevant Regular Record Date; provided, however, that if and to the extent there shall be a default in the payment of principal, premium (if any) or interest due with respect to any Initial Security on any Scheduled Payment Date, such defaulted interest and/or principal shall be paid to the Holder in whose name such Initial Security is registered at the close of business on the Special Record Date determined by the Bond Trustee as provided in Section 2.4 (Record Dates). Funding Company shall pay any administrative costs imposed by banks in connection with the making of payments by wire transfer.

         Section 2.3 Additional Securities. (a) Additional Securities may, upon satisfaction of the conditions set forth in this Section 2.3, be issued in the amounts and for the purposes permitted herein. All Additional Securities shall
(i) rank pari passu with the Initial Securities in all respects (including, without limitation, with respect to allocation of funds received in connection with any mandatory redemption under Section 3.2 (Mandatory Redemption) or disposition of the Collateral pursuant to Article V of this Agreement) and (ii) be secured by the Collateral. All Additional Securities shall bear such date or dates, bear such interest rate or rates, have such maturity dates, redemption dates and redemption premiums, be in such form and be issued at such prices as approved in writing by Funding Company.

         (b) Upon (i) satisfaction of the applicable conditions set forth in this Section 2.3, (ii) the execution and delivery of an appropriate Supplemental Indenture in compliance with clause (d) of this Section 2.3, (iii) the execution and delivery of appropriate supplements, amendments or modifications to or of the Finance Documents (in respect of which the consent of the Bond Trustee and the Holders shall not be required; provided, however, if such supplements, amendments or modifications change the rights or obligations of the Bond Trustee, as determined by the Bond Trustee in its sole discretion, the prior written consent of the Bond Trustee shall be required in connection with any such supplements, amendments or modifications), (iv) receipt by a Responsible Officer of the Bond Trustee of the written consent of each U.S. Guarantor confirming that such U.S. Guarantor's Guarantee applies to the Outstanding Securities and the Additional Securities which Funding Company proposes to issue and (v) receipt by the Depositary Bank of an Officer's Certificate from the Project Borrowers confirming that moneys on deposit in the Debt Service Reserve Fund shall, after giving effect to the issuance of such Additional Securities, be equal to the Debt Service Reserve Required Balance (as such shall be increased to reflect payments due on the Additional Securities), Funding Company shall execute Additional Securities and deliver them to a Responsible Officer of the Bond Trustee, and a Responsible Officer of the Bond Trustee, upon the written request of Funding Company, shall authenticate such Additional Securities and deliver them to the purchasers thereof as may be directed by Funding Company in writing;

provided, however, that, notwithstanding anything to the contrary contained herein, no Additional Securities shall be issued hereunder:

                  (A)  without the written consent of Funding Company;

                  (B) except with respect to the issuance of Additional Securities in accordance with clause (x) of Section 2.3(d), at any time when a Default or an Event of Default shall have occurred and be continuing or if such proposed issuance would, upon notice or passage of time, cause a Default or an Event of Default; or

                  (C) if such proposed issuance would result in a Ratings Downgrade.

         (c) Upon the issuance of any Additional Securities, Funding Company shall promptly provide the Bond Trustee with a revised Schedule I to this Indenture that will provide for the payment of principal and interest on such Additional Securities.

         (d) Additional Securities may be issued by Funding Company; provided that a Responsible Officer of the Bond Trustee shall receive an Officer's Certificate from Funding Company certifying (i) that except with respect to clause (x) below, no Default or Event of Default exists at the time of the issuance of the Additional Securities and that such issuance shall not cause a Default or Event of Default and (ii) that the net proceeds of the issuance and sale of the Additional Securities shall be loaned by Funding Company to one or more of the Project Borrowers pursuant to the Project Loan Agreements, or supplement thereto, and such proceeds must be used by the Project Borrowers for one of the following purposes as certified by an Authorized Officer of each of the Project Borrowers and subject to the following conditions:

                  (x) to finance in whole or in part the making of capital improvements to the Big Spring Project or the Trinidad Project required to maintain compliance with Applicable Law; provided that the Independent Engineer shall have certified to the Bond Trustee that
         (A)(1) an Officer's Certificate of an Authorized Officer of the Big Spring Guarantor or Trinidad Obligor, as applicable, certifying that such Indebtedness is required to make a capital improvement to the Big Spring Project or the Trinidad Project that is required to maintain compliance with Applicable Law is reasonable and (2) that the incurrence of such Indebtedness is the most effective means of completing the applicable Project (if applicable) or making such capital expenditure and (B) after giving effect to the issuance of such Additional Securities, the minimum Projected Debt Service Coverage Ratio for (1) the next four consecutive fiscal quarters, commencing with the fiscal quarter in which such Indebtedness is incurred, taken as one annual period, and (2) each subsequent fiscal year through the Final Maturity Date, will not be less than 1.2 to 1.0;

                  (y) to finance in whole or in part the making of capital improvements in respect of the Big Spring Project or the Trinidad Project, other than those capital improvements referenced in clause (x) above; provided that (A) the Independent Engineer certifies to the Bond Trustee that after giving effect to the incurrence of such Indebtedness
         (1) the minimum Projected Debt Service Coverage Ratio for both (i) the next four consecutive fiscal quarters, commencing with the fiscal quarter in which such Indebtedness is incurred, taken as one annual period, and (ii) each fiscal year through the Final Maturity Date, will not be less than 1.5 to 1.0 and (2) the average Projected Debt Service Coverage Ratio for (i) the next four consecutive fiscal quarters, commencing with the fiscal quarter in which such Indebtedness is incurred, taken as one annual period, (ii) and each fiscal year through the Final Maturity Date, will not be less than 1.55 to 1.0 and (B) each Rating Agency then rating the Securities provides written confirmation to the Bond Trustee that no Ratings Downgrade will result from such issuance; or

                  (z) to finance in whole or in part the purchase of any loans made from Edison Mission Energy, or an Affiliate thereof, to B-41 L.P or BNYCP; provided that (A) the Independent Engineer shall have certified to the Bond Trustee that after giving effect to the incurrence of such Indebtedness, (1) the minimum Projected Debt Service Coverage Ratio for (i) the next four consecutive fiscal quarters commencing with the quarter in which such Indebtedness is to be incurred, taken as one annual period and (ii) each subsequent fiscal year through the Final Maturity Date for the Securities, will not be less than 1.5 to 1, and (2) the average Projected Debt Service Coverage Ratio for all succeeding fiscal years until the Final Maturity Date for the Securities will not be less than 1.55 to 1; and (B) written confirmation from each Rating Agency then rating the Securities that the incurrence of such Indebtedness will not result in a Ratings Downgrade.

         (e) Prior to the issuance of Additional Securities hereunder, the following shall be established in one or more Supplemental Indentures:

                  (i) the title of the Additional Securities, including CUSIP numbers, (which shall distinguish the Additional Securities from all other Securities) and the form or forms of such Securities;

                  (ii) any limit upon the aggregate principal amount of the Additional Securities that may be authenticated and delivered under this Indenture (except for Additional Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities and except for Additional Securities that are deemed never to have been authenticated and delivered hereunder);

                  (iii) the date or dates on or as of which the Additional Securities shall be dated;

                  (iv) the date or dates on which the principal of the Additional Securities is payable, the amounts of principal payable on such date or dates and the Regular Record Date for the determination of Holders to whom principal is payable;

                  (v) the rate or rates at which the Additional Securities shall bear interest or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the scheduled payment dates on which such interest shall be payable (which shall correspond to the Scheduled Payment Dates set forth herein) and the Regular Record Date for the determination of Holders to whom interest is payable;

                  (vi) the place or places where (A) the principal of, premium (if any), and interest on the Additional Securities shall be payable,
         (B) Additional Securities may be surrendered for registration of transfer or exchange and (C) notices and demands to or upon Funding Company in respect of the Additional Securities and this Indenture may be served;

                  (vii) the price or prices at which, the period or periods within which and the terms and conditions upon which the Additional Securities may be redeemed, in whole or in part, at the option of Funding Company;

                  (viii) the obligation (if any) of Funding Company to redeem, purchase or repay Additional Securities pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Additional Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

                  (ix) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Additional Securities shall be issuable;

                  (x) the restrictions or limitations (if any) on the transfer or exchange of the Additional Securities;

                  (xi) the obligation (if any) of Funding Company to file a registration statement with respect to the Additional Securities or to exchange the Additional Securities for Securities registered pursuant to the Securities Act;

                  (xii) any trustees, authenticating agents, paying agents, warrant agents, transfer agents or registrars with respect to the Additional Securities; and

                  (xiii) any other terms of the Additional Securities (which terms shall not contravene the provisions of this Indenture).

         Section 2.4 Record Dates. The Person in whose name any Security is registered at the close of business on any Regular Record Date with respect to any Scheduled Payment Date shall be entitled to receive the principal, premium (if any) and/or interest payable on such Scheduled Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Scheduled Payment Date; provided, however, that if and to the extent there is a default in the payment of the principal, premium (if any) and/or interest due on such Scheduled Payment Date, such defaulted principal, premium (if any) and/or interest shall be paid to the Persons in whose names Outstanding Securities are registered at the close of business on a subsequent date (each such date, a "Special Record Date"), which shall not be less than five (5) days preceding the date of payment of such defaulted principal, premium (if any) and/or interest, established by a notice mailed by the Bond Trustee to the registered owners of the Securities in accordance with Section 11.5(b) (Notices) not less than fifteen (15) days prior to the Special Record Date or, if the Special Record Date is less than fifteen
(15) days after the applicable Scheduled Payment Date, such shorter period.

         Section 2.5  Form of Securities.

                  2.5.1 Form Generally. The Initial Securities and the Bond Trustee's certificate of authentication thereon shall be substantially in the form set forth in Exhibit A and shall contain substantially the terms and conditions set forth in Exhibit B, which exhibits are hereby incorporated in and expressly made a part of this Indenture. The Initial Securities shall be issued in fully registered form, without interest coupons. Additional Securities shall be in the form and shall contain the terms established in one or more Supplemental Indentures. Any Security may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with Applicable Law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Security with the approval of the Bond Trustee, such determination and approval to be evidenced by the execution and authentication thereof. The Securities shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers executing the Securities may determine with the approval of the Bond Trustee, as evidenced by the execution and authentication thereof. Certificated Securities may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Certificated Securities with the approval of the Bond Trustee, as evidenced by the execution and authentication thereof.

                  2.5.2 Securities Sold Pursuant to Rule 144A. The Securities offered and sold in their initial distribution in reliance on Rule 144A to Qualified Institutional Buyers shall be issued in the form of a permanent global security (the "Restricted Global Security") (which may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate), duly executed by Funding Company and authenticated by the Bond Trustee as hereinafter provided. The Restricted Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Bond Trustee, at its principal corporate trust office, as custodian for the Depositary.

                  2.5.3 Securities Sold Pursuant to Regulation S. The Securities offered and sold in their initial distribution in reliance on Regulation S shall be issued in the form of a permanent global security (the "Unrestricted Global Security and together with the Restricted Global Security, the "Global Securities") (which may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate), duly executed by Funding Company and authenticated by the Bond Trustee as hereinafter provided. The Unrestricted Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Bond Trustee, at its principal corporate trust office, as custodian for the Depositary, for credit to the respective accounts of Euroclear. Prior to the termination of the Regulation S Restricted Period, beneficial interests in the Unrestricted Global Security may be held only through Euroclear.

                  2.5.4 Depositary. (a) Funding Company hereby agrees to appoint DTC to act as depositary (in such capacity, together with its successors in such capacity, the "Depositary") with respect to the Global Securities. The Bond Trustee shall act as custodian of each Global Security for the Depositary. So long as the Depositary or its nominee is the registered owner of any Global Security, it shall be considered the Holder of the Securities represented thereby for all purposes hereunder and under such Global Security, and neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act or shall have any rights hereunder with respect to any Global Security or under any Global Security. Notwithstanding the foregoing, nothing herein shall prevent Funding Company, the Bond Trustee or any agent of Funding Company or the Bond Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

                  (b) Funding Company may remove or replace DTC or any successor as Depositary for any reason upon thirty (30) days' notice to DTC or such successor. The Holders shall have no right to a depositary for the Securities.

                  (c) Notwithstanding any other provision of this Indenture or the Securities, so long as DTC or its nominee is the registered owner of the Securities:

                           (i) the provisions of the DTC Letter of
                  Representations shall control over the provisions of this Indenture with respect to the matters covered thereby;

                           (ii) presentation of Securities to the Bond Trustee
                  at redemption or at maturity shall be deemed made to the Bond Trustee when the right to exercise ownership rights in the Securities through DTC or Agent Members is transferred by DTC on its books; and

                           (iii) DTC may present notices, approvals, waivers or
                  other communications required or permitted to be made by Holders under this Indenture on a fractionalized basis on behalf of some or all of those Persons entitled to exercise ownership rights in the Securities through DTC or Agent Members.

         Section 2.6  Maintenance of Offices and Agencies.

                  2.6.1 Registrar and Paying Agent. (a) Funding Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (the "Registrar") where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon Funding Company in respect of the Securities or under this Indenture may be served. Funding Company shall cause a register for the registration of the Securities and of their transfer and exchange (the "Securities Register") to be kept at the office of the Registrar. Funding Company hereby initially appoints the Bond Trustee at its principal corporate trust office as Registrar, and the Bond Trustee hereby accepts such appointment.

                   (b) There shall at all times be maintained in the Borough of Manhattan, the City of New York, and in such other places of payment, if any, as shall be specified for the Securities in a related Supplemental Indenture, an office or agency (the "Paying Agent") where Securities may be presented for payment of principal, premium (if any) and interest. Funding Company hereby initially appoints the Bond Trustee at its principal corporate trust office as Paying Agent, and the Bond Trustee hereby accepts such appointment.

                  (c) Whenever Funding Company shall appoint a Paying Agent other than the Bond Trustee, it shall cause, prior to such appointment, each such Paying Agent to execute and deliver to the Bond Trustee an instrument in which such Paying Agent shall agree with the Bond Trustee, subject to the provisions of this Section 2.6.1, that such Paying Agent shall:

                           (i) hold all sums held by such Paying Agent for the
                  payment of the principal of, premium (if any) or interest on the Securities in trust for the benefit of the Holders or the Bond Trustee;

                           (ii) give a Responsible Officer of the Bond Trustee
                  within five (5) days thereafter written notice of any default by Funding Company (or any other obligor upon the Securities) in the making of any such payment of principal, premium (if any) or interest; and

                           (iii) at any time during the continuance of any such
                  default, upon the written request of the Bond Trustee, forthwith pay to the Bond Trustee all sums so held in trust by such Paying Agent.

                  (d) Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Bond Trustee may, to the extent authorized by written instructions of the Bond Trustee, be made to or received or held by any Paying Agent for the account of the Bond Trustee.

                  (e) Funding Company shall give prompt written notice to the Bond Trustee of the location, and any change in the location, of the Registrar and Paying Agent. If at any time Funding Company shall fail to maintain a Registrar and/or Paying Agent or shall fail to furnish the Bond Trustee with the location thereof, presentation or surrender of Securities for registration of transfer or exchange or for payment may be made or served at the principal corporate trust office of the Bond Trustee.

                  2.6.2 Authenticating Agent. At any time when any Securities remain Outstanding, the Bond Trustee may appoint an authenticating agent or agents (each an "Authenticating Agent") which shall be authorized to act on behalf of the Bond Trustee to authenticate Securities issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.10 (Mutilated, Destroyed, Lost or Stolen Securities), and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Bond Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Bond Trustee or the Bond Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Bond Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Bond Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent shall be made pursuant to this
         Section 2.6.2, the Securities may have endorsed thereon, in addition to the Bond Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                           This Security is one of the Securities referred to in
                  the within-mentioned Indenture.


                                            -----------------------------------
                                            Trustee

                                            Dated:
                                                  -----------------------------
                                            By:
                                               --------------------------------
                                                     Authorized Signatory

                  2.6.3 Authorized Agents Generally. (a) Any Registrar, Paying Agent or Authenticating Agent (each an "Authorized Agent") shall (i) be a corporation organized and doing business under the laws of the United States, of any state or territory thereof or of the District of Columbia, (ii) be authorized under such laws to act as Registrar, Paying Agent or Authenticating Agent, as the case may be, (iii) be subject to supervision or examination by federal, state, territorial or District of Columbia authority and (iv) either (A) have a combined capital and surplus of at least $100,000,000 or (B) have a combined capital and surplus of at least $50,000,000 and be a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $100,000,000. If such corporation publishes reports of condition at least annually, pursuant to Applicable Law or to the requirements of said supervising or examining authority, then for purposes of this Section 2.6.3, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 2.6.3, it shall resign immediately in the manner and with the effect hereinafter specified in clause (c) of this Section 2.6.3.

                  (b) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authorized Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Section 2.6.3, without the execution and filing of any instrument or any further act on the part of any of the parties hereto or such Authorized Agent or successor corporation.

                  (c) Any Authorized Agent may at any time resign by giving written notice of resignation to the Bond Trustee and Funding Company. Funding Company may, and at the request of the Bond Trustee shall, terminate the agency of any Authorized Agent by giving written notice of such termination to such Authorized Agent and to the Bond Trustee. Upon the resignation or termination of any Authorized Agent or in case at any time any Authorized Agent shall cease to be eligible to hold its position under this Section 2.6.3 (when, in either case, no other Authorized Agent performing the functions of such former Authorized Agent shall have been appointed), Funding Company (or the Bond Trustee in the case of any Authenticating Agent) shall promptly appoint one or more qualified successor Authorized Agents approved by the Bond Trustee to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 2.6.3. Funding Company (or the Bond Trustee in the case of any Authenticating Agent) shall give written notice of any such appointment to all Holders in the manner provided in Section 11.5(b) (Notices).

                  (d) Funding Company shall pay to each Authorized Agent from time to time reasonable compensation for its services hereunder, if applicable.

         Section 2.7 Transfer and Exchange of Securities. Unless and until a Security is transferred or exchanged pursuant to an effective registration statement under the Securities Act, the provisions set forth in this Section 2.7 shall apply to the transfer and exchange of such Security.

                  2.7.1 Transfer and Exchange Generally. (a) The Securities are transferable only upon the surrender thereof for registration of transfer. When a Security is presented to the Registrar with a duly executed instrument of assignment and transfer substantially in the form of Exhibit C, the Registrar shall register the transfer as requested if such transfer complies with the provisions hereof. Prior to the due presentation for registration of transfer of any Security, the Person in whose name such Security is registered shall be treated as the absolute owner of such Security for the purpose of receiving payment of principal of, premium (if any) and interest on such Security (whether or not such payment is overdue) and for all other purposes whatsoever, notwithstanding any notice to the contrary. Registration of transfer of any Security by the Registrar shall be deemed to be an acknowledgment of such transfer by Funding Company.

                  (b) When Securities are presented to the Registrar with a written request to exchange such Securities for Securities of any authorized denominations and of a like aggregate principal amount, the Registrar shall make the exchange as requested if such exchange complies with the provisions hereof.

                  (c) Following any request for transfer or exchange of one or more Securities made in compliance with clause (a) or (b), as the case may be, of this Section 2.7.1, Funding Company shall execute, and the Bond Trustee shall authenticate and deliver, one or more new Securities of a like principal amount and in such authorized denominations as may be requested. No service charge shall be made for any registration of transfer or exchange of Securities, but Funding Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with any transfer or exchange of Securities; provided, however, that no such requirement of payment shall apply to exchanges made pursuant to
         Section 2.11 (Temporary Securities) or Section 7.7 (Reference in Securities to Supplemental Indentures).

                  (d) Transfers or exchanges of the Global Securities and beneficial interests therein shall be subject to the provisions of
         Section 2.7.2 (Transfers and Exchanges of the Global Securities and Beneficial Interests Therein) and the rules of the Depositary (and Euroclear or Cedel, if applicable). Transfers or exchanges of Certificated Securities shall be subject to the provisions of Section
         2.7.3 (Transfers and Exchanges of Certificated Securities).

                  (e) Except as otherwise provided herein, each Global Security and each Certificated Security shall bear the Transfer Restriction Legend. By its acceptance of any Security bearing the Transfer Restriction Legend, whether upon original issuance or subsequent transfer, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Transfer Restriction Legend and agrees that it will transfer such Security only as provided in this Indenture. Upon the specific written request of a Holder to remove the Transfer Restriction Legend, the Registrar shall authenticate and deliver a Security with an equivalent principal amount not bearing the Transfer Restriction Legend if there is provided to Funding Company evidence reasonably satisfactory to Funding Company (which may, at Funding Company's request, include an Opinion of Counsel) that neither the Transfer Restriction Legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act. Upon a written request for the registration of transfer or exchange of a Security bearing the Transfer Restriction Legend pursuant to an effective registration statement under the Securities Act and in accordance with any applicable securities laws of any state of the United States, the Registrar shall authenticate and deliver a Security with an equivalent principal amount not bearing the Transfer Restriction Legend. If the Transfer Restriction Legend has been removed from a Security as provided in this clause (e), the transfer of such Security shall not be subject to the restrictions on transfer set forth in the Transfer Restriction Legend, and no other Security issued in exchange for all or any part of such Security shall bear the Transfer Restriction Legend unless Funding Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Registrar in writing to cause the Transfer Restriction Legend to appear thereon.

                  (f) All Securities issued upon any transfer or exchange pursuant the terms hereof shall be the valid obligations of Funding Company, evidencing the same debt, and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  2.7.2 Transfers and Exchanges of Global Securities and Beneficial Interests Therein. (a) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. So long as any Global Security remains outstanding and is held by or on behalf of the Depositary, transfers and exchanges of beneficial interests in such Global Security shall be made in accordance with the provisions of this Section 2.7.2 and in accordance with the rules and procedures of the Depositary, Euroclear and Cedel, in each case to the extent applicable (the "Applicable Procedures").

                  (b) Any transfer of a beneficial interest in the Restricted Global Security to a transferee that will take delivery in the form of a beneficial interest in the Unrestricted Global Security prior to the termination of the Regulation S Restricted Period shall be registered, subject to the Applicable Procedures, only in accordance with this clause (b). At any time prior to the termination of the Regulation S Restricted Period, upon (i) receipt by the Registrar of (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Restricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of a beneficial interest in the Unrestricted Global Security, (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer and (C) a certificate of the transferor of the beneficial interest in the Restricted Global Security substantially in the form of Exhibit E, and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (1) reflect in the Securities Register a decrease in the principal amount of the Restricted Global Security and an increase in the principal amount of the Unrestricted Global Security, each such adjustment to equal the principal amount of the beneficial interest transferred pursuant to this clause (b), and (2) instruct the Depositary to make the corresponding adjustment to its records and debit and credit the accounts of the appropriate Agent Members in accordance with the Applicable Procedures.

                  (c) Any transfer of a beneficial interest in the Restricted Global Security to a transferee that will take delivery in the form of a beneficial interest in the Unrestricted Global Security subsequent to the termination of the Regulation S Restricted Period shall be registered, subject to the Applicable Procedures, only in accordance with this clause (c). At any time subsequent to the termination of the Regulation S Restricted Period, upon (i) receipt by the Registrar of
         (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Restricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of a beneficial interest in the Unrestricted Global Security, (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer and (C) a certificate of the transferor of the beneficial interest in the Restricted Global Security substantially in the form of Exhibit E (if transfer is made in reliance on Regulation S) or Exhibit F (if transfer is made in reliance on Rule 144), and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (1) reflect in the Securities Register a decrease in the principal amount of the Restricted Global Security and an increase in the principal amount of the Unrestricted Global Security, each such adjustment to equal the principal amount of the beneficial interest transferred pursuant to this clause (c), and (2) instruct the Depositary to make the corresponding adjustment to its records and debit and credit the accounts of the appropriate Agent Members in accordance with the Applicable Procedures.

                  (d) Any transfer of a beneficial interest in the Unrestricted Global Security to a transferee that will take delivery in the form of a beneficial interest in the Restricted Global Security, either prior or subsequent to the termination of the Regulation S Restricted Period, shall be registered, subject to the Applicable Procedures, only in accordance with this clause (d). At any time upon (i) receipt by the Registrar of (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Unrestricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of a beneficial interest in the Restricted Global Security, (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer and (C) a certificate of the transferor of the beneficial interest in the Unrestricted Global Security substantially in the form of Exhibit G, and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (1) reflect in the Securities Register a decrease in the principal amount of the Unrestricted Global Security and an increase in the principal amount of the Restricted Global Security, each such adjustment to equal the principal amount of the beneficial interest transferred pursuant to this clause (e), and (2) instruct the Depositary to make the corresponding adjustment to its records and debit and credit the accounts of the appropriate Agent Members in accordance with the Applicable Procedures.

                  (e) No restrictions shall apply with respect to the transfer or registration of transfer of (i) a beneficial interest in the Restricted Global Security to a transferee that takes delivery in the form of a beneficial interest in the Restricted Global Security. Any transfer described in this clause (e) shall be made in accordance with the Applicable Procedures.

                  (f) Any transfer of a beneficial interest in the Restricted Global Security to a transferee that will take delivery in the form of one or more Certificated Securities shall be registered, subject to the Applicable Procedures, only in accordance with this clause (f). At any time upon (i) receipt by the Registrar of (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Restricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of one or more Certificated Securities, (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer and (C) a certificate of the transferor of the beneficial interest in the Restricted Global Security substantially in the form of Exhibit E (if transfer is made in reliance on Regulation S), Exhibit F (if transfer is made in reliance on Rule 144), or Exhibit G (if transfer is made in reliance on Rule
         144A), and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, (1) the Registrar shall (x) reflect in the Securities Register a decrease in the principal amount of the Restricted Global Security in an amount equal to the beneficial interest transferred pursuant to this clause (f) and
         (y) instruct the Depositary to make the corresponding adjustment to its records and debit the account of the appropriate Agent Member in accordance with the Applicable Procedures, and (2) Funding Company shall execute and the Bond Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount bearing the Transfer Restriction Legend.

                  (g) Any transfer of a beneficial interest in the Unrestricted Global Security to a transferee that will take delivery in the form of one or more Certificated Securities prior to the termination of the Regulation S Restricted Period shall be registered, subject to the Applicable Procedures, only in accordance with this clause (g). At any time prior to the termination of the Regulation S Restricted Period, upon (i) receipt by the Registrar of (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Unrestricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of one or more Certificated Securities, (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer and (C) a certificate of the transferor of the beneficial interest in the Unrestricted Global Security substantially in the form of Exhibit E (if transfer is made in reliance on Regulation S), Exhibit F (if transfer is made in reliance on Rule 144) or Exhibit G (if transfer is made in reliance on Rule
         144A), and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, (1) the Registrar shall (x) reflect in the Securities Register a decrease in the principal amount of the Unrestricted Global Security in an amount equal to the beneficial interest transferred pursuant to this clause (g) and
         (y) instruct the Depositary to make the corresponding adjustment to its records and debit the account of the appropriate Agent Member in accordance with the Applicable Procedures, and (2) Funding Company shall execute and the Bond Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount bearing the Transfer Restriction Legend.

                  (h) Any transfer of a beneficial interest in the Unrestricted Global Security to a transferee that will take delivery in the form of one or more Certificated Securities subsequent to the termination of the Regulation S Restricted Period shall be registered, subject to the Applicable Procedures, only in accordance with this clause (h). At any time subsequent to the termination of the Regulation S Restricted Period, upon (i) receipt by the Registrar of (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in the Unrestricted Global Security to transfer such beneficial interest to a Person that will take delivery in the form of one or more Certificated Securities and (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such transfer, and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, (1) the Registrar shall (x) reflect in the Securities Register a decrease in the principal amount of the Unrestricted Global Security in an amount equal to the beneficial interest transferred pursuant to this clause (h) and (y) instruct the Depositary to make the corresponding adjustment to its records and debit the account of the appropriate Agent Member in accordance with the Applicable Procedures, and (2) Funding Company shall execute and the Bond Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount. Unless determined otherwise in accordance with Applicable Law, Certificated Securities delivered pursuant to this clause (h) shall not be required to bear the Transfer Restriction Legend.

                  (i) Persons holding beneficial interests in the Global Securities may exchange such beneficial interests for one or more Certificated Securities upon satisfaction of the conditions set forth in this clause (i). At any time upon (i) receipt by the Registrar of
         (A) instructions given in accordance with the Applicable Procedures from the Depositary or its nominee on behalf of an owner of a beneficial interest in a Global Security to exchange such beneficial interest for one or more Certificated Securities and (B) a written order of the Depositary or its nominee given in accordance with the Applicable Procedures containing account and other information with respect to such exchange, and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, (1) the Registrar shall (x) reflect in the Securities

         Register a decrease in the principal amount of the appropriate Global Security in an amount equal to the beneficial interest exchanged pursuant to this clause (i) and (y) instruct the Depositary to make the corresponding adjustment to its records and debit the account of the appropriate Agent Member in accordance with the Applicable Procedures, and (2) Funding Company shall execute and the Bond Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount bearing the Transfer Restriction Legend; provided, however, that Certificated Securities issued in exchange for a beneficial interest in the Unrestricted Global Security at any time subsequent to the termination of the Regulation S Restricted Period shall not, unless determined otherwise in accordance with Applicable Law, be required to bear the Transfer Restriction Legend. At such time as all interests in a Global Security have been exchanged for Certificated Securities or cancelled, such Global Security shall be cancelled by the Bond Trustee.

                  (j) Notwithstanding any contrary provision contained herein, Certificated Securities shall be issued in exchange for the beneficial interests in the Global Securities if at any time: (i) Funding Company advises the Bond Trustee that the Depositary is unwilling or unable to continue as depositary for the Global Securities or is no longer eligible to act as such and in each case a successor depositary is not appointed by Funding Company within ninety (90) days of receipt by Funding Company of notice of such inability; (ii) Funding Company, at its option, elects to terminate the book-entry system through the Depositary with respect to the Global Securities; or (iii) after the occurrence of an Indenture Event of Default, beneficial owners holding interests representing an aggregate principal amount of Securities of not less than fifty-one percent (51%) of the Securities represented by the Global Securities advise the Bond Trustee through the Depositary that the continuation of a book-entry system through the Depositary is no longer in such beneficial owners' best interests. Upon the occurrence of any of the events set forth in clauses (i) through (iii) immediately above, the Bond Trustee, upon receipt of written notice thereof and a list of all Persons that hold a beneficial interest in the Global Securities, shall notify, through the appropriate Agent Members at the expense of Funding Company, all Persons that hold a beneficial interest in the Global Securities of the issuance of Certificated Securities. Upon surrender by the Bond Trustee, as custodian for the Depositary, of the Global Securities and receipt from the Depositary of instructions for re-registration, Funding Company shall execute and the Bond Trustee, upon the written instructions of
         (A) in the case of the events set forth in clauses (i) and (ii) immediately above, Funding Company, or (B) in the case of the events set forth in clause (iii) immediately above, beneficial owners holding interests representing an aggregate principal amount of Securities of not less than fifty-one percent (51%) of the Securities represented by the Global Securities, authenticate and deliver Certificated Securities bearing the Transfer Restriction Legend; provided, however, that Certificated Securities issued in exchange for beneficial interests in the Unrestricted Global Security at any time subsequent to the termination of the Regulation S Restricted Period shall not, unless determined otherwise in accordance with Applicable Law, be required to bear the Transfer Restriction Legend. Certificated Securities issued in exchange for beneficial interests in the Global Securities pursuant to this clause (j) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from Agent Members or otherwise, shall instruct the Bond Trustee.

                  2.7.3 Transfers and Exchanges of Certificated Securities. (a) Any transfer of a Certificated Security bearing the Transfer Restriction Legend to a transferee that takes delivery in the form of one or more Certificated Securities shall be registered only in accordance with this clause (a). Upon (i) surrender of any Certificated Security bearing the Transfer Restriction Legend at the office of the Registrar, together with (A) an executed instrument of assignment and transfer of such Certificated Security substantially in the form of Exhibit C and (B) a certificate of the transferor of such Certificated Security (or of the transferee thereof in the case of a transfer made to an institutional Accredited Investor) substantially in the form of Exhibit E (if transfer is made pursuant to Regulation S), Exhibit F (if such transfer is made pursuant to Rule 144) or Exhibit G (if such transfer is made pursuant to Rule 144A), and (ii) satisfaction of all other applicable conditions imposed by this Indenture, (1) the Bond Trustee shall register such transfer and (2) Funding Company shall execute and the Bond Trustee shall authenticate and deliver in the name of the transferee one or more Certificated Securities of any authorized denomination in the same aggregate principal amount and of the same maturity as the transferred Certificated Security, each such new Certificated Security bearing the Transfer Restriction Legend; provided, however, that Certificated Securities so delivered shall not be required to bear the Transfer Restriction Legend if there is provided to Funding Company evidence reasonably satisfactory to Funding Company (which may, at Funding Company's request, include an Opinion of Counsel) that neither the Transfer Restriction Legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act.

                  (b) Any transfer of a Certificated Security not bearing the Transfer Restriction Legend to a transferee that takes delivery in the form of one or more Certificated Securities shall be registered only in accordance with this clause (b). Upon (i) surrender of any Certificated Security not bearing the Transfer Restriction Legend at the office of the Registrar, together with an executed instrument of assignment and transfer of such Certificated Security substantially in the form of Exhibit C, and (ii) satisfaction of all other applicable conditions imposed by this Indenture, (A) the Bond Trustee shall register such transfer and (B) Funding Company shall execute and the Bond Trustee shall authenticate and deliver in the name of the transferee one or more Certificated Securities of any authorized denomination in the same aggregate principal amount and of the same maturity as the transferred Certificated Security. Each such new Certificated Security may at the request of the transferee, but shall not be required to, bear the Transfer Restriction Legend.

                  (c) Any transfer of a Certificated Security bearing the Transfer Restriction Legend to a transferee that takes delivery in the form of a beneficial interest in a Global Security shall be registered only in accordance with this clause (c). Upon (i) surrender of any Certificated Security bearing the Transfer Restriction Legend at the office of the Registrar, together with (A) an executed instrument of assignment and transfer of such Certificated Security substantially in the form of Exhibit C, (B) written instructions from the transferor that such Certificated Security shall be registered in the name of the Depositary or its nominee and (C) a certificate of the transferor of such Certificated Security (or of the transferee in the case of a transfer to an institutional Accredited Investor) substantially in the form of Exhibit E (if the transferee will take delivery in the form of a beneficial interest in the Unrestricted Global Security) or Exhibit F (if the transferee will take delivery in the form of a beneficial interest in the Restricted Global Security) and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (x) register such transfer and cancel such Certificated Security, (y) reflect in the Securities Register an increase in the appropriate Global Security in an amount equal to the Certificated Security transferred pursuant to this clause
         (c) and (z) instruct the Depositary to make the corresponding adjustment to its records and credit the account of the appropriate Agent Member in accordance with the Applicable Procedures.

                  (d) Any transfer of a Certificated Security not bearing the Transfer Restriction Legend to a transferee that takes delivery in the form of a beneficial interest in a Global Security shall be registered only in accordance with this clause (d). Upon (i) surrender of a Certificated Security not bearing the Transfer Restriction Legend at the office of the Registrar, together with (A) an executed instrument of assignment and transfer of such Certificated Security substantially in the form of Exhibit C and (B) written instructions from the transferor that such Certificated Security shall be registered in the name of the Depositary or its nominee, and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (x) register such transfer and cancel such Certificated Security, (y) reflect in the Securities Register an increase in the appropriate Global Security in an amount equal to the Certificated Security transferred pursuant to this clause
         (d) and (z) instruct the Depositary to make the corresponding adjustment to its records and credit the account of the appropriate Agent Member in accordance with the Applicable Procedures.

                  (e) Any exchange of a Certificated Security for one or more Certificated Securities in different authorized denominations shall be registered only in accordance with this clause (e). Upon (i) surrender of a Certificated Security at the office of the Registrar, together with a written request to exchange such Certificated Security for one or more Certificated Securities in different authorized denominations, and (ii) satisfaction of all other applicable conditions imposed by this Indenture, (A) the Registrar shall register such exchange and (B) Funding Company shall execute and the Bond Trustee shall authenticate and deliver in the name of the registered owner one or more Certificated Securities in any authorized denomination with the same aggregate principal amount and maturity date.

                  (f) Any exchange of a Certificated Security for a beneficial interest in a Global Security shall be registered only in accordance with this clause (f). Upon (i) surrender of a Certificated Security at the office of the Registrar, together with (A) a written request to exchange such Certificated Security for a beneficial interest in a Global Security, (B) written instructions from the registered owner that such Certificated Security shall be registered in the name of the Depositary or its nominee and (C) a certificate of the registered owner of such Certificated Security substantially in the form of Exhibit I (if the Certificated Security is being exchanged for a beneficial interest in the Unrestricted Global Security) or Exhibit J (if the Certificated Security is being exchanged for a beneficial interest in the Restricted Global Security) and (ii) satisfaction of all other applicable conditions imposed by this Indenture and the Applicable Procedures, the Registrar shall (x) register such exchange and cancel such Certificated Security, (y) reflect in the Securities Register an increase in the appropriate Global Security in an amount equal to the Certificated Security exchanged pursuant to this clause (f) and (z) instruct the Depositary to make the corresponding adjustment to its records and credit the account of the appropriate Agent Member in accordance with the Applicable Procedures.

         Section 2.8 Execution. (a) The Securities shall be executed by an Authorized Officer of Funding Company. Typographical and other minor errors or defects in any signature executing or purporting to execute the Securities shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Bond Trustee.

         (b) Any Security executed pursuant to clause (a) of this Section 2.8 may be issued and shall be authenticated by the Bond Trustee, notwithstanding that any officer signing such Security or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of such Security.

         Section 2.9 Authentication and Delivery. A Security, or any exchange, transfer or replacement thereof, shall not be valid for any purpose until an Authorized Officer of the Bond Trustee manually signs the certificate of authentication on such Security substantially in the form set forth in Exhibit
A. Subject to the requirements set forth in this Section 2.9, such authentication shall be conclusive proof that such Security has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefit of the trust hereby created. The Bond Trustee shall, in accordance with a written order of Funding Company signed by two Authorized Officers, authenticate the Securities at the initial issuance thereof and deliver them to the purchaser thereof upon payment to the Bond Trustee of the purchase price therefor. Any Securities subsequently issued under this Indenture may, in accordance with a written order of Funding Company signed by two Authorized Officers, be authenticated by the Bond Trustee or any Authenticating Agent appointed by the Bond Trustee, and such authentication shall, for all purposes of this Indenture, be deemed to be the authentication of and delivery by the Bond Trustee.

         Section 2.10 Mutilated, Destroyed, Lost or Stolen Securities. (a) If any Security shall become mutilated, Funding Company shall execute, and the Bond Trustee shall authenticate and deliver, a new Security of like tenor, maturity and denomination in exchange and substitution for the Security so mutilated, but only upon surrender to the Bond Trustee of such mutilated Security for cancellation, and Funding Company or the Bond Trustee may require indemnity therefor. If any Security shall be reported lost, stolen or destroyed, evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Bond Trustee. If such evidence shall be satisfactory to both the Bond Trustee and Funding Company and indemnity satisfactory to both shall be given, Funding Company shall execute, and thereupon the Bond Trustee shall authenticate and deliver, a new Security of like tenor, maturity and denomination. The cost of providing any substitute Security under the provisions of this Section 2.10 shall be borne by the Holder for whose benefit such substitute Security is provided. If any such mutilated, lost, stolen or destroyed Security shall have matured or be about to mature, Funding Company may, with the consent of the Bond Trustee, pay to the Holder thereof the principal amount of such Security upon the maturity thereof and compliance with the aforesaid conditions by such Holder, without the issuance of a substitute Security therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been paid on a substitute Security had one been issued.

         (b) Every substitute Security issued pursuant to this Section 2.10 shall constitute an additional contractual obligation of Funding Company, whether or not the Security alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Securities duly issued hereunder.

         (c) All Securities shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Applicable Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude any and all other rights and remedies with respect thereto.

         Section 2.11 Temporary Securities. Pending preparation of definitive Securities, Funding Company may issue, and upon a written order of Funding Company signed by two Authorized Officers the Bond Trustee shall authenticate and deliver, in lieu of definitive Securities, one or more temporary printed or typewritten Securities in the form recited in this Indenture, in any authorized denomination. If temporary Securities are issued, Funding Company shall cause definitive Securities to be prepared without unreasonable delay. The Bond Trustee shall, in accordance with a written order of Funding Company signed by two Authorized Officers, authenticate and deliver definitive Securities in exchange for and upon surrender of an equal principal amount of temporary Securities, without charge to the Holder of such Securities. Until so exchanged, temporary Securities shall in all respects be entitled to the same rights, remedies, security and other benefits under this Indenture as definitive Securities.

         Section 2.12 Cancellation and Destruction of Surrendered Securities. All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Bond Trustee, be delivered to the Bond Trustee. Funding Company may at any time deliver to the Bond Trustee for cancellation any Securities previously authenticated and delivered hereunder which Funding Company may have acquired in any manner whatsoever. The Bond Trustee (and no one else) shall cancel all Securities surrendered for payment, redemption or registration of transfer or exchange, and all Securities surrendered for cancellation by Funding Company. All canceled Securities held by the Bond Trustee shall be returned to Funding Company. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.12, except as expressly permitted by this Indenture.

         Section 2.13 Disposition of Bond Proceeds of Initial Securities. Upon receipt of the Bond Proceeds of the Initial Securities, the Bond Trustee shall apply such proceeds to the account of Funding Company for loan by the Funding Company to the Project Borrowers pursuant to the applicable Project Loan Agreement.


                                    ARTICLE 3
                            REDEMPTION OF SECURITIES

         Section 3.1 Redemption at the Option of Funding Company or the Holders.
(a) Funding Company may redeem the Securities, in whole or in part, at any time on any Business Day, at a price equal to the Redemption Price plus the Redemption Premium.

         (b) The Majority Holders, acting pursuant to Article 6 (Acts of Holders), may, following the request of Funding Company or upon their own decision, elect that Funding Company redeem the Securities, in whole or in part, at a price equal to the Redemption Price, with monies which remain on deposit in either Distribution Suspense Account for at least eighteen (18) months in accordance with the applicable Depositary Agreement as a result of relevant Project Obligors' failure to satisfy the Distribution Conditions.

         (c) If Funding Company elects to redeem the Initial Securities pursuant to clause (a) of this Section 3.1, or is required by the Majority Holders to do so in accordance with clause (b) of this Section 3.1, it shall deliver to the Bond Trustee, at least thirty (30) days prior to the date upon which notice of redemption is required to be given to the Holders pursuant to Section 3.5 (Notice of Redemption) (unless a shorter notice period shall be satisfactory to the Bond Trustee), an Officer's Certificate specifying the Redemption Date upon which such redemption shall occur and the principal amount of Initial Securities to be redeemed.

         Section 3.2 Mandatory Redemption. (a) The Initial Securities shall be redeemed, in whole or in part, at a price equal to the Redemption Price and, in the case of redemption pursuant to clause (iv) below, at a price equal to the Redemption Price plus the Redemption Premium, as follows:

                  (i) if an Event of Loss occurs with respect to the Big Spring Project or the Trinidad Project and the Big Spring Guarantor (or the Collateral Agent on its behalf) or the Trinidad

         Obligor receives Loss Proceeds in connection with such Event of Loss in excess of $2,000,000 and the Project is not or cannot be repaired, rebuilt or restored in accordance with an Approved Restoration Plan, such Loss Proceeds shall be used to redeem the Initial Securities in accordance with this Section 3.2;

                  (ii) if an Event of Loss occurs with respect to the Big Spring Project or the Trinidad Project and such Project is repaired, rebuilt or restored in accordance with an Approved Restoration Plan and the Big Spring Guarantor or the Trinidad Obligor, as applicable (or the Collateral Agent on its behalf) receives Loss Proceeds in excess of $2,000,000 in excess of the cost of such repair, rebuilding or restoration in connection with such Event of Loss, such excess Loss Proceeds shall be used to redeem the Initial Securities in accordance with this Section 3.2;

                  (iii) if the BNY Guarantor, the Warbasse Guarantor, the Trinidad Project Borrower or the Trinidad Guarantor receives as Equity Cash Flows or Note Cash Flows, as applicable, Loss Proceeds in excess of $2,000,000, in which case such Loss Proceeds received by such Project Obligor shall be made available for such redemption;

                  (iv) if a Power Contract Buy-Out occurs with respect to any Project and the relevant Project Obligor (or the Collateral Agent on its behalf) receives Power Contract Buy-Out Proceeds (which in the case of the BNY Guarantor, the Warbasse Guarantor, the Trinidad Project Borrower or the Trinidad Guarantor is received as Equity Cash Flows or Note Cash Flows, as applicable) in excess of $2,000,000, such Power Contract Buy-Out Proceeds shall be used to redeem the Initial Securities in accordance with this Section 3.2; unless (x) each Rating Agency confirms that such Power Contract Buy-Out will not result in a Ratings Downgrade and (y) the Independent Engineer confirms that, after giving effect to such Power Contract Buy-Out the average and minimum Projected Debt Service Coverage Ratio for both (1) the next four consecutive fiscal quarters, commencing with the fiscal quarter in which such Power Contract Buy-Out occurs, taken as one annual period, and (2) each fiscal year through the Final Maturity Date, will not be less than 1.55 to 1.0 and 1.5 to 1.0, respectively, in which case such Power Contract Buy-Out Proceeds shall not be made available for such redemption but instead shall be transferred to the applicable Revenue Account and disbursed in accordance with Article 3 of the applicable Depositary Agreement;

                  (v) if either the Big Spring Guarantor or the Trinidad Obligor (or the Collateral Agent on its behalf) receives liquidated damages pursuant to the Vestas Agreement, the Trinidad EES Contract or the Trinidad Turnkey Construction Contract, as applicable, in excess of $1,000,000, such liquidated damages shall be used to redeem the Initial Securities in accordance with this Section 3.2; unless (x) each Rating Agency provides written affirmation of the Ratings or (y) such proceeds are used by the Big Spring Guarantor or the Trinidad Obligor to (i) pay construction costs of the Big Spring Project or the Trinidad Project, respectively, in accordance with the applicable construction schedule and construction budget, (ii) make interest payments due prior to Substantial Completion of the Big Spring Project or the Trinidad Project, respectively, (iii) make payments to T&TEC in accordance with the Trinidad PPA, or (iv) compensate the Big Spring Guarantor for lost Tax credits in which case such liquidated damages shall not be made available for such redemption but instead shall be transferred to the applicable Revenue Account and disbursed in accordance with Article 3 of the applicable Depositary Agreement;

                  (vi) if the Warbasse Guarantor receives proceeds of Indebtedness incurred by the Warbasse Project Company, or the Trinidad Project Borrower or the Trinidad Guarantor receives proceeds of Indebtedness incurred by the Trinidad Project Company other than proceeds of Permitted Project Indebtedness, such proceeds shall be made available for such redemption;

                  (vii) if the BNY Guarantor receives any Equity Cash Flows upon the dissolution of the BNY Project Company or upon any change in the relative ownership percentage of the partners thereof, such proceeds shall be used to redeem the Initial Securities in accordance with this
         Section 3.2; or

                  (viii) if any Project Loan is accelerated and proceeds are received by Funding Company from such acceleration and from foreclosure of the Project Collateral securing the Project Loan, such proceeds shall be used to redeem the Initial Securities in accordance with this
         Section 3.2; or

                  (ix) if proceeds are received by Funding Company from the foreclosure of Project Collateral following a Guarantee Event of Default, such proceeds shall be used to redeem the Initial Securities in accordance with this Section 3.2.

         (b) If Funding Company is required to redeem the Initial Securities in accordance with this Section 3.2, it shall deliver to the Bond Trustee, immediately upon the occurrence of the event resulting in such obligation to redeem, an Officer's Certificate specifying the principal amount of Securities to be redeemed. Upon receipt of such Officer's Certificate, the Bond Trustee shall determine, as specified in such Officer's Certificate, the Redemption Date for such redemption, which Redemption Date shall be within ninety (90) days of the occurrence of the event resulting in Funding Company's obligation to redeem the Initial Securities in accordance with this Section 3.2.

         Section 3.3 Redemption Account. At least one Business Day prior to the Redemption Date for any redemption of Securities pursuant to this Article 3, Funding Company shall deposit or cause to be deposited in the applicable Redemption Account an amount (in immediately available funds) sufficient to redeem on such Redemption Date the Initial Securities called for redemption in accordance with this Article 3.

         Section 3.4 Prepayment of Project Loans. On or prior to the Redemption Date for any redemption of Initial Securities pursuant to this Article 3, Funding Company shall (a) cause (i) in the event of a redemption pursuant to
Section 3.1 (Redemption at the Option of Funding Company or the Holders), each Project Borrower, on a pro rata basis, or (ii) in the event of a redemption pursuant to Section 3.2 (Mandatory Redemption), each Project Borrower in respect of which proceeds are available for such redemption, to prepay its Project Loans pursuant to Section 2.4(b) (Prepayment) of its Project Loan Agreement and (b) deposit the monies received from such prepayment into the applicable Redemption Account pursuant to Section 3.3 (Redemption Account).

         Section 3.5 Notice of Redemption. (a) Notice of redemption shall be given in the manner provided in Section 11.5(b) (Notices) to the Holders of any Securities to be redeemed pursuant to this Article 3 at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date for such redemption. All notices of redemption shall fully identify the Securities and shall state the following:

                  (i)  the Redemption Date;

                  (ii) the Redemption Price and any applicable Redemption
         Premium;

                  (iii) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed and the aggregate principal amount of Securities to be redeemed;

                  (iv) in the case of Securities to be redeemed in part, the principal amount of such Securities to be redeemed and a statement to the effect that after the Redemption Date, upon surrender of such Securities, new Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (v)  the name and address of the Paying Agent;

                  (vi) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and any applicable Redemption Premium;

                  (vii) that on the Redemption Date the Redemption Price and any applicable Redemption Premium will become due and payable upon each Security to be redeemed or portion thereof, and that (unless Funding Company shall default in the payment of the Redemption Price and such Redemption Premium) interest thereon shall cease to accrue on and after said date;

                  (viii) a statement to the effect that the availability in the Redemption Account on the Redemption Date of an amount of immediately available funds to pay the Redemption Price and any applicable Redemption Premium in full is a condition precedent to the redemption;

                  (ix) the paragraph of the Securities pursuant to which the Securities are being redeemed; and

                  (x) the CUSIP number, if any, relating to the Securities being redeemed.

         (b) Notice of redemption of Securities to be redeemed at the election of Funding Company pursuant to Section 3.1 (Redemption at the Option of Funding Company) shall be given by Funding Company or, at Funding Company's written request by the Bond Trustee, by the Bond Trustee in the name and at the expense of Funding Company. Notice of a mandatory redemption pursuant to Section 3.2 (Mandatory Redemption) shall be given by the Bond Trustee in the name and at the expense of Funding Company. Any notice of redemption given in accordance with this Section 3.5 shall be conclusively presumed to have been given whether or not the Holder receives such notice. In any case, failure to have given such notice as herein provided or any defect in the notice given to a Holder of any Security designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Initial Security.

         Section 3.6 Securities Payable on Redemption Date. Upon the giving of notice pursuant to Section 3.5 (Notice of Redemption) and the satisfaction of the conditions, if any, set forth in such notice, the Securities or portions thereof called for redemption in such notice shall become due and payable on the Redemption Date and at the Redemption Price (plus any applicable Redemption Premium) specified in such notice, and from and after the Redemption Date (unless Funding Company shall default in the payment of such Securities at the Redemption Price plus any applicable Redemption Premium) such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portions thereof shall be paid and redeemed by Funding Company at the Redemption Price therefor plus any applicable Redemption Premium; provided, however, that any payment of interest on any Security the Scheduled Payment Date of which is on or prior to the Redemption Date shall be payable to the Holder of such Security registered as such at the close of business on the relevant Regular Record Date in accordance with the terms of this Indenture and such Security.

         Section 3.7 Selection of Securities to be Redeemed. If less than all the Securities are to be redeemed pursuant to this Article 3, the Bond Trustee shall redeem the Securities on a pro rata basis among the Outstanding Securities not previously called for redemption in whole. The Bond Trustee shall notify Funding Company promptly of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         Section 3.8 Securities Redeemed in Part. (a) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities that has or is to be redeemed.

         (b) Any Security that is to be redeemed only in part shall be surrendered at the place of payment therefor and, upon such surrender, Funding Company shall execute, and the Bond Trustee shall authenticate and make available for delivery to the Holder of such Security (at the expense of Funding Company), a new Security, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the surrendered Security.

         (c) Upon any partial redemption of Securities in accordance with this
Article 3, the scheduled principal amortization of the Securities as set forth on Schedule I shall be reduced by an amount equal to the product of (i) the scheduled principal amortization of the Securities then in effect and (ii) a fraction, the numerator of which is equal to the principal amount of the Outstanding Securities to be redeemed and the denominator of which is the principal amount of the Outstanding Securities immediately prior to such redemption. In connection with any such partial redemption, the Project Borrowers, on behalf of Funding Company, shall furnish the Bond Trustee with an Officer's Certificate setting forth the amortization schedule for the remaining Initial Securities after giving effect to such redemption. Notwithstanding any other provision of this Indenture, if any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal of such Initial Security shall, until paid or provided for, bear interest from the date fixed for redemption at the interest rate specified in such Security.

                                    ARTICLE 4
                                    COVENANTS

         Section 4.1 Payment of Principal of and Interest on Securities. Funding Company shall promptly pay or cause to be paid the principal of, premium (if any) and interest on every Security issued hereunder according to the terms hereof and thereof.

         Section 4.2 Reporting Requirements. Funding Company shall furnish or cause to be furnished to the Bond Trustee and each Rating Agency and, in the case of clauses (i), (ii) and (v) below, any Holder, prospective Holder or owner of a beneficial interest in a Global Security upon written request of such Holder substantially in the form of Exhibit M hereto, (which request may indicate that it is a continuing request for such information until further notice):

                  (i) as soon as available and in any event within sixty (60) days after the end of the first three quarterly accounting periods of Funding Company's and each Project Obligor's respective fiscal years (commencing with the quarter ending August 31, 1998) and, with respect to item (3) herein, the final quarter of each fiscal year, Unaudited Financial Statements of Funding Company and each Project Obligor for such period, each accompanied by an Officer's Certificate of Funding Company (1) to the effect that such Unaudited Financial Statements fairly present the financial condition and results of operations of Funding Company on the dates and for the periods indicated in accordance with GAAP(other than with respect to the notes and normally recurring year-end adjustments), (2) stating that no Indenture Default or Indenture Event of Default has occurred and is continuing, or, if an Indenture Default or Indenture Event of Default has occurred and is continuing, a statement as to the nature thereof and (3) setting forth the Debt Service Coverage Ratios for the historical three (3) quarters and the final quarter of such fiscal year together with a reconciliation of each quarterly Debt Service Coverage Ratio to the annual Debt Service Coverage Ratio;

                  (ii) as soon as available and in any event within one hundred and twenty (120) days after the end of Funding Company's and each Project Obligor's respective fiscal year (commencing with the fiscal year ended February 28, 1999), Annual Audited Financial Statements of Funding Company, Annual Audited Combined Financial Statements of the U.S. Guarantors and Annual Audited Consolidated Financial Statements of the Trinidad Finance Parties for such fiscal year, each accompanied by an audit opinion thereon by the Auditors, which opinion shall state that (1) said financial statements of Funding Company, the U.S. Guarantors and the Trinidad Finance Parties present fairly, in all material respects, the financial position, results of operations and cash flows of Funding Company, the U.S. Guarantors and the Trinidad Finance Parties at the end of, and for, such fiscal year in accordance with GAAP (2) nothing has come to their attention that any Indenture Default or Indenture Event of Default, as they relate to accounting matters, has occurred and is continuing, or, if such event has occurred and is continuing, a statement as to the nature thereof and (3) the annual Debt Service Coverage Ratio for such fiscal year;

                  (iii) promptly and in any event within five (5) days after an Authorized Officer of Funding Company has knowledge thereof, written notice of the occurrence of any event or condition which constitutes an Indenture Default or Indenture Event of Default, specifically stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto;

                  (iv) promptly and in any event within three (3) days after delivery to Funding Company of any notice of any Project Default or Project Event of Default, a copy of such notice; and

                  (v) promptly upon request, a list of the current balances of each of the Depositary Accounts.

         Delivery of such reports, information and documents to the Bond Trustee is for informational purposes only and the Bond Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Funding Company's compliance with any of its covenants hereunder (as to which the Bond Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.3 Corporate Existence; Compliance with Applicable Laws. (a) Funding Company shall at all times preserve and maintain in full force and effect (i) its existence as a limited liability company in good standing under the laws of the Cayman Islands and (ii) its qualification to do business in each other jurisdiction in which the character of properties owned or leased by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         (b) Funding Company shall maintain and renew all of the powers, rights, privileges and franchises necessary for the transaction of its business as conducted or proposed to be conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (c) Funding Company shall comply with all Applicable Laws (including Environmental Laws) and Governmental Approvals applicable to it, and all other acts, rules, regulations, permits, orders and requirements of any legislative, executive, administrative or judicial body relating to the issuance of the Securities by Funding Company and performance by Funding Company of its obligations hereunder, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         Section 4.4  [Intentionally Omitted.]

         Section 4.5 Payment of Taxes and Claims. Funding Company shall, prior to the time penalties shall attach thereto, pay and discharge or cause to be paid or discharged all Taxes, assessments and governmental charges or levies imposed upon it or its income or profits; provided that Funding Company shall not be required to pay any such obligation if (a) such charges are being diligently contested in good faith by appropriate proceedings, (b) during the period of such contest the enforcement of any contested item is effectively stayed and (c) adequate reserves are established with respect to the contested items (in accordance with GAAP). Funding Company shall promptly pay or cause to be paid any valid, final non-appealable judgment enforcing any such tax, duty, fee, assessment, other governmental charge or claim and shall cause the same to be satisfied of record, as applicable.

         Section 4.6 Books and Records. Funding Company shall at all times keep proper books of record and account truly and fairly reflecting the financial condition and results of operations of Funding Company in which full, true and correct entries in conformity with GAAP and all Applicable Laws shall be made of all dealings and transactions in relation to its business and activities.

         Section 4.7 Right of Inspection. Upon five (5) days written notice, Funding Company shall permit officers and designated representatives of the Bond Trustee, the Collateral Agent and the Depositary Bank to visit and inspect, in the presence of representatives of Funding Company, if requested by Funding Company, any of the properties of Funding Company, and to examine and make copies of the books of record and accounts of Funding Company and discuss the affairs, finances and accounts of Funding Company with, and be advised as to the same by, its officers, all at such reasonable times and intervals and to such reasonable extent as the Bond Trustee, the Collateral Agent and the Depositary Bank may request.

         Section 4.8 Use of Proceeds. Funding Company shall use all net Bond Proceeds solely to make loans to the Project Borrowers pursuant to the Project Loan Agreements or supplements thereto.

         Section 4.9 Performance of Finance Documents. Funding Company shall perform all of its material covenants and agreements contained in any of the Finance Documents to which it is a party and, except as may otherwise be permitted in compliance with Section 4.21 (Project Loan Agreements and Project Notes), shall take all reasonable and necessary action to prevent the termination or cancellation of any such Finance Document, except where such nonperformance or the result of such termination or cancellation could not reasonably be expected to result in a Material Adverse Effect.

         Section 4.10 Rating. Funding Company shall maintain a rating of the Securities by each of the Rating Agencies and shall comply with all reasonable requests from each of the Rating Agencies for information and/or notices related to the Securities.

         Section 4.11 Rule 144A Information; Other Information. (a) Unless a registration statement shall have previously become effective with respect to the Securities, at any time when Funding Company is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, upon the request of any Holder or any owner of a beneficial interest in a Global Security, Funding Company shall promptly furnish to such Holder or beneficial owner, to a prospective purchaser of a Security or beneficial interest therein designated by such Holder or beneficial owner, or to the Bond Trustee for delivery to such Holder, beneficial owner or prospective purchaser, as the case may be, all information specified in, and meeting the requirements of, paragraph
(d)(4) of Rule 144A in order to permit compliance by such Holder or beneficial owner with Rule 144A in connection with a resale of Securities pursuant to Rule 144A.

         (b) At any time after a registration statement with respect to the Securities shall have been filed with and declared effective by the Commission, and notwithstanding that Funding Company may no longer be required to do so pursuant to the Exchange Act or the rules and regulations promulgated thereunder, Funding Company shall provide to the Bond Trustee, each Holder and each owner of a beneficial interest in a Global Security such periodic and other reports that Funding Company would be required to file if it were subject to
Section 13 or Section 15(d) of the Exchange Act.

         Section 4.12 Auditors. Funding Company shall retain Grant Thornton or another nationally recognized independent accounting firm in the United States to act as its auditors and authorize such firm to communicate directly with the Bond Trustee and the Collateral Agent.

         Section 4.13 Big Spring and Trinidad Construction. The Big Spring Guarantor or the Trinidad Obligor, as applicable, shall deliver to the Bond Trustee an Officer's Certificate (containing customary assumptions and qualifications), substantially in the form of Exhibit L attached hereto (which, in the case of (i) below, will be confirmed as reasonable, based on the material presented therein (containing customary assumptions and qualifications) by the Independent Engineer), upon (i) Substantial Completion of each of the Big Spring Project and the Trinidad Project certifying that Substantial Completion of such Project has occurred and (ii) abandonment of either the Big Spring Project or the Trinidad Project, certifying that such Project has been abandoned. The Bond Trustee may conclusively rely on such Officer's Certificate and confirmation of the Independent Engineer without further investigation or inquiry.

         Section 4.14 Permitted Indebtedness. Funding Company shall not create or incur or suffer to exist any Indebtedness except the following (collectively, "Permitted Funding Indebtedness"):

                  (a) Indebtedness incurred pursuant to this Indenture and the Initial Securities;

                  (b) Indebtedness incurred pursuant to Additional Securities issued in accordance with the provisions of Section 2.3 (Additional Securities); and

                  (c) Indebtedness the proceeds of which shall be used by Funding Company to provide loans to the Project Borrowers; provided that such Indebtedness constitutes Permitted Project Indebtedness.

         Section 4.15 Permitted Liens. Funding Company shall not create or suffer to exist or permit any Lien upon or with respect to any of its properties except the following (collectively, "Permitted Funding Liens"):

                  (a) Liens specifically permitted or required by, or created by, any Security Document;

                  (b) Liens to secure Permitted Funding Indebtedness; provided that the holder of such Permitted Indebtedness, or a representative thereof, shall have entered into the Intercreditor Agreement;

                  (c) Liens for Taxes, assessments or governmental charges which are either not yet due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves are established in accordance with GAAP; and

                  (d) other Liens incidental to the conduct of Funding Company's business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than Liens arising by operation of law or statute in the ordinary course of business), and which do not in the aggregate materially impair the operation of Funding Company's business.

         Section 4.16 Guarantees. Funding Company shall not contingently or otherwise be or become liable, directly or indirectly, in connection with any Guarantee Obligation, except for endorsements and similar obligations in the ordinary course of business.

         Section 4.17 Business Activities. Funding Company shall not engage in any activities other than (a) those contemplated by this Indenture and the other Finance Documents and (b) activities incidental thereto.

         Section 4.18 Assignment of Obligations; Additional Agreements. Funding Company shall not assign any of its rights or obligations under any Transaction Document and shall not enter into any additional contract, agreement or undertaking if the transactions contemplated by such assignment or additional contract, agreement or undertaking could reasonably be expected to result in a Material Adverse Effect; provided that Funding Company shall be permitted to assign any of its rights or obligations hereunder and under the Project Loan Agreements if such assignment is necessary to avoid any adverse tax consequences resulting from a change in Applicable Law (or the interpretation thereof) and
(a) no Default or Event of Default shall exist and be continuing at such time,
(b) the Bond Trustee shall receive written confirmation from each Rating Agency that such assignment shall not result in a Ratings Downgrade and (c) the Bond Trustee receives satisfactory Opinions of Counsel of Funding Company stating that (i) such assignment is enforceable and creates a legal, valid and binding obligation of Funding Company, (ii) such assignment has no adverse consequences upon the rights and remedies of the Secured Parties with respect to the Collateral and (iii) such assignment shall have no adverse effects on the tax structure of the transaction prior to the assignment or upon payments to or from any Project Obligor or otherwise related to the Securities and each of the Project Notes.

         Section 4.19 Fundamental Changes; Sale of Assets. Funding Company shall not enter into any transaction of merger or consolidation, change its form of organization or its business, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), discontinue its business or sell, transfer, assign, hypothecate, pledge, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets, except in any such case as is contemplated by the Finance Documents.

         Section 4.20 Investments; Transactions with Affiliates. (a) Funding Company shall not form or have any Subsidiaries, make investments, loans or advances or acquire the stock, obligations or securities of any Person except that (i) Funding Company may make loans to each Project Borrower with the funds borrowed in accordance with Section 4.14 (Permitted Indebtedness), (ii) Funding Company may invest in Cash Equivalents, and (iii) Funding Company may invest amounts funded from equity contributions and transaction fees, subject to the other provisions of this Indenture, in stock, obligations or securities at Funding Company's discretion.

         (b) Funding Company shall not enter into any transaction or series of related transactions with any Person (including any Affiliate of Funding Company) other than in the ordinary course of business and on an arm's-length basis, except that Funding Company may perform its obligations under and engage in the transactions contemplated by the Transaction Documents.

         Section 4.21 Project Loan Agreements and Project Notes. (a) Funding Company shall not consent to, enter into or grant any amendment, waiver, consent, change or modification to any Project Loan Agreement or Project Note, except in accordance with Section 4.18 (Assignment of Obligations; Additional Agreements) or Section 7.3 (Amendment of Project Loan Agreements or Project Notes).

         (b) Funding Company shall enforce all of its rights under the Project Loan Agreements, the Guarantees and the Project Notes for the benefit of the Bond Trustee and the Holders. Funding Company shall exercise all remedies under the Project Loan Agreements, the Guarantees and the Project Notes (including acceleration of the Project Notes) as directed in writing by the Collateral Agent, acting pursuant to the Intercreditor Agreement, and in accordance with the terms of this Indenture.

         Section 4.22 Restricted Payments. Funding Company shall not make any Restricted Payments or direct any Restricted Payments to be made by or on behalf of any Project Obligor, except for payments permitted under the Depositary Agreements.

         Section 4.23 Further Assurances. (a) Funding Company shall execute and deliver, from time to time as reasonably requested by the Bond Trustee or the Collateral Agent or as necessary, at Funding Company's expense, such other documents in connection with the rights and remedies of the Bond Trustee and the Holders granted or provided for by the Finance Documents and to consummate the transactions contemplated therein.

         (b Funding Company shall, at its own expense, take all reasonable actions necessary to establish, maintain, protect, perfect and continue the perfection of the Liens created by this Agreement and the Security Documents and its rights and title and the rights and title of the Bond Trustee and the Holders to the Funding Company Collateral in such manner and in such places as in the opinion of counsel to Funding Company, the Bond Trustee or the Collateral Agent is required by Applicable Law in order to fully preserve and protect the rights of the Collateral Agent and the Bond Trustee, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         Section 4.24 Taxation. (a) All payments by Funding Company in respect of each Security shall be made free and clear of, and without withholding or deduction for or on account of, any and all Cayman Taxes, Barbados Taxes or Trinidad Taxes. Funding Company shall pay such additional amounts ("Additional Amounts") as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in the absence of such withholding or deduction; provided that no Additional Amounts shall be payable in respect of any Security: (i) in the case of payments for which presentation of a Security is required, presented for payment more than thirty (30) days after the later of
(A) the date on which such payment first became due and (B) if the full amount payable has not been received in the Borough of Manhattan, The City of New York by the Bond Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders by the Bond Trustee, except in each case to the extent that a Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of the applicable thirty (30) day period; (ii held by or on behalf of a Holder who is liable for Cayman Taxes, Barbados Taxes or Trinidad Taxes in respect of such Security by reason of having some connection to the Cayman Islands, Barbados or Trinidad, as the case may be, or any political subdivision or governmental authority thereof, other than the mere holding of such Security or the receipt of principal or interest in respect thereof; (iii) held by or on behalf of a Holder who would not be liable for or subject to such withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant taxing authority if, after having been requested by Funding Company to make such declaration or claim, such Holder fails to do so; or (iv) to which any combination of clauses (i), (ii) and (iii) is applicable.

         (b) Funding Company shall promptly pay when due any present or future stamp, court or documentary Taxes or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery or registration of each Security or any other document or instrument referred to herein or therein, excluding (i) Taxes imposed on or measured by the net income or capital of any Holder by any jurisdiction or any political subdivision or taxing authority thereof and (ii) any such Taxes, charges or similar levies imposed by any jurisdiction outside of the Cayman Islands, Barbados or Trinidad.

                                    ARTICLE 5
                           EVENTS OF DEFAULT; REMEDIES

         Section 5.1 Events of Default. The term "Indenture Event of Default," whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or shall come about or be affected by operation of law, or be pursuant to or in compliance with any Applicable Law), and any such event shall continue to be an Indenture Event of Default if and for so long as it shall not have been remedied:

         (a) Funding Company shall fail to pay any principal of, premium (if any), interest on or any other amounts (including any unscheduled cost or change) due with respect to any Security when the same becomes due and payable, whether by scheduled maturity or required prepayment or redemption or by acceleration or otherwise and such failure continues for ten (10) or more days following the due date for payment;

         (b) a Project Event of Default (other than a Project Event of Default related to failure to pay amounts owed on a Project Note or any Guarantee) shall have occurred and be continuing;

         (c) any representation or warranty made by Funding Company in the Purchase Agreement, any other Transaction Document or any representation, warranty or statement in any certificate or other document furnished to the Bond Trustee, the Collateral Agent, the Depositary Bank or any Holder by or on behalf of Funding Company thereunder, shall prove to have been false or misleading in any material respect as of the time made, confirmed or furnished and such fact, event or circumstance that gave rise to such inaccuracy has resulted in, or could reasonably be expected to result in, a Material Adverse Effect and such fact, event or circumstance shall continue uncured for thirty (30) or more days from the date an Authorized Officer of Funding Company obtains actual knowledge thereof; provided that if Funding Company commences and diligently pursues efforts to cure such fact, event or circumstance within such thirty (30) day period and delivers written notice thereof to the Bond Trustee, Funding Company may continue to effect such cure and such misrepresentation shall not be deemed an "Indenture Event of Default" for an additional ninety (90) days so long as Funding Company is diligently pursuing such cure;

         (d) Funding Company shall fail to perform or observe any covenant or agreement contained in Section 4.3 (Corporate Existence; Compliance with Applicable Laws (with respect to the maintenance of the corporate existence of Funding Company only), Section 4.5 (Payment of Taxes and Claims), Section 4.9 (Performance of Finance Documents), Section 4.14 (Permitted Indebtedness),
Section 4.15 (Permitted Liens), Section 4.16 (Guarantees), Section 4.17 (Business Activities), Section 4.19 (Fundamental Changes; Sale of Assets),
Section 4.21 (Project Loan Agreement and Project Note), Section 4.22 (Restricted Payments), Section 4.23 (Further Assurances), Section 4.24 (Taxation) or Section
7.3 (Amendment of Project Loan Agreements and Project Notes) and such failure shall continue uncured for thirty (30) or more days from the date an Authorized Officer of Funding Company obtains actual knowledge of such failure;

         (e) Funding Company shall fail to perform or observe any of its covenants contained in this Indenture (other than those referred to in clause
(d) of this Section 5.1) and such failure shall continue uncured for sixty (60) or more days from the date an Authorized Officer of Funding Company obtains actual knowledge of such failure; provided that if Funding Company commences and diligently pursues efforts to cure such default within such sixty (60) day period and delivers written notice thereof to the Bond Trustee, Funding Company may continue to effect such cure of the default and such default shall not be deemed an "Indenture Event of Default" for an additional thirty (30) days so long as Funding Company is diligently pursuing such cure;

         (f) Funding Company shall (i) apply for or authorize or approve or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or all or a substantial part of its property, (ii) admit in writing its inability or be generally unable to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other Debtor Relief Law, (vi fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or any other Debtor Relief Law or (vii) take any action for the purpose of effecting any of the foregoing including, without limitation, commencing a shareholder vote in connection with any of the foregoing;

         (g) a proceeding or case shall be commenced without the application or consent of Funding Company in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up or the composition or readjustment of debts or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Funding Company or all or a substantial part of its property under any Debtor Relief Law and such proceeding or case shall continue undismissed, or any order, judgment or decree approving any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more consecutive days, or any order for relief against Funding Company shall be entered in any involuntary case under the Federal Bankruptcy Code or any other Debtor Relief Law;

         (h) any Security Document related to the Funding Company Collateral or any Guarantee shall cease to be in full force and effect or any Lien purported to be granted thereby with respect to any material Funding Collateral shall cease to be a valid and perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties on the Funding Collateral described therein with the priority purported to be created thereby and such cessation has resulted in a Material Adverse Effect; provided that Funding Company shall have ten (10) days from the date an Authorized Officer of Funding Company obtains actual knowledge thereof to cure such cessation (if curable) or to furnish to the Collateral Agent all documents or instruments required to cure any such cessation (if curable);

         (i) except as otherwise provided in Finance Documents, (A) the Sponsor shall fail to maintain direct or indirect beneficial ownership of (i) 51% of the Trinidad Obligor, provided that (1) any purchaser with respect to the Trinidad Obligor shall agree to (x) provided a limited recourse guarantee of the Trinidad Project Loan secured by a pledge of the purchased direct or indirect interests in the Trinidad Obligor (y) the Sponsor maintains indirect control of the Trinidad Obligor and (2) such sale shall not result in a Ratings Downgrade; (ii) 25% of the Big Spring Guarantor, provided that any sale with respect to the Big Spring Guarantor shall not result in (x) a Ratings Downgrade or (y) the Sponsor's failure to maintain control of the Big Spring Guarantor, (iii) 100% of the BNY Guarantor, the Trinidad Project Borrower, the Trinidad Guarantor and the Trinidad U.S. Parent and (iv) 80% of the Trinidad Cayman Parent; provided that any sale by the Trinidad U.S. Parent of its interest in the Trinidad Cayman Parent (x) shall be to T&TEC (or its Affiliates, successors or assigns) and/or other Persons in the private sector on commercially reasonable terms and (y) such interest shall remain subject to the pledge pursuant to the applicable Trinidad Pledge Agreement, (B) Cogeneration Technologies, Inc. and York Cogeneration Partners, L.P. shall fail to maintain direct ownership of 100% of Walbasse Power I LLC and Warbasse Power II LLC, respectively, and (C) Queensgate SPV (or such other entity approved by the Bond Trustee) shall fail to maintain direct or indirect record ownership of 100% of Funding Company and hold such interest pursuant to the Declaration of Trust or as may otherwise be permitted thereunder;

         (j) Indebtedness of Funding Company in an amount exceeding $5,000,000 (other than any amount due under or pursuant to the Finance Documents) shall be required to be prepaid, or shall be declared to be due and payable, other than by scheduled required payment, prior to the stated maturity thereof, as the result of the acceleration of the stated maturity thereof following an event of default thereunder; provided that such failure continues unwaived or uncured beyond any applicable grace period and results in the acceleration of the maturity of such Indebtedness;

         (k) the entry of one or more final and non-appealable judgment or judgments for the payment of money in excess of $5,000,000 against Funding Company, which remain unpaid or unstayed for a period of ninety (90) or more consecutive days; and

         (l) Any Project Obligor shall fail to perform or observe any covenant contained in any Finance Document to which such Project Obligor is a party (subject to any applicable grace period) and such failure could reasonably be expected to result in a Material Adverse Effect.

         Section 5.2 Remedies Upon an Indenture Event of Default. (a) Subject to the Intercreditor Agreement, if one or more Indenture Events of Default shall have occurred and be continuing, then:

                  (i) in the case of an Indenture Event of Default described in Sections 5.1(f) or (g), the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon, and all premium (if any) and other amounts payable under the Securities and this Indenture, if any, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived; or

                  (ii) in the case of an Indenture Event of Default described in
         Section 5.1(b) relating to the bankruptcy, insolvency, receivership or reorganization of any of the Project Obligors which has resulted in the automatic acceleration of any Project Note, a principal amount of the Outstanding Securities which is equal to the principal amount of the Project Notes automatically accelerated in connection with such Indenture Event of Default, all interest accrued and unpaid thereon, and all premium and other amounts payable under the Securities and the Indenture, if any, will automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived and the Bond Trustee shall direct the Collateral Agent (to the extent permitted under the Intercreditor Agreement) to take possession of all Project Collateral pledged to secure the Project Note or Project Notes automatically accelerated in connection with such Indenture Event of Default and, pursuant to the Intercreditor Agreement, to sell such Project Collateral, as and to the extent permitted under the Intercreditor Agreement;

                  (iii) in the case of an Indenture Event of Default described in Section 5.1(a) hereof, (A) upon the direction of the One-Third Holders, the Bond Trustee shall, by notice to Funding Company, declare the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon, and all premium (if any), and other amounts payable under the Securities and this Indenture, if any, to be due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived and (B) the Bond Trustee may (as the One-Third Holders request) direct the Collateral Agent (to the extent permitted under the Intercreditor Agreement) to take possession of all Project Collateral pledged to secure the Project Notes to be accelerated in connection with such Indenture Event of Default and, pursuant to the Intercreditor Agreement, to sell such Project Collateral, as and to the extent permitted under the Intercreditor Agreement, and if an Indenture Event of Default referred to in this clause (iii) shall have occurred and be continuing, the Bond Trustee may declare the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon, and all premium (if any) and other amounts payable under the Securities and this Indenture, if any, to be due and payable notwithstanding the absence of direction from One-Third Holders if in the good faith exercise of its discretion the Bond Trustee determines that such action is necessary to protect the interests of the Holders; or

                  (iv) in the case of an Indenture Event of Default described in
         Section 5.1 (c), (d), (e), (h), (i), (j), (k) or (l) upon the direction of the Majority Holders, the Bond Trustee shall, by notice to Funding Company, declare the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon, and all premium (if any), and other amounts payable under the Securities and this Indenture, if any, to be due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and if one or more of the Indenture Events of Default referred to in this clause (iv) shall have occurred and be continuing, the Bond Trustee may declare the entire principal amount of the Outstanding Securities, all interest accrued and unpaid thereon, and all premium (if any) and other amounts payable under the Securities and this Indenture, if any, to be due and payable notwithstanding the absence of direction from the Majority Holders if in the good faith exercise of its discretion the Bond Trustee determines that such action is necessary to protect the interests of the Holders;

                  (v) except as described in clause (ii) above, in the case of an Indenture Event of Default described in Section 5.1(b) hereof, (x) upon the direction of the Majority Holders, the Bond Trustee shall, by notice to the Funding Company, declare a principal amount of the Outstanding Securities which is equal to the principal amount of the Project Notes related to such respective Project Loan Agreement to be accelerated in connection with such Project Event of Default, and all interest accrued and unpaid thereon, and all premium (if any), to be due and payable, whereupon the same shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived and (y) in case such Indenture Event of Default has occurred and is continuing and an acceleration has occurred, the Bond Trustee may (as the Majority Holders request) direct the Collateral Agent (to the extent permitted under the Intercreditor Agreement) to take possession of all Project Collateral pledged to secure the Project Note or Project Notes to be accelerated in connection with such Indenture Event of Default and, pursuant to the Intercreditor Agreement, to sell such Project Collateral, as and to the extent permitted under the Intercreditor Agreement, and if an Indenture Event of Default referred to in this clause (v) shall have occurred and be continuing, the Bond Trustee may declare the principal amount of the Outstanding Securities referred to in this clause to be due and payable notwithstanding the absence of direction from the Majority Holders if in the good faith exercise of its discretion the Bond Trustee determines that such action is necessary to protect the interests of the Holders; or

                  (vi) If an Indenture Event of Default other than those referred to in clauses (ii), (iii) and (v) above has occurred and is continuing and an acceleration has occurred, upon the direction of the Majority Holders the Bond Trustee may (as the Majority Holders requests) direct the Collateral Agent (to the extent permitted under the Intercreditor Agreement) to take possession of all Collateral and, pursuant to the Intercreditor Agreement, to sell the Collateral, as and to the extent permitted under the Intercreditor Agreement.

                   (b) If one or more Guarantee Events of Default shall have occurred and be continuing, the Bond Trustee may upon receipt of a notice to such effect required to be delivered pursuant to Section 5.4(iv) hereof (as the Majority Holders request) direct the Collateral Agent (to the extent permitted under the Intercreditor Agreement) to take possession of all Project Collateral pledged to secure the obligations of the respective defaulting Guarantor in connection with such Guarantee Event of Default and, pursuant to the Intercreditor Agreement, to sell such Project Collateral, as and to the extent permitted under the Intercreditor Agreement. All monies received by the Bond Trustee pursuant to such sale shall be made available for redemption of Securities pursuant to Section 3.2.

                  (c) Subject to the Intercreditor Agreement, at any time after the principal of all or a portion of the Securities shall have become due and payable upon a declared acceleration as provided in this Section 5.2, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, the Majority Holders, by written notice to the Bond Trustee and Funding Company, may rescind and annul such declaration and its consequences if:

                  (i) there shall have been paid to or deposited with the Bond Trustee a sum sufficient to pay:

                           (A) all overdue installments of interest on such
                  Securities;

                           (B) the principal of and premium (if any) on the
                  Securities that have become due other than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal;

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the respective rates provided in the Securities for late payments of interest; and

                           (D) all sums paid or advanced by the Bond Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Bond Trustee and its agents and counsel; and

                  (ii) all Indenture Events of Default, other than the nonpayment of principal of the Securities that has become due solely by such acceleration, have been cured or waived as provided in
         Section 5.6 (Waiver of Past Defaults and Events of Default);

provided that no such rescission shall affect any subsequent Indenture Default or Indenture Event of Default or impair any right consequent thereon.

         Section 5.3 Specific Remedies. Subject to Section 9.3 (Notice of Defaults) hereof, if any Indenture Event of Default shall have occurred and be continuing or if any Indenture Default referred to in Section 6.1(a) shall have occurred and be continuing, the Bond Trustee, subject to the provisions of Sections 6.2, 6.5 and 6.6 hereof, shall enforce the Guarantees and the rights of the Holders thereunder.

         Section 5.4  Judicial Proceedings Instituted by Bond Trustee.

         (a) Collection of Indebtedness; Bond Trustee Entitled to Bring Suit. Subject to the Intercreditor Agreement and Section 5.14 (Limitation on Holders' Bankruptcy Rights) and Section 11.11 (Limitation on Liability), if an Indenture Event of Default shall have occurred and be continuing, then the Bond Trustee, in its own name and as trustee of an express trust, subject to Section 5.2 (Remedies Upon an Indenture Event of Default), shall be entitled and empowered to institute any suits, actions or other proceedings at law and in equity or otherwise for the collection of the sums due and unpaid in respect of the Securities, and may prosecute such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the monies adjudged or decreed to be payable in any manner provided by Applicable Law, whether before or after or during the pendency of any proceedings for the enforcement of any of the Bond Trustee's rights or the rights of the Holders under this Indenture, and such power of the Bond Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

         (b) Bond Trustee May Recover Unpaid Debt After Sale of Collateral. Subject to the Intercreditor Agreement and Section 5.14 (Limitation on Holders' Bankruptcy Rights) and Section 11.11 (Limitation on Liability), in the case of a sale of the Collateral and the application of the proceeds of such sale to the payment of Indebtedness under this Indenture, the Bond Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any suits, actions or other proceedings at law and in equity or otherwise to enforce payment of, and to receive all amounts remaining due and unpaid upon, all or any of the Securities for the benefit of the Holders thereof, and upon any other portion of the Securities remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal thereof, premium (if any) and interest thereon (to the extent the payment of such interest is legally enforceable).

         (c) Recovery of Judgment Does Not Affect Rights. No recovery of any judgment or final decree by the Bond Trustee and no levy of any execution under any such judgment upon any of the Collateral, or upon any other property, shall in any manner or to any extent affect any rights, powers or remedies of the Bond Trustee, or any Liens, rights, powers or remedies of the Holders, but all such Liens, rights, powers or remedies shall continue unimpaired as before.

         (d) Bond Trustee May File Proofs of Claim; Appointment of Bond Trustee as Attorney-in-Fact in Judicial Proceedings. (i) Subject to the Intercreditor Agreement and Section 5.14 (Limitation on Holders' Bankruptcy Rights) and
Section 11.11 (Limitation on Liability), the Bond Trustee, in its own name, as trustee of an express trust or as attorney-in-fact for the Holders, or in any one or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Bond Trustee shall have made any demand for the payment of overdue principal, premium (if any) or interest), shall be entitled and empowered to (x) file such proofs of claim and other papers or documents and take any other actions authorized under the Trust Indenture Act as necessary or advisable in order to have the claims of the Bond Trustee and of the Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any judicial proceeding relating to Funding Company or any other obligor on the Securities (within the meaning of the Trust Indenture Act), the creditors of Funding Company or any such obligor, the Collateral or any other property of Funding Company or such obligor (each such proceeding, for purposes of this clause (d), a "Proceeding") and (y) collect and receive any monies or other property payable or deliverable on any such claims and distribute the same. Any receiver, assignee, trustee or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Bond Trustee and, in the event the Bond Trustee shall consent to the making of such payments directly to the Holders, to pay to the Bond Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Bond Trustee, its agents and counsel.

         (ii) Subject to the Intercreditor Agreement, the Bond Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Bond Trustee) the true and lawful Authorized Representative of the respective Holders, with authority to:

                  (x) make and file in the names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves) any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any Proceeding, and receive payment of any amounts distributable on account thereof;

                  (y) execute any and all papers and documents and do and perform any and all acts and things for and on behalf of the Holders as may be necessary or advisable in order to have the respective claims of the Bond Trustee and the Holders against Funding Company or any other obligor on the Securities (within the meaning of the Trust Indenture
         Act), the Collateral or any other property of Funding Company or such obligor allowed in any Proceeding; and

                  (z) receive payment of or on account of such claims and debt.

         (iii) No provision of this Indenture shall be deemed to give the Bond Trustee any right to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, to vote in respect of the claim of any Holder in any Proceeding or to otherwise change or waive in any way the rights of any Holder in any Proceeding; provided, however, that the Bond Trustee may, subject to the Intercreditor Agreement and Applicable Law, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         (iv) Any monies collected by the Bond Trustee under this clause (d) shall be applied as provided in Section 5.10 (Application of Monies Collected by Bond Trustee).

         (e) Bond Trustee Need Not Have Possession of Securities. Subject to the Intercreditor Agreement, all proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Securities may be enforced by the Bond Trustee without the possession of the Securities or the production thereof at any trial or other proceedings instituted by the Bond Trustee. In any proceedings brought by the Bond Trustee (and any proceedings involving the interpretation of any provision of this Indenture or the Securities to which the Bond Trustee shall be a party), the Bond Trustee shall be held to represent all of the Holders and it shall not be necessary to make any such Holders parties to such proceedings.

         (f) Suit to be Brought for the Ratable Benefit of Holders. Subject to the other provisions of this Indenture and to the Intercreditor Agreement, any suit, action or other proceeding at law, in equity or otherwise which shall be instituted by the Bond Trustee under any of the provisions of this Indenture or the Securities shall be for the equal, ratable and common benefit of all of the Holders.

         (g) Restoration of Rights and Remedies. In case the Bond Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture or the Securities by foreclosure, entry or otherwise and such proceedings shall have been determined adversely to the Bond Trustee, then and in every such case Funding Company and the Bond Trustee shall be restored to their former positions hereunder, and all rights, powers and remedies of the Bond Trustee and the Holders shall continue as if no such proceeding had been instituted.

         Section 5.5 Control by Holders. (a) Subject to the Intercreditor Agreement, the Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Bond Trustee, or exercising any trust or power conferred upon the Bond Trustee, under this Indenture; provided that such direction shall not be in conflict with any rule of law or with this Indenture, the Bond Trustee may take any other action deemed proper by the Bond Trustee which is not inconsistent with such direction and subject to Section 9.1 (Certain Duties and Responsibilities of Bond Trustee), the Bond Trustee need not follow any such direction if doing so would in its reasonable discretion either involve it in personal liability or be unduly prejudicial to Holders not joining in such direction, it being understood that, subject to Section 9.1 (Certain Duties and Responsibilities of Bond Trustee), the Bond Trustee shall have no obligation to make any determination with respect to any such conflict, personal liability or undue prejudice.

         Section 5.6 Waiver of Defaults and Events of Default. Subject to the Intercreditor Agreement, the Majority Holders may on behalf of the Holders of all Securities waive any Indenture Default or Indenture Event of Default and its consequences, except that only the One Hundred Percent Holders may waive an Indenture Default or Indenture Event of Default in respect of a covenant or provision hereof that under Section 7.2 (Amendments and Supplements to Indenture with Consent of Holders) cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon any waiver of any Indenture Default pursuant to this Section 5.6, such Indenture Default shall cease to exist and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any consequent right in respect thereof.

         Section 5.7 Limitation on Suits by Holders. (a) Subject to the Intercreditor Agreement and the other provisions of this Article 5, a Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (i) such Holder shall have previously given written notice to the Bond Trustee of a continuing Indenture Event of Default;

                  (ii) Holders representing the percentage of aggregate principal amount of Outstanding Securities needed to initiate the exercise of remedies shall have requested the Bond Trustee in writing to institute such suit, action or proceeding;

                  (iii) the Bond Trustee shall have refused or neglected to institute any such suit, action or proceeding for sixty (60) days after receipt of such notice by the Bond Trustee; and

                  (iv) no direction inconsistent with such written request has been given to the Bond Trustee during such sixty (60) day period by the Majority Holders.

                  (b) Subject to the Intercreditor Agreement, it is understood and intended that one or more of the Holders shall not have any right in any manner whatsoever hereunder or under the Securities to surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents on any property subject thereto or the rights of any other Holders, obtain or seek to obtain priority or preference over any other Holders or enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all of the Holders.

         Section 5.8 Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by its acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy hereunder, or in any suit against the Bond Trustee for any action taken or omitted by it as Bond Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 5.8 shall not apply to any suit instituted by the Bond Trustee, any suit instituted by a Holder or group of Holders holding in the aggregate more than ten percent (10%) in principal amount of the Outstanding Securities or any suit instituted by a Holder pursuant to Section 5.9 (Unconditional Right to Receive Payment) for the enforcement of the payment of the principal of, premium (if any) or interest on any Security on or after the respective due dates expressed in such Security.

         Section 5.9 Unconditional Right to Receive Payment. Subject to the Intercreditor Agreement, but notwithstanding any other provision of this Indenture (other than Section 5.6(a) (Waiver of Defaults and Events of Default)), the right of any Holder to receive payment of the principal of, premium (if any) or interest on any Security on or after the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 5.10 Application of Monies Collected by Bond Trustee. Following the application of funds pursuant to the Intercreditor Agreement, any money collected by the Bond Trustee pursuant to this Article 5 in respect of the Securities, together with any other monies which may then be held by the Bond Trustee under any of the provisions of this Indenture as security for the Securities (other than monies at the time required to be held for the payment of specific Securities at their stated maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Bond Trustee and, in the case of a distribution of such monies on account of principal, premium (if any) or interest, upon presentation of the Outstanding Securities, and stamping thereon of payment, if only partially paid, or upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due the Bond Trustee or any predecessor Bond Trustee under Section 9.7 (Compensation; Reimbursement; Indemnification);

                  SECOND: In case the unpaid principal amount of the Outstanding Securities shall not have become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, together with interest (at the rates specified in the Securities in respect of overdue payments and to the extent that payment of such interest shall be legally enforceable) on such payments of overdue interest;

                  THIRD: In case the unpaid principal amount of a portion of the Outstanding Securities shall have become due, first to the payment of accrued interest on all Outstanding Securities in the order of the maturity of the payments thereof, together with interest (at the rates specified in the respective Securities in respect of overdue payments and to the extent that payment of such interest shall be legally enforceable) on such payments of overdue interest, and next to the payment of the unpaid principal amount of all Securities then due;

                  FOURTH: In case the unpaid principal amount of all the Outstanding Securities shall have become due, to the payment of the whole amount then due and unpaid upon the Outstanding Securities for principal, premium (if any) and interest, together with interest (at the rates specified in the respective Securities in respect of overdue payments and to the extent that payment of such interest shall be legally enforceable) on such overdue principal, premium (if any) and interest;

                  FIFTH: In case the unpaid principal amount of all of the Outstanding Securities shall have become due, and all of the Outstanding Securities shall have been indefeasibly paid in full in cash or cash equivalents, any surplus then remaining shall be paid to Funding Company or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments in respect of the Securities to be made pursuant to priorities "SECOND" through "FOURTH" of this Section 5.10 shall be made ratably to the Holders of Securities entitled thereto, without discrimination or preference, based upon the ratio of (x) the unpaid principal amount of the Securities in respect of which such payments are to be made that are held by each such Holder and (y) the unpaid principal amount of all Outstanding Securities.

         Section 5.11 Waiver of Appraisal, Valuation, Stay and Right to Marshalling. To the full extent it may lawfully do so, Funding Company, for itself and for any other Person who may claim through or under it, hereby:

         (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction which may delay, prevent or otherwise hinder the performance or enforcement of this Indenture or the Securities, the foreclosure of the Security Documents, the sale of any of the Collateral or the putting of the purchaser or purchasers thereof into possession of the Collateral immediately after the sale thereof;

         (b) waives the benefit or advantage of any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction;

         (c) consents and agrees that the Collateral may be sold by the Collateral Agent, upon instructions from the Collateral Agent, acting pursuant to the Intercreditor Agreement, as an entirety or in parts; and

         (d) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Indenture or the Security Documents.

         Section 5.12 Remedies Cumulative; Delay or Omission Not Waiver. Each and every right, power and remedy herein specifically given to the Bond Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised, subject to the Intercreditor Agreement, from time to time and as often and in such order as may be deemed expedient by the Bond Trustee, and the exercise or commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Bond Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Funding Company or be an acquiescence therein.

         Section 5.13 The Intercreditor Agreement. (a) Simultaneously with the execution and delivery of this Indenture, the Bond Trustee shall enter into the Intercreditor Agreement acting for itself and on behalf of all Holders of the Outstanding Securities and all future Holders of any of the Securities.

         (b) Notwithstanding any other provision of this Indenture, all rights, powers and remedies available to the Bond Trustee and the Holders, and all future Holders, shall be subject to the Intercreditor Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and the terms and provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern and control other than with respect to Section 11.11 (Limitation on Liability) hereof which shall supercede any conflicting provision of the Intercreditor Agreement.

         (c) In the event that the Bond Trustee is called upon by the Collateral Agent to participate in any intercreditor vote pursuant to the Intercreditor Agreement, the Bond Trustee shall duly convene a meeting of any Holders in accordance with Article 6 (Acts of Holders) to canvass the Holders as to the vote to be cast. The Bond Trustee shall vote in any intercreditor vote only in accordance with instructions issued by the Holders at such meeting, and shall cast its vote in accordance with the direction of the Holders of the percentage of Outstanding Securities required to take action under this Indenture. In the event of the failure of any Holder to issue voting instructions to the Bond Trustee prior to the expiration of the decision period in respect of the subject intercreditor decision, the Bond Trustee shall refrain from voting on such intercreditor decision with respect to the Securities held by such Holder.

         Section 5.14 Limitation on Holders' Bankruptcy Rights. Each Holder hereby irrevocably agrees, for itself and any other Person who may claim by, through or under it, not to file, directly or indirectly, a petition to commence or join any other Person in the filing or prosecution of a petition to commence an involuntary filing or prosecution of a petition to commence an involuntary case under the Federal Bankruptcy Code against Funding Company.

                                    ARTICLE 6
                                 ACTS OF HOLDERS

         Section 6.1 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders (collectively, an "Act" of such Holders, which term also shall refer to the instruments or record evidencing or embodying the same), including any Act for which a specified percentage of the principal amount of the Securities is required, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of this Article 6, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record are delivered to the Bond Trustee and, when specifically required herein, to Funding Company. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Bond Trustee and Funding Company, if made in the manner provided in this Section 6.1. Any record of any meeting of Holders shall be proved in the manner set forth in Section 6.7 (Counting Votes and Recording Action of Meeting).

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation, association or partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of such officer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Bond Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proved by the Securities Register and the Bond Trustee shall not be affected by notice to the contrary.

         (d) Any Act by the Holder of any Security (i) shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or the exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security and (ii) shall be valid notwithstanding that such Act is taken in connection with the transfer of such Security to any other Person, including Funding Company or any Affiliate thereof.

         (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the Act contemplated by such instruments, any such

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instrument executed and delivered by or on behalf of a Holder of Securities may be revoked with respect to any or all of such Securities by written notice by such Holder (or its duly appointed agent) or any subsequent Holder (or its duly appointed agent), proven in the manner in which such instrument was proven unless such instrument is by its terms expressly irrevocable. In determining whether the requisite percentage or a majority in principal amount of Holders of Securities has joined in any Act of Holders, (i) the percentage of Holders of Securities voting and (ii) the manner in which such Holders of Securities have voted shall be as notified to the Bond Trustee by Funding Company.

         (f) Securities authenticated and delivered after any Act of Holders may, and shall if required by the Bond Trustee, bear a notation in form approved by the Bond Trustee as to any action taken by such Act of Holders. If Funding Company shall so determine, new Securities so modified as to conform, in the opinion of the Bond Trustee and Funding Company, to such action, may be prepared and executed by Funding Company and authenticated and delivered by the Bond Trustee in exchange for Outstanding Securities, each at no cost to the Holders of such Securities.

         (g) Funding Company may by a resolution of its Board of Directors, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to sign any instrument evidencing or embodying an Act of Holders. Promptly after any record date is set pursuant to this clause (g), Funding Company, at its own expense, shall cause notice of such record date to be given to the Bond Trustee in writing and to each Holder of Securities in the manner set forth in Section 11.5(b) (Notices). If a record date is fixed, those Persons who were Holders at such record date (or their duly appointed agents), and only those Persons, shall be entitled to sign any such instrument evidencing or embodying an Act of Holders or to revoke any such instrument previously signed, whether or not such Persons continue to be Holders after such record date. No such instrument shall be valid or effective if signed more than ninety
(90) days after such record date, and may be revoked as provided in clause (e) of this Section 6.1.

         Section 6.2 Purposes for Which Holders' Meeting May Be Called. A meeting of Holders may be called at any time and from time to time pursuant to this Article 6 for any of the following purposes:

         (a) to give any notice to Funding Company or to the Bond Trustee, or to give any directions to the Bond Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences;

         (b) to remove the Bond Trustee and appoint a successor Bond Trustee pursuant to Article 9 (The Bond Trustee);

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Article 7 (Supplemental Indentures);

         (d) to canvass the Holders as to the vote to be cast by the Bond Trustee in any intercreditor vote pursuant to the Intercreditor Agreement; or

         (e) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under Applicable Law.

         Section 6.3 Call of Meetings by Trustee. The Bond Trustee may at any time call a meeting of Holders of Securities for any of the purposes set forth in Section 6.2 (Purposes for Which Holders' Meeting May be Called) to be in the Borough of Manhattan, the City of New York, as the Bond Trustee shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and

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in general terms the action proposed to be taken at such meeting, shall be given by the Bond Trustee, in the manner provided in Section 11.5(b) (Notices), not less than twenty (20) nor more than one hundred eighty (180) days prior to the date fixed for the meeting, to the Holders of the Securities.

         Section 6.4 Funding Company and Holders May Call Meeting. In case Funding Company, pursuant to an appropriate action by its members, or the Holders of at least ten percent (10%) in aggregate of the principal amount of the Outstanding Securities shall have requested the Bond Trustee to call a meeting of Holders of Securities, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Bond Trustee shall not have mailed notice of such meeting within twenty (20) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then Funding Company or the Holders of Securities in the amount above specified may determine the time and place in the Borough of Manhattan, the City of New York, for such meeting and may call such meeting to take any action authorized in Section 6.2 (Purposes for Which Holders' Meeting May be Called) by giving notice thereof as provided in Section 11.5(b) (Notices).

         Section 6.5 Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Holders, a Person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as proxy for the Holder or Holders of such Securities by a Holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Bond Trustee and its counsel and any representatives of Funding Company and its counsel.

         Section 6.6 Determination of Voting Rights; Conduct and Adjournment of Meeting. (a) Notwithstanding any other provision of this Indenture, the Bond Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 6.1 (Acts of Holders) or other proof. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 6.1 (Acts of Holders) and the appointment of any proxy shall be proved in the manner specified in said Section 6.1 (Acts of Holders) or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Bond Trustee.

         (b) The Bond Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by Funding Company or by Holders as provided in Section 6.4 (Funding Company and Holders May Call Meeting), in which case Funding Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

         (c) Subject to the provisions of Section 6.10 (Securities Owned by Certain Persons Deemed Not Outstanding), at any meeting each Holder of a Security or a proxy shall be entitled to one vote for each $100,000 principal amount of Securities held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders of Securities. Any meeting of Holders duly called pursuant to Section 6.3 (Call of Meetings by Trustee) or Section 6.4 (Funding Company and Holders May Call Meeting) may be adjourned from time to time, and the meeting may be held as so adjourned without further notice. At any meeting, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; provided, however, that if less than a quorum shall be present at any meeting, the Persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

         Section 6.7 Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the serial numbers and principal amounts of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 6.3 (Call of Meetings by Trustee). The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to Funding Company and the other to the Bond Trustee to be preserved by the Bond Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 6.8 Evidence of Action Taken by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of this Article 6, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders, and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Bond Trustee, and where expressly required, to Funding Company.

         Section 6.9 Proof of Execution of Instruments and of Holding of Securities. Subject to the provisions of Sections 9.2 (Certain Rights of Bond Trustee) and 6.6 (Determination of Voting Rights; Conduct and Adjournment of Meeting) hereof and Section 3.15 of the Trust Indenture Act, proof of the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner.

         (a) The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be

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

recorded in any State within the United States, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.

         (b) The ownership of Securities may be proved by the Securities Register or by a certificate of the Registrar.

         (c) If Funding Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other act, Funding Company may, at its option, by a resolution of its Board of Directors, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but Funding Company shall have no obligation to do so. Any such record date shall be fixed at Funding Company's discretion in accordance with Section 316(c) of the Trust Indenture Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other act may be sought or given before or after the record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be the Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Outstanding Securities shall be computed as of such record date.

         (d) The Bond Trustee may require such additional proof, if any, of any matter referred to in this Section 6.9 hereof as it shall deem necessary.

         (e) The record of any Holders' meeting shall be proved as provided in
Section 6.7 (Counting Votes and Recording Action of Meeting) hereof.

         Section 6.10 Securities Owned by Certain Persons Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any request, demand, authorization, direction, notice, consent, waiver or other act under this Indenture, Securities which are owned by Funding Company, any Project Obligor, their members or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding for the purpose of any such determination except that for the purposes of determining whether the Bond Trustee shall be protected in relying on any such direction, consent or waiver, only Securities for which a Responsible Officer of the Bond Trustee has actually received written notice of such ownership as conclusively evidenced by the Securities Register shall be so disregarded. Funding Company shall furnish the Bond Trustee, upon its reasonable request, with an Officer's Certificate listing and identifying all Securities, if any, known by Funding Company or any Project Obligor to be owned or held by or for the account of any of the above-described Persons, and the Bond Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that the Securities not listed therein are Outstanding for the purpose of any such determination. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 6.10 if the pledgee shall establish to the satisfaction of the Bond Trustee that the pledgee has the right to vote such Securities and that the pledgee is not an Affiliate of Funding Company or any Project Obligor. Subject to the provisions of Section 3.15 of the Trust Indenture Act, in case of a dispute as to such right, any decision by the Bond Trustee, taken upon the advice of counsel, shall be full protection to the Bond Trustee.

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

         Section 6.11 Right of Revocation of Action Taken; Acts of Holders Binding. At any time prior to (but not after) the evidencing to the Bond Trustee, as provided in Section 6.1 (Acts of Holders), of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Bond Trustee and upon proof of holding as provided in Section 6.1 (Acts of Holders), revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange therefor or in place thereof. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon Funding Company, the Bond Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE 7
                             SUPPLEMENTAL INDENTURES

         Section 7.1 Amendments and Supplements to Indenture Without Consent of Holders. Subject to the Intercreditor Agreement, this Indenture may be amended or supplemented by Funding Company and the Bond Trustee at any time and from time to time without the consent of the Holders by a Supplemental Indenture authorized by a resolution of the Board of Directors of Funding Company filed with, and in form satisfactory to, the Bond Trustee, solely for one or more of the following purposes:

         (a) to add additional covenants of Funding Company, to surrender any right or power herein conferred upon Funding Company or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

         (b) to increase the assets securing Funding Company's obligations under this Indenture;

         (c) to provide for the issuance of Additional Securities on the conditions set forth in Section 2.3 (Additional Securities);

         (d) for any purpose not inconsistent with the terms of this Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture;

         (e) in connection with, and to reflect, any amendments to the provisions hereof required by either of the Rating Agencies in circumstances where confirmation of the Ratings are required under this Indenture in connection with the issuance of Additional Securities; provided, however, that such amendments are not, in the judgment of the Bond Trustee, to the prejudice of the Bond Trustee or the Holders; or

         (f) to provide for the issuance of Exchange Securities, as contemplated by the Registration Rights Agreement.

         Section 7.2 Amendments and Supplements to Indenture With Consent of Holders. Subject to the Intercreditor Agreement, this Indenture may be amended or supplemented (together with necessary

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

conforming amendments to the Intercreditor Agreement, the Depositary Agreement and any other Finance Document the terms of which affect the rights of the Holders hereunder or thereunder) by Funding Company and the Bond Trustee at any time and from time to time, with the consent of the Majority Holders, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, this Indenture, except with respect to
(a) the principal, premium (if any) or interest payable upon any Securities, (b) the dates on which interest on or principal of any Securities is paid, (c) the dates of maturity of any Securities and (d) this Article 7 (Supplemental Indentures). Subject to the Intercreditor Agreement, the matters of this Indenture described in clauses (a) through (d) of the preceding sentence may be amended or supplemented by Funding Company and the Bond Trustee at any time and from time to time only with the consent of the One Hundred Percent Holders. Notice of any such amendment shall be given by Funding Company to any Rating Agency then maintaining a Rating for the Securities.

         Section 7.3 Amendment of Project Loan Agreements or Project Notes. Funding Company and the Bond Trustee may without the consent of or notice to the Holders consent to any amendment or modification of any Project Loan Agreement or Project Note (i) to add additional covenants of the Project Obligors party thereto, to surrender any rights or power therein conferred upon any Project Obligors or to confer upon Funding Company any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred; (ii) to increase the assets securing the Project Obligors' obligations thereunder; (iii) to provide for the issuance of additional Project Notes in connection with the issuance of Additional Securities; (iv) for any purpose not inconsistent with the terms of this Indenture or the Project Loan Agreements or Project Notes, to cure any ambiguity or to correct or supplement any provision contained in the Project Loan Agreements or Project Notes which may be defective or inconsistent with any provision contained therein; or (v) in connection with and to reflect any amendments to the provisions thereof required by the Rating Agencies in circumstances where confirmation of the Ratings are required under the Project Loan Agreements in connection with the incurrence of Permitted Project Indebtedness or the taking (or refraining from taking) of other actions by the Project Obligors. Except as otherwise provided in this Section 7.3, neither Funding Company nor the Bond Trustee shall consent to any other amendment or modification of any Project Loan Agreement or Project Note or grant any waiver or consent thereunder without the written approval or consent of the Majority Holders. Any amendment or change to a Project Loan Agreement or Project Note which changes (i) the amount of payments due thereunder, (ii) the Person to whom such payments are to be made or (iii) the dates on which such payments are to be made shall not be made without the unanimous consent of the Holders.

         Section 7.4 Bond Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Bond Trustee is authorized to join with Funding Company in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article 7 and in so doing shall be entitled to receive and shall be fully protected in conclusively relying upon an Opinion of Counsel stating that such Supplemental Indenture or amendment is so permitted and has been duly authorized by Funding Company and that all things necessary to make it a valid and binding agreement have been done.

         Section 7.5 Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture under this Article 7, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes, and every Holder of Securities therefor or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 7.6 Conformity with Trust Indenture Act. Every Supplemental Indenture executed pursuant to Article 7 shall conform to the requirements of the Trust Indenture Act as then in effect.

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

         Section 7.7 Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article 7 may, and shall if required by Funding Company or the Bond Trustee, bear a notation in form approved by Funding Company and the Bond Trustee as to any matter provided for in such Supplemental Indenture and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If Funding Company or the Bond Trustee shall so determine, new Securities so modified as to conform, in the opinion of Funding Company and the Bond Trustee, to any such Supplemental Indenture may be prepared and executed by Funding Company and authenticated and delivered by the Bond Trustee in exchange for Outstanding Securities, each at the expense of Funding Company.

                                    ARTICLE 8
                     SATISFACTION AND DISCHARGE; DEFEASANCE

         Section 8.1 Satisfaction and Discharge of Indenture. Except as set forth in Section 8.3 (Survival of Obligations), this Indenture shall cease to be of further effect and the Bond Trustee, on written demand and at the expense of Funding Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (i)  either:

                           (A) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as set forth in Section
         2.10 (Mutilated, Destroyed, Lost or Stolen Securities) and Securities deemed to have been paid in accordance with clause (B) immediately below) have been delivered to the Bond Trustee for cancellation; or

                           (B) all Securities not theretofore delivered to the Bond Trustee for cancellation (x) have become due and payable, (y) shall become due and payable within one year or (z) are to be called for redemption within one year under arrangements satisfactory to the Bond Trustee for the giving of notice of redemption by the Bond Trustee in the name, and at the expense, of Funding Company and Funding Company shall have deposited or caused to be deposited with the Bond Trustee as trust funds in trust an amount sufficient to pay when due at maturity or upon redemption all principal of, premium (if any), interest on and other amounts in respect of such Securities not theretofore delivered to the Bond Trustee for cancellation;

                  (ii) Funding Company shall have paid or caused to be paid all other sums due and payable by it hereunder; and

                  (iii) Funding Company shall have delivered to the Bond Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the satisfaction and discharge of this Indenture pursuant to this
         Section 8.1 shall not be deemed to be, and shall not result in, a taxable event with respect to the Holders for purposes of United States federal income taxation.

         Section 8.2 Defeasance. (a) Subject to clause (d) of this Section 8.2,
Section 8.3 (Survival of Obligations) and Section 8.7 (Reinstatement), Funding Company may at any time terminate:

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

                  (i) all of its obligations under the Securities and this Indenture (the "Legal Defeasance Option"); or

                  (ii) its obligations under any provision of Article 4 (Covenants) (except with respect to Section 4.3(a) (Corporate Existence; Compliance with Applicable Laws)) and the operation of clauses (d) (except with respect to Section 4.3(a) (Corporate Existence; Compliance with Applicable
Laws)), (e) and (i) of Section 5.1 (Events of Default Defined) (the "Covenant Defeasance Option");

provided that Funding Company may exercise the Legal Defeasance Option notwithstanding the prior exercise of the Covenant Defeasance Option.

         (b) If Funding Company elects to exercise the Legal Defeasance Option and all applicable conditions set forth in clause (d) of this Section 8.2 are satisfied, payment of the Securities may not be accelerated because of any Indenture Event of Default. If Funding Company elects to exercise the Covenant Defeasance Option and all applicable conditions set forth in clause (d) of this
Section 8.2 are satisfied, payment of the Securities may not be accelerated because of an Event of Default specified in clause (d) (except with respect to Section 4.3(a) (Corporate Existence; Compliance with Applicable Laws)), (e), and
(i) of Section 5.1 (Events of Default).

         (c) If Funding Company elects to exercise the Legal Defeasance Option or the Covenant Defeasance Option and all applicable conditions set forth in clause (d) of this Section 8.2 are satisfied, the Bond Trustee shall, upon request of Funding Company, acknowledge in writing the discharge of such obligations that Funding Company terminates pursuant to this Section 8.2.

         (d) Funding Company may exercise its Legal Defeasance Option or its Covenant Defeasance Option only if the following conditions are satisfied:

                  (i) Funding Company irrevocably deposits (such deposit, the "Defeasance Deposit") in trust with the Bond Trustee monies or US Government Obligations for the payment of principal of, premium (if any) and interest on the Securities to the Final Maturity Date thereof or the Redemption Date therefor, as the case may be;

                  (ii) Funding Company delivers to the Bond Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment of the deposited US Government Obligations plus any deposited monies without investment will provide cash at such times and in such amounts as will be sufficient to pay principal, premium (if any) and interest when due on all the Securities to the Final Maturity Date thereof or the Redemption Date therefor, as the case may be;

                  (iii) ninety one (91) days pass after the Defeasance Deposit is made and no Indenture Default or Indenture Event of Default described in clause (f) or (g) of Section 5.1 (Events of Default) shall occur during the ninety one (91) day period and be continuing at the end of such period; provided, however, that the foregoing condition need not be satisfied if at the time of the Defeasance Deposit, Funding Company delivers to the Bond Trustee an Opinion of Counsel to the effect that, or a court should hold that, such deposit would not constitute a preference that could be avoided under Section 547 of the Federal Bankruptcy Code, notwithstanding that ninety one (91) days have not passed since the date of the Defeasance Deposit;

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

                  (iv) no Indenture Default or Indenture Event of Default (other than an Indenture Default or Indenture Event of Default resulting from the incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Securities) shall have occurred and be continuing on the date of and after giving effect to the Defeasance Deposit;

                  (v) the Defeasance Deposit does not constitute a default under any other agreement binding on Funding Company;

                  (vi) Funding Company delivers to the Bond Trustee an Opinion of Counsel to the effect that, or a court should hold that, the trust resulting from the Defeasance Deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended from time to time;

                  (vii) in the case of the Legal Defeasance Option, Funding Company shall have delivered to the Bond Trustee an Opinion of Counsel to the effect that, or a court should hold that, the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, which Opinion of Counsel shall be based upon an Internal Revenue Service ruling or a change in the applicable United States federal income tax law or United States Treasury regulations since the Closing Date;

                  (viii) in the case of the Covenant Defeasance Option, Funding Company shall have delivered to the Bond Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance and will be subject to United States federal income tax purposes on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; and

                  (ix) Funding Company delivers to the Bond Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated in this Section 8.2 have been complied with;

provided, however, that, notwithstanding the foregoing provisions of this
Section 8.2, the conditions set forth in clauses (ii), (iii), (iv), (v), (vi),
(vii) and (viii) need not be satisfied so long as, at the time Funding Company makes the Defeasance Deposit, (1) no Indenture Default under clause (a), (f) or
(g) of Section 5.1 (Events of Default) shall have occurred and be continuing on the date of and after giving effect to the Defeasance Deposit and either (x) a notice of redemption has been mailed pursuant to Section 3.4 (Notice of Redemption) providing for redemption of all the Securities not more than forty
(40) days after such mailing and the provisions of Article 3 (Redemption of Securities) with respect to such redemption shall have been complied with or (y) the Final Maturity Date of the Securities will occur within forty (40) days. If the conditions set forth in the foregoing proviso are satisfied, Funding Company shall be deemed to have exercised the Covenant Defeasance Option.

         Section 8.3 Survival of Obligations. Notwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.1 (Satisfaction and Discharge of Indenture) or any defeasance pursuant to Section 8.2 (Defeasance), the obligations of Funding Company and the Bond Trustee under this Article 8 and under Section 2.5 (Form of Securities), Section 2.6 (Maintenance of Offices and Agencies), Section

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2.7 (Transfer and Exchange of Securities), Section 2.10 (Mutilated, Destroyed,
Lost or Stolen Securities), Article 9 (The Bond Trustee), Section 10.1 (Names and Addresses of Holders) and Section 11.11 (Limitation of Liability) shall survive such satisfaction and discharge.

         Section 8.4 Application of Trust Money. (a) The Bond Trustee shall hold in trust all monies and US Government Obligations deposited with it pursuant to this Article 8 and shall apply such deposited monies and the monies derived from such US Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of the principal of, premium (if any) and interest on the Securities.

         (b) The Bond Trustee and the Paying Agent shall deliver or pay to Funding Company from time to time upon request by Funding Company any monies or US Government Obligations deposited with it pursuant to this Article 8 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Bond Trustee, are in excess of the amount thereof required to effect defeasance pursuant to this
Article 8 with respect to the Outstanding Securities.

         Section 8.5 Unclaimed Monies. Monies deposited with the Bond Trustee pursuant to this Article 8 which remain unclaimed two years following the date payment thereof becomes due shall, at the request of Funding Company, if at such time no Indenture Event of Default shall have occurred and be continuing, be paid to Funding Company, and the Holders of the Securities for which such deposit was made shall thereafter be limited to a claim against Funding Company; provided, however, that the Bond Trustee, prior to making payment to Funding Company pursuant to this Section 8.5, may, at the expense of Funding Company, cause a notice to be published once in a newspaper or financial journal of general circulation in the Borough of Manhattan, the City of New York, stating that the monies remaining unclaimed will be returned to Funding Company after a specified date.

         Section 8.6 Indemnity for US Government Obligations. Funding Company shall pay and shall fully indemnify the Bond Trustee against any tax, fee or other charge imposed or assessed against US Government Obligations deposited pursuant to this Article 8 or the principal and interest received with respect to such US Government Obligations, other than any such tax, fee or other charge that by law is for the account of the Holders of the Outstanding Securities.

         Section 8.7 Reinstatement. If the Bond Trustee or the Paying Agent is unable to apply any monies or US Government Obligations in accordance with this
Article 8 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, Funding Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit of monies or US Government Obligations shall have occurred pursuant to this Article 8 until such time as the Bond Trustee or the Paying Agent is permitted to apply such monies or US Government Obligations in accordance with this Article 8; provided, however, that, if Funding Company has made any payment of principal of, premium or interest on any Securities following the reinstatement of its obligations, Funding Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the monies or US Government Obligations held by the Bond Trustee or the Paying Agent.

                                    ARTICLE 9
                                THE BOND TRUSTEE

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

         Section 9.1 Certain Duties and Responsibilities of Bond Trustee. (a) Except during the continuance of an Indenture Event of Default:

                  (i) the Bond Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Bond Trustee; and

                  (ii) in the absence of bad faith on its part, the Bond Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Bond Trustee and conforming to the requirements of this Indenture; provided, however, that, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Bond Trustee, the Bond Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (b) Subject to the Intercreditor Agreement, in case an Indenture Event of Default has occurred and is continuing, the Bond Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Bond Trustee from liability for its own negligent action, its own grossly negligent acts or omissions, or its own willful misconduct, except that:

                  (i) this clause (c) shall not be construed to limit the effect of clause (a) of this Section 9.1;

                  (ii) the Bond Trustee shall not be liable for any error of judgment made in good faith by one or more Responsible Officers of the Bond Trustee, unless it shall be proved that the Bond Trustee was grossly negligent in ascertaining the pertinent facts;

                  (iii) the Bond Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the Intercreditor Agreement or the direction of the Majority Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Bond Trustee, or exercising any trust or power conferred upon the Bond Trustee, under this Indenture; and

                  (iv) no provision of this Indenture shall require the Bond Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or reasonable indemnity against such risk or liability is not assured to it.

         (d) Whether or not herein or therein expressly so provided, every provision of this Indenture and the other Finance Documents to which it is a party relating to the conduct or affecting the liability of or affording protection to the Bond Trustee (and its officers, directors, employees, agents, successors and assigns) shall be subject to the provisions of this Section 9.1 and, notwithstanding anything to the contrary, the Intercreditor Agreement.

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

         (e) The Bond Trustee shall not be responsible for insuring the Project or for collecting any insurance monies and shall have no responsibility for the financial, physical or other condition of the Project.

         (f) Promptly upon request, the Bond Trustee shall comply with all requests for information from any Holder or from the Initial Purchaser.

         Section 9.2 Certain Rights of Bond Trustee. (a) The Bond Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, notice, other evidence of Indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) Any request or direction of Funding Company shall be sufficiently evidenced by a written instrument signed by an Authorized Officer of Funding Company and any resolution of the Board of Directors of Funding Company shall be sufficiently evidenced by a copy thereof certified by the secretary of such Board of Directors.

         (c) Whenever in the administration of this Indenture the Bond Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Bond Trustee (unless other evidence is herein specifically prescribed to be relied upon) may, in the absence of willful misconduct on its part, rely upon an Officer's Certificate.

         (d) The Bond Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (e) The Bond Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Bond Trustee security or indemnity (reasonably satisfactory to the Bond Trustee) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (f) The Bond Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, notice, other evidence of Indebtedness or other paper or document.

         (g) The Bond Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by agents or attorneys and the Bond Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed in good faith by it hereunder.

         (h) The Bond Trustee shall be under no obligation to take any action pursuant to any request or direction, if it shall receive conflicting requests or directions from any party so authorized; provided that the Bond Trustee informs such parties as to the existence of such conflicting requests or directions.

         (i) The Bond Trustee shall be under no obligation to take any action which is discretionary with the Bond Trustee under this Indenture or any other Finance Document.

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

         (j) The Bond Trustee shall have no responsibility with respect to the recording, re-recording, filing or re-filing under the laws of any jurisdiction of this Indenture or any other Security Document, or any document or statement that may be recorded, re-recorded, filed or re-filed under any such laws to perfect or protect the security interests created by or pursuant to this Indenture, any other Security Document or any other document or to the payment of fees, charges, or Taxes in connection therewith or to give any notice thereof.

         Section 9.3 Notice of Defaults. (a) If payment on any Security is not made when it becomes due and payable, the Bond Trustee shall promptly notify Funding Company that it has failed to make such payment. Subject to the Intercreditor Agreement, within thirty (30) days after the occurrence of any Indenture Event of Default of which a Responsible Officer of the Bond Trustee has actual knowledge, the Bond Trustee shall give to all Holders, in the manner provided for in Section 11.5(b) (Notices), notice of such Indenture Event of Default, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of an Indenture Event of Default in respect of payment of the principal of, premium (if any) or interest on any Security, the Bond Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Bond Trustee in good faith determine that the withholding of such notice is in the interests of the Holders.

         (b) Except as otherwise expressly provided herein, the Bond Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein, or of any other documents executed in connection with the Securities, or as to the existence of an event of default thereunder, and shall not be deemed to have notice of an Indenture Event of Default unless and until a Responsible Officer of the Bond Trustee shall have (i) been notified in writing in accordance with the terms hereof or (ii) shall have received notice thereof from the Collateral Agent pursuant to Section 2.2 (Rights of the Collateral Agent) of the Intercreditor Agreement. The occurrence of either clause (i) or clause (ii) shall constitute for purposes of this Indenture "actual knowledge" on behalf of the Bond Trustee.

         (c) The Bond Trustee shall give to all Holders any notices received by it pursuant to the Intercreditor Agreement (other than those specifically for the Bond Trustee only and those which the Bond Trustee determines should not, in the interests of the Holders, be given to the Holders).

         Section 9.4 Not Responsible for Recitals or Issuance of Securities. The recitals, representations, warranties, and other statements contained herein, in the other Finance Documents, and in the Securities, except the Bond Trustee's certificate of authentication, shall be taken as the statements of Funding Company, and the Bond Trustee assumes no responsibility for their correctness. The Bond Trustee makes no representations as to the validity or sufficiency of this Indenture or any of the other Finance Documents or of the Securities. The Bond Trustee shall not be accountable for the use or application by Funding Company of the Securities or the proceeds of the issuance and sale thereof.

         Section 9.5 May Hold Securities. The Bond Trustee or any other agent of Funding Company, in its individual or any other capacity, may become the owner or pledgee of Securities and may deal with Funding Company with the same rights it would have if it were not Bond Trustee or such other agent.

         Section 9.6 Monies Held in Trust. Money held by the Bond Trustee in trust hereunder need not be segregated from other funds except to the extent required by Applicable Law. The Bond Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with Funding Company.

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

         Section 9.7 Compensation; Reimbursement; Indemnification. (a) Funding Company hereby agrees:

                  (i) to pay to the Bond Trustee as agreed upon from time to time in writing compensation for all services rendered by it hereunder or in connection with the Finance Documents (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Bond Trustee upon its request for all expenses, disbursements and advances incurred or made by the Bond Trustee in accordance with any provision of this Indenture or in connection with the Finance Documents (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                  (iii) to indemnify each of the Bond Trustee and any predecessor Bond Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage, or expense (including Taxes other than Taxes based on the income of the Bond Trustee) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         (b) The rights, privileges, protections, immunities and benefits given to the Bond Trustee, including, without limitation, its right to be indemnified, are extended to and shall be enforceable by, the Bond Trustee in each of its capacities hereunder (including as Paying Agent and Registrar) and to each agent, custodian and other Person employed to act hereunder. All indemnifications and releases from liability granted hereunder to the Bond Trustee shall extend to its officers, directors, employees, agents, successors and assigns.

         Section 9.8 Eligibility. There shall at all times be a Bond Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States, of any state or territory thereof or of the District of Columbia, (b) be authorized under such laws to exercise corporate trust powers, (c) be subject to supervision or examination by federal, state, territorial or District of Columbia authority, (d) either (i) have a combined capital and surplus of at least $100,000,000 or (ii) have a combined capital and surplus of at least $50,000,000 and be a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $100,000,000 and
(e) have a corporate trust office in the Borough of Manhattan, the City of New York, to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to Applicable Law or to the requirements of said supervising or examining authority, then for purposes of this Section 9.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Bond Trustee shall cease to be eligible in accordance with the provisions of this Section 9.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 9. None of Funding Company, any other obligor upon the Securities or any Affiliate of any of the foregoing shall serve as Bond Trustee hereunder.

         Section 9.9 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Bond Trustee and no appointment of a successor Bond Trustee pursuant to this Article 9

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

shall become effective until the acceptance of appointment by the successor Bond Trustee in accordance with the applicable requirements of Section 9.10 (Acceptance of Appointment by Successor Bond Trustee).

         (b) The Bond Trustee may resign at any time by giving written notice thereof to Funding Company. If the instrument of acceptance by a successor Bond Trustee required by Section 9.10 (Acceptance of Appointment by Successor Bond Trustee) shall not have been delivered to the Bond Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Bond Trustee may petition, at the expense of Funding Company, any court of competent jurisdiction for the appointment of a successor Bond Trustee.

         (c) The Bond Trustee may be removed at any time by Act of the Majority Holders, delivered to the Bond Trustee and Funding Company. If the instrument of acceptance by a successor Bond Trustee required by Section 9.10 (Acceptance of Appointment by Successor Bond Trustee) shall not have been delivered to the Bond Trustee within thirty (30) days after such removal, the removed Bond Trustee may petition, at the expense of Funding Company, any court of competent jurisdiction for the appointment of a successor Bond Trustee.

         (d) If at any time any of the following shall occur:

                  (i) the Bond Trustee shall cease to be eligible under Section
         9.8 (Eligibility) and shall fail to resign after written request therefor by Funding Company or by any Holder of a Security; or

                  (ii) the Bond Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Bond Trustee or of its property shall be appointed or any public officer shall take charge or control of the Bond Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) Funding Company by a resolution of its Board of Directors may remove the Bond Trustee, or (B) subject to the requirements of
Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six (6) Months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Bond Trustee and the appointment of a successor Bond Trustee.

         (e) If the Bond Trustee shall resign, be removed or become incapable of action, or if a vacancy shall occur in the office of Bond Trustee for any reason, Funding Company, by a resolution of its Board of Directors, shall promptly appoint a successor Bond Trustee and shall comply with the applicable requirements of Section 9.10 (Acceptance of Appointment by Successor Bond Trustee). If, within thirty (30) days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Bond Trustee is appointed by Act of the Majority Holders delivered to Funding Company and the retiring Bond Trustee, the successor Bond Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.10 (Acceptance of Appointment by Successor Bond Trustee), become the successor Bond Trustee with respect to the Securities and to that extent supersede the successor Bond Trustee appointed by Funding Company. If no successor Bond Trustee shall have been so appointed by Funding Company or the Holders and have accepted appointment in the manner required by
Section 9.10 (Acceptance of Appointment by Successor Bond Trustee), subject to the requirements of Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Bond Trustee.

         (f) Funding Company shall, at its own expense, give notice of each resignation and each removal of the Bond Trustee and each appointment of a successor Bond Trustee to all Holders in the manner provided in Section 11.5(b) (Notices) and shall give such notice to each of the Rating Agencies. Each notice required to be given pursuant to this Section 9.9(f) shall include the name of the successor Bond Trustee and the address of its principal corporate trust office.

         Section 9.10 Acceptance of Appointment by Successor Bond Trustee. (a) In case of the appointment hereunder of a successor Bond Trustee, every such successor Bond Trustee so appointed shall execute, acknowledge and deliver to Funding Company and to the retiring Bond Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Bond Trustee shall become effective and such successor Bond Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Bond Trustee; provided that, on the request of Funding Company or the successor Bond Trustee, such retiring Bond Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Bond Trustee all the rights, powers and trusts of the retiring Bond Trustee and shall duly assign, transfer and deliver to such successor Bond Trustee all property and money held by such retiring Bond Trustee hereunder.

         (b) Upon request of the Collateral Agent, the Collateral Agent or Funding Company, any successor Bond Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Bond Trustee all such rights, powers and trusts under the other Finance Documents to which the Bond Trustee is a party.

         (c) Upon request of any successor Bond Trustee, Funding Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Bond Trustee all such rights, powers and trusts referred to in clause (a) of this Section 9.10.

         (d) No successor Bond Trustee shall accept its appointment unless at the time of such acceptance such successor Bond Trustee shall be qualified and eligible under this Article 9.

         Section 9.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Bond Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Bond Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Bond Trustee, shall be the successor of the Bond Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article 9, without the execution and filing of any instrument or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Bond Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Bond Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Bond Trustee had itself authenticated such Securities.

         Section 9.12 Authorization. The Bond Trustee is hereby authorized to execute, deliver and perform on behalf of the Holders the Intercreditor Agreement and each of the other Finance Documents to which the Bond Trustee is or is intended to be a party, and each Holder agrees to be bound by all of the agreements of the Bond Trustee contained therein.

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

         Section 9.13 Disqualification; Conflicting Interests. If the Bond Trustee has or shall acquire a conflicting interest within the meaning of
Section 310(b) of the Trust Indenture Act, the Bond Trustee shall either eliminate such interest or resign, to the extent, within the time periods, and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 9.14 Trustee's Application for Instructions from the Company. Any application by the Bond Trustee for written instructions from Funding Company may, at the option of the Bond Trustee, set forth in writing any action proposed to be taken or omitted by the Bond Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Bond Trustee shall not be liable for any action taken by, or omission of, the Bond Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of Funding Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Bond Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

         Section 9.15 Appointment of Co-Bond Trustee or Separate Bond Trustee.
(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located or for any other reason, the Bond Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-bond trustee or co-bond trustees, or separate bond trustee or separate bond trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Bond Trustee may consider necessary or desirable. No co-bond trustee or separate bond trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.8 (Eligibility) and no notice to Holders of the appointment of any co-bond trustee or separate bond trustee shall be required.

                  (b) Every separate bond trustee and co-bond trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights and powers, conferred or imposed upon the Bond Trustee shall be conferred or imposed upon and may be exercised or performed by such separate bond trustee or co-bond trustee; and

                  (ii) No bond trustee hereunder shall be personally liable by reason of any act or omission of any other bond trustee hereunder.

                  (c) Any notice, request or other writing given to the Bond Trustee shall be deemed to have been given to each of the then separate bond trustees and co-bond trustees, as effectively as if given to each of them. Every instrument appointing any separate bond trustee or co-bond trustee shall refer to this Indenture and the conditions of this Article 9.

                  Any separate bond trustee or co-bond trustee may at any time appoint the Bond Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate bond trustee or co-bond trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Bond trustee, to the extent permitted by law, without the appointment of a new or successor bond trustee.

                                   ARTICLE 10
                   HOLDERS' LISTS AND REPORTS BY BOND TRUSTEE

         Section 10.1 Names and Addresses of Holders. If the Bond Trustee is at any time not the Registrar, Funding Company shall furnish or cause to be furnished to the Bond Trustee:

                  (i) Semi-annually, not more than fifteen (15) days after each Regular Record Date, a list, in such form as the Bond Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (ii) at such other times as the Bond Trustee may request in writing, within thirty (30) days after the receipt by Funding Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished.

                  (iii) The Bond Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Bond Trustee as provided in clause (a) of this Section 10.1 and the names and addresses of Holders received by the Bond Trustee in its capacity as Registrar. The Bond Trustee may destroy any list furnished to it as provided in clause (a) of this Section 10.1 upon receipt of a new list so furnished.

         Section 10.2 Bond Trustee and Funding Company to Furnish Other Information. On or before March 15 in every year, so long as any Securities are Outstanding hereunder, the Bond Trustee shall transmit to the Holders a brief report, dated as of the preceding December 31, to the extent required by Section 313 of the Trust Indenture Act in accordance with the procedures set forth in said Section. A copy of such report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange, if any, on which the Securities are traded.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         Section 11.1 Third Party Beneficiaries. Except as provided in Section
11.6 (Successors and Assigns), nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give any Person, other than the parties hereto and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.2 Severability. In case any provision in or obligation under this Indenture or the Securities shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any jurisdiction, shall not in any way be affected or impaired thereby.

         Section 11.3 Substitute Notice. If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or financial journal of general circulation in the Borough of

Manhattan, the City of New York, then such publication or other notice in lieu thereof as shall be made with the approval of the Bond Trustee shall constitute a giving of such notice.

         Section 11.4 Notice to Rating Agencies. Upon the occurrence of any Indenture Event of Default of which a Responsible Officer of the Bond Trustee has actual knowledge hereunder, the Bond Trustee shall promptly given notice thereof to each of the Rating Agencies.

         Section 11.5 Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by overnight delivery or telecopy, addressed to Funding Company, the Bond Trustee, the Collateral Agent and the Rating Agencies at their respective addresses specified on Schedule III hereto, or at such other address as shall be designated by such Person in a written notice to the other parties hereto.

         (b) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Securities Register, not later than the latest date (if any) and not earlier than the earliest date (if any) prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Bond Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the matter herein provided shall be conclusively presumed to have been duly given.

         Section 11.6 Successors and Assigns. All of the covenants, promises and agreements in this Indenture by or on behalf of Funding Company or the Bond Trustee shall bind and inure to the benefit of their respective successors and assigns, regardless of whether so expressed.

         Section 11.7 Section Headings. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Indenture.

         Section 11.8 Counterparts. This Indenture may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Indenture by signing any such counterpart.

         Section 11.9 Governing Law; Submission to Jurisdiction; Judgment Currency. (a) This Indenture is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

         (b) Any legal action or proceeding against Funding Company with respect to this Indenture may be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Indenture, Funding Company hereby irrevocably submits and accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Funding Company agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon Funding Company, and may be enforced in any other jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Funding Company hereby irrevocably designates, appoints and empowers Corporation Service Company with offices on the date hereof at 375 Hudson Street, New York, New York 10014-3686, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notice and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such agent, Funding Company agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Bond Trustee. Funding Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Funding Company, at its address referred to in Section 11.5(a) (Notices), such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Bond Trustee or any other Person to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Funding Company in any other jurisdiction.

         (c) Funding Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Indenture in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (d) Funding Company shall, to the maximum extent permitted by Applicable Law, in the case of any judgment or order against it for the payment of any amount in respect of any Security in a currency (the "judgment currency") other than the currency (the "denomination currency") in which such Security is denominated or in which amounts due thereunder are payable, indemnify the Holder of such Security against any deficiency arising from any variation in the rates of exchange between the date as of which the amount in the denomination currency is notionally converted into the equivalent amount in the judgement currency for the purpose of such judgment or order and the date of actual payment thereof.

         Section 11.10 Legal Holidays. If any date for the payment of principal of, premium (if any) or interest on the Securities is not a Business Day, such payment shall be due on the first Business Day thereafter.

         Section 11.11 Limitation of Liability. (a) The obligations of Funding Company hereunder are solely the obligations of Funding Company and payable from, and recourse solely to, the Funding Company's interest in the Funding Collateral. Neither the Bond Trustee nor the Holders nor any other Person (including, without limitation, any predecessor Bond Trustee) shall be entitled to take further steps in respect of any claim against Funding Company to recover amounts due to the Bond Trustee or the Holders by Funding Company following the application of the monies obtained from the realization of the assets of Funding Company save as aforementioned. No recourse shall be had against the Sponsor or any employee, officer, director, Affiliate, agent or servant of Funding Company or the Sponsor (each a "Non-Recourse Person") with respect to the Securities or this Indenture, any of the obligations of Funding Company hereunder or any obligation of Funding Company for the payment of any amount payable hereunder for any claim based on, arising out of or relating to the Securities or this Indenture; provided, however, that nothing in this Section 11.11 shall be deemed to affect or diminish (a) the obligations of any such Non-Recourse Person under any Transaction Document to which it is party, (b) the rights and remedies of the Bond Trustee and the Holders against any such Non-Recourse Person under any

Transaction Document to which any such Non-Recourse Person is a party, (c) the rights and remedies of the Bond Trustee and the Holders with respect to the Collateral or (d) the obligations of any such Non-Recourse Person under any Transaction Document as a result of such Person's fraud or willful misconduct.

         (b) Anything in this Indenture to the contrary notwithstanding, in no event shall the Bond Trustee (or its officers, directors, employees, agents, successors and assigns) be liable under or in connection with this Indenture for any special, indirect or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Bond Trustee and regardless of the form of action.

         Section 11.12 English Language. All documents to be furnished or communications to be given or made under this Indenture shall be in the English language or, if in another language, shall be accompanied by a certified translation into English, which translation shall be the governing version among the parties hereto.

         Section 11.13 Entire Agreement. This Indenture, together with any other agreements executed in connection herewith, is intended by the parties hereto as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions hereof.

         Section 11.14 Survival. The representations and warranties of Funding Company contained herein shall survive the execution and delivery of this Indenture.

         Section 11.15 All Payments in US Dollars. All payments under this Indenture or the Securities shall be made exclusively in United States dollars.

         Section 11.16 Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply in this Indenture as so modified or shall be excluded, as the case may be.

         Section 11.17 Communication Among Holders. Holders may communicate with other Holders with respect to their rights under this Indenture or the Securities in accordance with Section 312(b) of the Trust Indenture Act. Funding Company, the Bond Trustee and all other Persons shall have the protection of
Section 312(c) of the Trust Indenture Act.

         Section 11.18 Officers' Certificates and Opinions of Counsel. (a) Except as otherwise expressly provided in this Indenture, upon any application or request by Funding Company to the Bond Trustee that the Bond Trustee take any action under any provision of this Indenture, Funding Company shall furnish to the Bond Trustee an Officer's Certificate of Funding Company stating that all conditions precedent (if any) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (if any) have been complied with; provided, however, that, in the case of any particular application or request as to which the furnishing of documents, certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each Authorized Representative signing such certificate or opinion has read such covenant or condition;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such Authorized Representative, such examination or investigation has been made as is necessary to enable each such individual to express an informed opinion as to whether such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such Authorized Representative, such condition or covenant has been complied with; and

                  (v) in the case of an Officer's Certificate of Funding Company, a statement that no Default or Event of Default has occurred and is continuing (unless such Officer's Certificate relates to a Default or Event of Default).

         Section 11.19 Form of Certificates and Opinions Delivered to Trustee.
(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but shall not be required to, be consolidated and form one instrument.

         (b) Any Officer's Certificate or opinion of an Authorized Representative of Funding Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or has reason to believe that the certificate or opinion of or representations by such counsel with respect to the matters upon which such Officer's Certificate or opinion of such officer is based are erroneous.

         (c) Any certificate of counsel or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of Funding Company, upon a certificate or opinion of, or representations by, an Authorized Representative of Funding Company, unless such counsel knows or in the exercise of reasonable care should know that the certificate or opinion of or representations by such Authorized Representative with respect to the matters upon which such certificate or such Opinion of Counsel is based are erroneous. Any Opinion of Counsel stated to be based on another Opinion of Counsel shall be accompanied by such other Opinion of Counsel.

         Section 11.20 Delivery of Certificates to Rating Agencies. The Bond Trustee shall deliver to the Rating Agencies copies of all certificates and opinions delivered to the Bond Trustee by Funding

Company pursuant to this Indenture; provided that the Bond Trustee shall have no liability with respect to any information contained therein or omitted therefrom.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as a deed as of the date first above written.


                           YORK POWER FUNDING (CAYMAN)
                           LIMITED


                           By:
                              -------------------------------------------------
                               Name:   Martin Couch
                               Title:  Director

                           In the presence of:


                           ----------------------------------------------------
                           Name:


                           THE BANK OF NEW YORK
                     as Bond Trustee


                           By:
                              -------------------------------------------------
                              Name:
                              Title:

                                   SCHEDULE I

                            AMORTIZATION OF PRINCIPAL


                                                             Percentage of Principal
     Scheduled Payment Date                                       Amounts Payable
     -----------------------                                 -----------------------
       April 30, 2000                                                  0.90%
       October 30, 2000                                                0.89%
       April 30, 2001                                                  1.10%
       October 30, 2001                                                1.07%
       April 30, 2002                                                  0.50%
       October 30, 2002                                                0.48%
       April 30, 2003                                                  0.36%
       October 30, 2003                                                0.35%
       April 30, 2004                                                  0.77%
       October 30, 2004                                                0.72%
       April 30, 2005                                                  1.26%
       October 30, 2005                                                1.15%
       April 30, 2006                                                  0.50%
       October 30, 2006                                                0.45%
       April 30, 2007                                                  0.44%
       October 30, 2007                                               89.06%


                                  Schedule I-1

                                   SCHEDULE II

                               ACCOUNT INFORMATION


     ACCOUNT NAME                                                       ACCOUNT NO.
   ----------------                                                     -----------
U.S. Revenue Account                                                      800000
U.S. Interest Account                                                     800001
U.S. Principal Account                                                    800002
U.S. Distribution Account                                                 800003
U.S. Distribution Suspense Account                                        800004
U.S. Loss Proceeds Account                                                800006
U.S. Redemption Account                                                   800007
Big Spring Operating Account                                              800008
Big Spring Construction Account                                           800009
     Contingency Reserve Account                                          800005
Big Spring Maintenance Reserve Account                                   8000010
Debt Service Reserve Account                                             8000012
BNY Supplemental Reserve Account                                         8000013
U.S. Additional Reserve Account                                          8000011
Trinidad Revenue Account                                                 8000014
Trinidad Interest Account                                                8000015
Trinidad Principal Account                                               8000016
Trinidad Distribution Account                                            8000017
Trinidad Distribution Suspense Account                                   8000018
Trinidad Loss Proceeds Account                                           8000019
Trinidad Redemption Account                                              8000020
Trinidad Operating Account                                               8000021
Trinidad Construction Account                                            8000022
Trinidad Maintenance Reserve Account                                     8000023
Trinidad Additional Reserve Account                                      8000024


                                  Schedule II-1

                                  SCHEDULE III

                                NOTICE ADDRESSES



1.   York Power Funding (Cayman) Limited
         _ Queensgate SPV Services, Limited
     P.O. Box 1093 GT,
     Compass Center
     2nd Floor
     Crewe Road
     Grand Cayman, Cayman Islands

2.   InnCOGEN, Limited
     #10 Marine Villas
     Columbus Boulevard
     West Moorings by the Sea
     Trinidad, W.I.

3.   York Ex International SRL
     The Ernst & Young Building
     Bush Hill, Bay Street
     St. Michael, Barbados

4.   York Holdings (Barbados) SRL
     The Ernst & Young Building
     Bush Hill, Bay Street
     St. Michael, Barbados

5.   York Holdings (Caymans) LLC
     _ Maples and Calder
     P.O. Box 309
         George Town, Grand Cayman
     Cayman Islands
     British West Indies

6.   York T&T Holdings, Inc.
     c/o York Research Corporation
     280 Park Avenue, Suite 2700W
     New York, NY  10017

7.   Warbasse Power I LLC
     c/o York Research Corporation
     280 Park Avenue, Suite 2700W
     New York, NY  10017

                                 Schedule III-1

8.       Warbasse Power II LLC
         c/o York Research Corporation
         280 Park Avenue, Suite 2700W
         New York, NY  10017

9.       Brooklyn Navy Yard Power LP
         c/o York Research Corporation
         280 Park Avenue, Suite 2700W
         New York, NY  10017

10. New World Power Texas Renewable Energy Limited Partnership 3300 South Moss Lake Road
         Big Spring, Texas  79720

11.      The Bank of New York, as Bond Trustee
         101 Barclay Street
         New York, New York 10286
         Facsimile: (212) 815-5544
         Attention: International and Structured Finance

12.      The Bank of New York, as Collateral Agent
         101 Barclay Street
         New York, New York 10286
         Facsimile: (212) 815-5544
         Attention: International and Structured Finance

13.      Moody's Investor Service
         99 Church Street
         New York, New York
         Attention:

14.      Standard & Poor's
         25 Broadway
         New York, New York  10004
         Attention: Corporate Ratings

15.      Ernst & Young Trust Corporation
         Ernst & Young Building
         Bush Hill, Bay Street
         Bridgetown, Barbados

                                 Schedule III-2

                                   APPENDIX A

     "Act" when used with respect to any Holder, shall have the meaning given that term in Section 6.1 (Acts of Holders).

     "Additional Project Document" shall mean (i) any contract or undertaking relating to the purchase or sale of electricity from the Projects entered into by any of the Project Obligors after the Closing Date (b) any consent or security instrument entered into by Funding Company, any Project Obligor or any other relevant party in connection with an Additional Project Document or (c) any contract or undertaking to which Funding Company or any Project Obligor is a party entered into after the Closing Date relating to the capital improvements, operation or maintenance of the Project, in each case which is material to the applicable Project.

     "Additional Securities" shall mean any Securities issued pursuant to
Section 2.3 (Additional Securities).

     "Affiliate" shall mean, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agency Agreements" means the separate Agency Agreements, each dated as of the Closing Date, between Funding Company and each of the Project Borrowers, as amended or supplemented.

     "Agent Members" shall have the meaning given to that term in Section 2.5.4(a) (Depositary).

     "Annual Audited Financial Statements" shall mean audited financial statements prepared in accordance with GAAP.

     "Annual Audited Combined Financial Statements" shall mean audited combined financial statements prepared in accordance with GAAP.

     "Annual Audited Consolidated Financial Statements" shall mean audited consolidated financial statements prepared in accordance with GAAP.

     "Applicable Law" shall mean, with respect to any Person, property or matter, any of the following applicable thereto: any statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, Governmental Approval, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing, by any Governmental Authority, whether in effect as of the date of this Indenture or thereafter and in each case as amended (including, without limitation, any pertaining to land use or zoning restrictions).

     "Applicable Procedures" shall have the meaning given to that term in
Section 2.7.2(a) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein).

     "Approved Restoration Plan" shall mean a plan submitted to and approved by the Independent Engineer which provides for the repair or rebuilding of all or any portion of the Big Spring Project or the Trinidad Project and which is accompanied by a certificate (a) of the Independent Engineer certifying that (i) such plan is reasonable and technically feasible and will restore the Big Spring Project or the Trinidad Project to at least as good condition or state of repair as it was in prior to such Event of Loss, (ii) the

                                  Appendix A-1
repair or restoration of the Big Spring Project or the Trinidad Project in accordance with the plan or the operation of the Big Spring Project or the Trinidad Project following such repair will not violate (x) the terms of any other Transaction Document or (y) any of the Big Spring Project's or the Trinidad Project's Governmental Approvals, (iii) after taking into consideration the availability of Loss Proceeds and such other proceeds available for the repair or restoration of the Big Spring Project or the Trinidad Project, there will be adequate cash flow during the period of repair or restoration to pay all ongoing expenses, including Debt Service due on the Securities, and the Big Spring Guarantor's or the Trinidad Obligor's ability to pay such expenses will not be materially adversely affected following such repair and (iv) the repair or restoration in accordance with the plan will not materially adversely affect the construction budget or construction schedule of the Big Spring Project or the Trinidad Project and (b) of an Authorized Officer of the Big Spring Guarantor or Trinidad Obligor, as applicable, certifying that (i) such plan is reasonable and technically feasible and will restore the Big Spring Project or the Trinidad Project to at least a good condition or state of repair as it was in prior to such Event of Loss and (ii) the repair or restoration of the Big Spring Project or the Trinidad Project in accordance with the plan or the operation of the Big Spring Project or the Trinidad Project following such repair will not violate Applicable Law.

     "Auditors" shall mean Grant Thornton LLP or such other firm of independent public accountants as Funding Company and each Project Obligor may, with the consent of the Bond Trustee, from time to time appoint as auditors of such Person.

     "Authenticating Agent" shall have the meaning given to that term in Section
2.6.2 (Authenticating Agent).

     "Authorized Agent" shall have the meaning given to that term in Section 2.6.3(a) (Authorized Agents Generally).

     "Authorized Officer" or "Authorized Representative" shall mean (a) in the case of any corporation or limited liability company, the chief executive officer, the president, the chief financial officer, a vice president, the treasurer or an assistant treasurer or any director of such corporation or limited liability company; (b) in the case of any general or limited partnership, any Person authorized by the general partner (or such other Person that is responsible for the management of such partnership) to take the applicable action on behalf of such partnership or any officer (with a title specified in clause (a) above) or Authorized Officer of such partnership's managing general partner (or such other Person that is responsible for the management of such managing general partner) and (c) with respect to the Holders, the Bond Trustee pursuant to Section 5.2 of the Indenture.

     "Barbados Taxes" shall mean any Taxes imposed by any Governmental Authority of Barbados.

     "Big Spring Collateral" shall mean (i) the Big Spring Security Agreement Collateral, (ii) a pledge of the general and limited partnership interests in the Big Spring Guarantor and (iii) any other collateral set forth in the Big Spring Security Agreement or the Big Spring Pledge Agreement.

     "Big Spring Completion Certificate" shall mean a certificate substantially in the form of Exhibit L hereto.

     "Big Spring Construction Account" shall mean the account described in
Section 2.2 (Establishment of Depositary Accounts and Sub-accounts) of the Depositary Agreement.

                                  Appendix A-2

     "Big Spring Construction Expenses" shall have the meaning given to that term in Section 3.1 (Big Spring Construction Account) of the U.S. Depositary Agreement.

     "Big Spring Construction Requisition" shall mean a requisition certificate in the form of Exhibit A to the U.S. Depositary Agreement.

     "Big Spring Deed of Trust" shall mean the Deed of Trust , dated as of the Closing Date, between the Big Spring Guarantor and the Collateral Agent.

     "Big Spring EPA" shall mean the Renewable Resource Energy Purchase Agreement, dated as of September 13, 1994, between the Big Spring Guarantor and TU Electric, as amended.

     "Big Spring Guarantee" shall mean the Guarantee, dated as of the Closing Date, between the Big Spring Guarantor and the Bond Trustee and the Collateral Agent for the benefit of the Secured Parties.

     "Big Spring Guarantor" shall mean New World Power Texas Renewable Energy Limited Partnership, a Delaware limited partnership.

     "Big Spring Maintenance Reserve Account" shall mean the account described in Section 2.2(a) (Establishment of U.S. Depositary Accounts and Sub-accounts) of the U.S. Depositary Agreement.

     "Big Spring Maintenance Requirement" shall mean the amount specified by the Independent Engineer to be the maintenance requirement for the applicable year with respect to the Big Spring Project.

     "Big Spring Partners" shall mean Big Springs Texas Energy Management, Inc., as a general partner and Big Spring Holdings, Inc. as a limited partner.

     "Big Spring Partnership Agreement" shall mean the Second Amended and Restated Agreement of Limited Partnership, dated as of June 26, 1998 among the Big Spring Partners.

     "Big Spring Pledge Agreement" shall mean the Pledge Agreement, dated as of the Closing Date, between Big Springs Texas Energy Management, Inc., Big Springs Holdings, Inc. and the Collateral Agent for the benefit of the Secured Parties with respect to the general partnership interests in the Big Spring Guarantor.

     "Big Spring Project" shall mean the 34 MW wind energy project to be constructed in Big Spring, Texas by the Big Spring Guarantor.

     "Big Spring Project Documents" shall mean the Big Spring Partnership Agreement, the Big Spring EPA, the Vestas Agreement, all Third Party Consents related to any other Big Spring Project Document and all other energy sales and power contracts, construction contracts, operation and maintenance agreements, leases, insurance policies and other agreements related to the Big Spring Project.

     "Big Spring Security Agreement" shall mean the Assignment and Security Agreement, dated of the Closing Date, between the Big Spring Guarantor and the Collateral Agent.

     "Big Spring Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of the Big Spring Security Agreement.

                                  Appendix A-3

     "Big Spring Security Documents" shall mean the Big Spring Security Agreement, the Big Spring Pledge Agreement, the Big Spring Deed of Trust and all other Security Documents securing the obligations of the Big Spring Guarantors under the Big Spring Guarantee and the U.S. Project Note.

     "BNY Collateral" shall mean (i) BNY Security Agreement Collateral, (ii) a pledge of the equity interests in the BNY Guarantor and (iii) any other collateral set forth in the BNY Security Agreement or the BNY Pledge Agreement.

     "BNY Guarantee" shall mean the Guarantee, dated as of the Closing Date, between the BNY Guarantor and the Bond Trustee and the Collateral Agent for the benefit of the Secured Parties.

     "BNY Guarantor" shall mean Brooklyn Navy Yard Power LLC, a Delaware limited liability company.

     "BNY Indemnity Agreement" shall mean the York Partners Reimbursement Agreement (PMNC), dated as of November 1, 1997, among B-41 L.P., the BNY Project Company and Edison Mission Energy.

     "BNY Indemnity Amount: shall mean 50% of the amount which B-41 L.P. is required to pay to Edison Mission Energy upon the occurrence of a BNY Indemnity Event.

     "BNY Indemnity Event" shall mean the occurrence of an event which triggers B-41 L.P.'s obligations pursuant to Section 2.01 of the BNY Indemnity Agreement.

     "BNY Partnership Agreement" shall mean the Amended and Restated Limited Partnership Agreement, dated as of November 1, 1997, by and between Mission Energy New York, Inc. and B-41, L.P.

     "BNY Pledge Agreement" shall mean the Pledge Agreement, dated as of the Closing Date, between B-41, L.P. and the Collateral Agent for the benefit of the Secured Parties with respect to the equity interests in the BNY Guarantor.

     "BNY PPA" shall mean, individually and collectively, (i) the Energy Sales Agreement, dated as of October 31, 1996, between the BNY Power Company and Consolidated Edison Company of New York, (ii) the Amended and Restated Energy Services Agreement, dated as of April 29, 1994, between the BNY Project Company and the Brooklyn Navy Yard Development Corporation, and (iii) the Energy and Services Exchange Agreement, dated as of January 31, 1995, between the BNY Project Company and The City of New York, New York, on behalf of the Red Hook Water Pollution Control Facility.

     "BNY Project" shall mean the 286 MW operating natural gas fired cogeneration project located in Brooklyn, New York and owned by the BNY Project Company.

     "BNY Project Company" shall mean Brooklyn Navy Yard Cogeneration Partners, L.P.

     "BNY Project Documents" shall mean the BNY Partnership Agreement, the BNY PPA, all Third Party Consents related to any other BNY Project Document, the BNY Indemnity Agreement and all other energy sales and power contracts, fuel agreements, operation and maintenance agreements, construction contracts, barge agreements, pooling agreements, leases, insurance policies and fuel supply agreements related to the BNY Project.

                                  Appendix A-4

     "BNY Security Agreement" shall mean the Assignment and Security Agreement, dated as of the Closing Date, between the BNY Guarantor and the Collateral Agent.

     "BNY Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of the BNY Security Agreement.

     "BNY Security Documents" shall mean the BNY Security Agreement, the BNY Pledge Agreement and all other Security Documents securing the obligations of the BNY Guarantors under the BNY Guarantee and the U.S. Project Note.

     "BNY Supplemental Reserve Account" shall mean the account described in
Section 2.2(a) (Establishment of U.S. Depositary Accounts and Sub-accounts) of the U.S. Depositary Agreement.

     "Board of Directors" shall mean, with respect to any corporation, either the board of directors of such corporation or any committee of such board of directors duly authorized to act therefor.

     "Bond Proceeds" shall mean all net proceeds received from the issuance of Securities.

     "Bond Trustee" shall mean The Bank of New York, its successors and assigns, in its capacity as trustee under this Indenture.

     "Business Day" shall mean any day that is not a Saturday, Sunday or legal holiday in the State of New York, or a day on which banking institutions chartered by the State of New York, or the United States, are legally required or authorized to close.

     "Cash Equivalents" shall mean, as to any Person: (a) direct obligations of the United States, or any agency thereof, (b) obligations fully guaranteed by the United States or any agency thereof, (c) certificates of deposit or bankers acceptances issued by commercial banks (including the Bond Trustee or any of its Affiliates) organized under the laws of the United States or of any political subdivision thereof or under the laws of Canada, Japan, Switzerland or any country that is a member of the European Economic Community having a combined capital and surplus of at least $250,000,000 and having long-term unsecured debt securities then rated "A" or better by S&P or "A-2" or better by Moody's (but at the time of investment not more than $25,000,000 may be invested in such certificates of deposit from one bank), (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above, entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) open market commercial paper of any corporation incorporated or doing business under the laws of the United States or of any political subdivision thereof having a rating of at least "A-1" from S&P and "P-1" from Moody's (but at the time of investment not more than $25,000,000 may be invested in such commercial paper from any one company), (f) auction rate securities or money market preferred stock having one of the two highest ratings obtainable from either S&P or Moody's (or, if at any time neither S&P nor Moody's may be rating such obligations, then from another nationally recognized rating service acceptable to the Bond Trustee) or (g) investments in money market funds or money market mutual funds sponsored by any securities broker dealer of recognized national standing for an Affiliate thereof), having an investment policy that requires substantially all the invested assets of such fund to be invested in investments described in any one or more of the following clauses having a rating of "A" or better by S&P or "A-2" or better by Moody's (including money market funds for which the Depositary Bank in its individual capacity or any of its Affiliates is investment manager or adviser); provided that with respect to amounts on deposit in the

                                  Appendix A-5

Trinidad Local Account, "Cash Equivalents" shall mean time deposits and certificates of deposit, with maturities of not more than three (3) months from the date of acquisition by such Person.

     "Cash Flows" shall mean all Project Revenues, Equity Cash Flows and Note Cash Flows.

     "Cash Flow Available for Debt Service" shall mean the sum of all Cash Flows less the sum of all Operating and Maintenance Expenses.

     "Cayman Taxes" shall mean any Taxes imposed by any Governmental Authority of the Cayman Islands.

     "Certificated Securities" shall mean a Security issued in certificated form to a Person other than the Depositary.

     "Closing Date" shall mean the date of issuance and delivery of the Initial Securities.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

     "Collateral" shall mean the Funding Collateral and the Project Collateral.

     "Collateral Agent" shall mean The Bank of New York, its successors and assigns in its capacity as collateral agent under the Intercreditor Agreement and the other Finance Documents to which it is a party.

     "Commission" shall mean the United States Securities and Exchange Commission or, if at any time after the date of this Indenture such Commission is not existing and performing the duties now assigned to under Applicable Law, the body performing such duties at such time.

     "Construction Expenses" shall mean, individually and collectively, Big Spring Construction Expenses and Trinidad Construction Expenses.

     "Construction Account" shall mean, individually and collectively, the Big Spring Construction Account and the Trinidad Construction Account.

     "Contingency Reserve Subaccount" shall mean the subaccount described in
Section 2.2 of the U.S. Depositary Agreement.

     "Covenant Defeasance Option" shall have the meaning given to that term in
Section 8.2(a)(ii) (Defeasance).

     "Debt Service" shall mean, without duplication, all principal, interest, premium (if any) and other amounts due with respect to the Securities and all other Permitted Indebtedness.

     "Debt Service Coverage Ratio" shall mean for any period the ratio of (i) Cash Flow Available for Debt Service for such period to (ii) the aggregate of all Debt Service due during such period.

     "Debt Service Reserve Account" shall mean the account described in Section 2.2(a) (Establishment of Depositary Accounts and Sub-accounts) of each Depositary Agreement.

                                  Appendix A-6

     "Debt Service Reserve Required Balance" shall mean $15,000,000 from the Closing Date through the Final Maturity Date.

     "Debt Termination Date" shall have the meaning given to that term in
Section 1.1 of the Intercreditor Agreement.

     "Debtor Relief Law" shall mean any applicable liquidation, dissolution, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, readjustment of debt or similar law affecting the rights or remedies of creditors generally, as in effect from time to time.

     "Declaration of Trust" shall mean the Declaration of Trust Relating to Issued Share Capital of York Power Funding (Cayman) Limited, dated July 23, 1998, made by Queensgate SPV, as trustee.

     "Default" shall mean, individually and collectively, an Indenture Default and a Project Default.

     "Defeasance Deposit" shall have the meaning given to that term in Section 8.2(d) (Defeasance).

     "Depositary" shall have the meaning given to that term in Section 2.5.4(a) (Depositary).

     "Depositary Accounts" shall mean, individually and collectively, the U.S. Depositary Accounts and the Trinidad Depositary Accounts.

     "Depositary Agreement" shall mean, individually and collectively, the U.S. Depositary Agreement and the Trinidad Depositary Agreement.

     "Depositary Bank" shall mean The Bank of New York, as depositary bank under the Depositary Agreement or any successor thereto pursuant to the terms thereof.

     "Disbursement Date" shall have the meaning provided in Exhibit A, Exhibit B or Exhibit C (as applicable) to each Depositary Agreement.

     "Distribution Account" shall mean, individually and collectively, the U.S. Distribution Account and the Trinidad Distribution Account.

     "Distribution Date" shall mean each October 30, January 30, April 30 and July 30.

     "Distribution Suspense Account" shall mean, individually and collectively, the U.S. Distribution Suspense Account and the Trinidad Distribution Suspense Account.

     "DTC" shall mean The Depository Trust Company, having a principal office at 55 Water Street, New York, New York, 10041-0099, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its securities payment and transfer operations.

     "DTC Letter of Representations" shall mean the Letter of Representations, dated the date hereof, among Funding Company, DTC and the Bond Trustee.

     "Duke/Fluor Daniel International" shall mean Duke/Fluor Daniel International, a general partnership organized and existing under the laws of the State of Nevada.

                                  Appendix A-7

     "Environmental Claim" shall mean any written complaint, order, citation, decree, demand, judgment or written notice actually received by Funding Company or any Project Obligor from any Person relating to any matters of Environmental Law affecting or relating to any activity or operations at any time conducted by Funding Company or any Project Obligor, including, without limitation:

          (1) the existence of any Environmentally Regulated Materials at any Project site in violation of any Environmental Law;

          (2) the release or threatened release of any Environmentally Regulated Materials generated at any Project site in violation of any Environmental Law;

          (3) remediation of any such release of any Project site; and

          (4) any violation of any relevant Environmental Law in connection with any Project site.

     "Environmental Laws" shall mean any and all Laws (as well as obligations, duties and requirements relating thereto under common law) relating to: (i) noise, emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Environmentally Regulated Materials, materials containing Environmentally Regulated Materials, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately-owned treatment works, drains, sewer systems, wetlands, septic systems or onto land surface or subsurface strata; (ii) the use, treatment, storage, disposal, handling, manufacture, processing, distribution, transportation, or shipment of Environmentally Regulated Materials, materials containing Environmentally Regulated Materials or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Environmentally Regulated Materials); (iii) pollution or the protection of human health, the environment or natural resources; or (iv) zoning and land use.

     "Environmentally Regulated Materials" shall mean (i) hazardous materials, hazardous wastes, hazardous substances, extremely hazardous wastes, restricted hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar import, as used under Environmental Laws, including but not limited to the following: the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Clean Water Act, 33 U.S.C. 1231 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. Section 3808 et seq., and the Oil Pollution Act, 33 U.S.C. Section 2701 et seq., and their State and local counterparts or equivalents; (ii) petroleum and petroleum products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas and any mixtures thereof; (iv) radon; (v) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste; and (vi) any substance that, whether by its nature or its use, is now or hereafter subject to regulation under any Environmental Law or with respect to which any Federal, State or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

     "Equity Cash Flow" shall mean, with respect to the BNY Guarantor or any Trinidad Finance Party Borrower, the cash flow available to such Person from equity distributions made by the BNY Project Company or any other Trinidad Finance Party, respectively, other than, with respect to the Trinidad Project Borrower, such cash flows otherwise required to be used for Maintenance Expenses and

                                  Appendix A-8

Operating and Maintenance Expenses or otherwise pursuant to the Finance Documents or the Trinidad Project Documents.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean (i) a corporation which is a member of a controlled group of corporations with Funding Company or any Project Obligor within the meaning of Section 414(b) of the Code, (ii) a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) which is under common control with Funding Company or any Project Obligor within the meaning of Section 414(c) of the Code or Section 4001(b)(1) of ERISA, (iii) a member of an affiliated service group with Funding Company or any Project Obligor within the meaning of Section 414(m) of the Code or (iv) an entity described in Section 414(o) of the Code.

     "Euroclear" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, or any successor thereto, as operator thereof.

     "Event of Default" shall mean, individually and collectively, an Indenture Event of Default and a Project Event of Default.

     "Event of Loss" shall mean any event of damage, destruction, condemnation, seizure or appropriation of all or any part of the Project.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Expropriation Proceeds" shall mean all amounts and proceeds (including instruments) received in respect of any action to condemn, seize or appropriate all or any part of any Project, after deducting all reasonable expenses incurred in litigating, arbitrating, compromising, settling or consenting to the settlement of any claims against the appropriate Governmental Authority.

     "Federal Bankruptcy Code" shall mean Title 11 of the United States Code, as amended from time to time.

     "FERC" shall mean the United States Federal Energy Regulatory Commission, or any successor thereto.

     "Final Maturity Date" shall mean October 30, 2007.

     "Final Offering Circular" shall mean the confidential offering circular of Funding Company, dated July 30, 1998, issued with respect to the Securities.

     "Finance Documents" shall mean, collectively, the Indenture, the Project Loan Agreements, the Guarantees, the Intercreditor Agreement, the Purchase Agreement, the Securities, the Project Notes, the Subscription Agreements and the Security Documents and all other documents related to any of the foregoing or otherwise related to the issuance of the Securities.

     "FPA" shall mean the Federal Power Act of the United States, as amended.

                                  Appendix A-9

     "Funding Collateral" shall mean (i) the Funding Company Security Agreement Collateral (ii) the right, on the terms set forth in the Declaration of Trust, to direct the voting of the share capital of Funding Company, (iii) the U.S. Guarantees, (iv) a pledge of 79.0% of the value of the equity interests in the Trinidad U.S. Parent including 65.0% of the voting stock and (v) any other collateral set forth in the Funding Security Agreement.

     "Funding Company" shall mean York Power Funding (Cayman) Limited, a limited liability company incorporated and existing under the laws of the Cayman Islands.

     "Funding Company Security Agreement" shall mean the Assignment and Security Agreement, dated of the Closing Date, between Funding Company and the Collateral Agent.

     "Funding Company Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of the Funding Company Security Agreement.

     "Funding Date" shall mean the twentieth (20th) day of each Month, or if such day is not a Business Day, the next succeeding Business Day.

     "Funding Period" shall mean a period commencing on a Funding Date and ending on the day preceding the next succeeding Funding Date.

     "GAAP" shall mean generally accepted accounting principles as in effect in the United States from time to time.

     "Global Securities" shall have the meaning given to such term in Section
2.5.3 (Securities Sold Pursuant to Regulation S).

     "Governmental Approvals" means all governmental approvals, authorizations, consents, decrees, licenses, permits, waivers, privileges, filings, with all Governmental Authorities.

     "Governmental Authority" means the government of any federal, state, municipal or other political subdivision in which any Project is located (or of any other relevant jurisdiction as required by the Finance Documents), and any other government or political subdivision thereof exercising jurisdiction over any Project or any party to any of the Project Documents, including all agencies and instrumentalities of such governments and political subdivisions.

     "Guarantee" shall mean, individually and collectively, the BNY Guarantee, the Warbasse Guarantee, the Big Spring Guarantee and the Trinidad Guarantee.

     "Guarantee Default" shall mean an event or condition that, with the giving of notice, lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become a Guarantee Event of Default.

     "Guarantee Event of Default" shall mean an event of default under any Guarantee.

     "Guarantee Obligation" shall mean, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing in any manner any Indebtedness or similar obligation of any other Person.

                                  Appendix A-10

     "Guarantor" shall mean, individually and collectively, the BNY Guarantor, the Warbasse Guarantor, the Big Spring Guarantor and the Trinidad Guarantor.

     "Holder" shall mean, with respect to any Security, the Person in whose name such Security is registered in the Securities Register; provided that Funding Company or any Affiliate thereof shall not be deemed a Holder with respect to any matter herein or any other Finance Document requiring a vote of the Holders.

     "Indebtedness" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (excluding "deposit only" endorsements on checks payable to the order of such Person), (iii) all obligations of such Person to pay the deferred purchase price of property or services (except accounts payable and similar obligations arising in the ordinary course of business shall not be included as Indebtedness), (iv) all obligations of such Person as lessee under capital leases to the extent required to be capitalized on the books of such Person in accordance with GAAP and (v) all obligations of others of the type referred to in clause (i) through
(iv) above guaranteed by such Person (other than performance guarantees pursuant to the Power Purchase Agreements), whether or not secured by a lien or other security interest on any asset of such Person.

     "Indenture" shall mean this Trust Indenture, dated as of the Closing Date, between Funding Company and the Bond Trustee.

     "Indenture Default" shall mean an event or condition that, with the giving of notice, lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become an Indenture Event of Default.

     "Indenture Event of Default" shall have the meaning given that term in
Section 5.1 of the Indenture.

     "Independent Engineer" shall mean Stone & Webster Management Consultants, Inc., its successors and assigns or such other independent engineer as the Bond Trustee may engage who is reasonably acceptable to Funding Company.

     "Independent Insurance Consultant" shall mean Lockton Insurance, its successors and assigns or such other independent insurance consultant as the Bond Trustee may engage who is reasonably acceptable to Funding Company.

     "Independent Wind Consultant" shall mean Richard L. Simon, its successors and assigns or such other independent wind consultant as the Bond Trustee may engage who is reasonably acceptable to Funding Company.

     "Initial Purchaser" shall mean Credit Suisse First Boston.

     "Initial Security" or "Initial Securities" shall mean any of the $150,000,000 York Power Funding (Cayman) Limited 12.0% Senior Secured Bonds due October 30, 2007, issued by Funding Company.

     "Insurance Proceeds" shall mean all proceeds in respect of any property insurance policy (other than proceeds of business interruption insurance or delayed opening insurance) covering Funding Company or any Project.

                                  Appendix A-11

     "Intercreditor Agreement" shall mean the Collateral Agency and Intercreditor Agreement, dated as of the Closing Date, among the Bond Trustee, the Collateral Agent, the Depositary Bank, the Project Obligors and Funding Company.

     "Interest Account" shall mean, individually and collectively, the U.S. Interest Account and the Trinidad Interest Account.

     "Legal Defeasance Option" shall have the meaning given to that term in
Section 8.2(a)(i) (Defeasance).

     "Lien" shall mean any mortgage debenture, mortgage, deed of trust, pledge, charge, hypothecation, assignment, mandatory deposit arrangement with any Person owning Indebtedness of such Person, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever which has the substantial effect of constituting a security interest, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

     "Loss Proceeds" shall mean all Insurance Proceeds, Expropriation Proceeds or other amounts actually received on account of an event which causes all or a substantial portion of the relevant Project to be damaged, destroyed or rendered unfit for normal use.

     "Loss Proceeds Account" shall mean, individually and collectively, the U.S. Loss Proceeds Account and the Trinidad Loss Proceeds Account.

     "Maintenance Expense" shall mean all expenditures by the Big Spring Guarantor or the Trinidad Obligor on regularly scheduled (or reasonably anticipated) maintenance of the Big Spring Project or the Trinidad Project, respectively, in accordance with good utility practice and vendor and supplier requirements constituting major maintenance (including, without limitation, teardowns, overhauls, capital improvements, replacements and/or refurbishments of major components of such Project).

     "Maintenance Reserve Account" shall mean, individually and collectively, the Big Spring Maintenance Reserve Account and the Trinidad Maintenance Reserve Account.

     "Majority Holders" shall mean Holders holding greater than fifty percent (50%) in aggregate principal amount of the Outstanding Securities.

     "Material Adverse Effect" shall mean a material adverse effect on (i) the financial condition, results of operation, business or prospects of Funding Company or any Project Obligor, (ii) the validity or priority of the Liens on the Collateral, (iii) the ability of Funding Company to perform its material obligations under the Indenture, the Securities or any of the other Finance Documents, (iv) the ability of any Project Obligor to perform its material obligations under its Project Loan Agreement, Project Note, Guarantee or any of the other Finance Documents or (v) the ability of any Project Obligor to perform its material obligations under any Project Document.

                                  Appendix A-12

     "Maturity Date" shall mean, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as herein or therein provided, whether at stated maturity, acceleration, redemption or otherwise.

     "Month" shall mean a calendar month.

     "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns.

     "Multiemployer Plan" shall mean a plan that is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which either Funding Company or any Guarantor or any ERISA Affiliate is making, or has an obligation to make, contributions or had made, or has been obligated to make, contributions since the Closing Date.

     "Note Cash Flow" shall mean, with respect to the Warbasse Guarantor and the Trinidad Guarantor, the cash flow available to such Person from repayments, whether scheduled or otherwise, on the Warbasse Notes and the Trinidad Loan, respectively.

     "Non-Budget Operating and Maintenance Expense Certificate" shall mean a certificate substantially in the from of Exhibit B to the Depositary Agreement.

     "Non-Recourse Person" shall have the meaning given to that term in Section
11.11 (Limitation of Liability).

     "Officer's Certificate" shall mean, with respect to any Person, a certificate executed by an Authorized Representative of such Person.

     "One Hundred Percent Holders" shall mean Holders holding one hundred percent (100%) in aggregate principal amount of the Outstanding Securities.

     "One-Third Holders" shall mean Holders holding no less than thirty-three and one-third percent (33_%) in aggregate principal amount of the Outstanding Securities.

     "Operating Budget" shall mean a budget of Operating and Maintenance Expenses, and a long-term maintenance program with respect to the applicable Project for any given fiscal year , or part thereof, and prepared on the basis of estimated requirements, showing such costs by category for such fiscal year.

     "Operating and Maintenance Expenses" shall mean all amounts disbursed by or on behalf of the Big Spring Guarantor or the Trinidad Obligor for operation, maintenance, repair, or improvement of the Big Spring Project or the Trinidad Project, respectively, including, without limitation, premiums on insurance policies, property and other Taxes, and payments under the relevant operating and maintenance agreements, leases, royalty and other land use agreements, and any other payments required under the applicable Project Documents; provided that "Operating and Maintenance Expenses" shall exclude all maintenance and other capital expenditures funded from the applicable Maintenance Reserve Account.

     "Opinion of Counsel" shall mean a written opinion of counsel for any Person either expressly referred to herein or otherwise reasonably satisfactory to the Bond Trustee, which may include, without

                                  Appendix A-13
limitation, counsel for Funding Company, whether or not such counsel is an employee of Funding Company.

     "Outstanding Securities" or "Outstanding" when used in connection with any Securities shall mean, as of the time in question, all Securities authenticated and delivered under this Indenture, except (i) Securities theretofore cancelled or required to be cancelled under Section 2.12 (Cancellation and Destruction of Surrendered Securities) and (ii) Securities for which provision for payment shall have been made pursuant to this Indenture and (iii) Securities in substitution for which other Securities have been authenticated and delivered pursuant to this Indenture.

     "Pay-Off Date" shall have the meaning given to that term in Section 5.3(b) of each Project Loan Agreement.

     "Paying Agent" shall have the meaning given to that term in Section 2.6.1(b) (Registrar and Paying Agent).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" shall mean any pension plan within the meaning of Section 3(2) of ERISA, including any multiemployer pension plan which is subject to the provisions of Title I and IV of ERISA or Section 412 of the Code and which (i) is established, sponsored, maintained or administered by Funding Company or any Project Obligor or any ERISA Affiliate or for which Funding Company or any Project Obligor or any ERISA Affiliate has an obligation to contribute or any liability or in which Funding Company or any Project Obligor or any ERISA Affiliate participates, or (ii) has at any time since the Closing Date been established, sponsored, maintained, or administered on behalf of employees of Funding Company or any Project Obligor or any of its current or former ERISA Affiliates or for which Funding Company or any Project Obligor or any of its current or former ERISA Affiliates had an obligation to contribute or any liability or in which Funding Company or any Project Obligor or any of its current or former ERISA Affiliates participated.

     "Permitted Contract Buy-Out" shall mean a Power Contract Buy-Out with respect to the Big Spring Project or the Trinidad Project which satisfies the following conditions: (i) the Big Spring Guarantor or the Trinidad Obligor, as applicable, delivers an Officer's Certificate to the Bond Trustee certifying that such Power Contract Buy-Out will not result in a Material Adverse Effect nor will it materially adversely affect such Project throughout the life of the Big Spring PPA or the Trinidad PPA, respectively, (ii) each Rating Agency then rating the securities provides written confirmation to the Bond Trustee that such Power Contract Buy-Out will not result in a Ratings Downgrade and (iii) the Independent Engineer certifies to the Bond Trustee that the minimum and average Projected Debt Service Coverage Ratio and, if such Power Contract Buy-Out is with respect to a U.S. Project Document, the minimum and average U.S. Projected Debt Service Coverage Ratio for both (x) the next four consecutive fiscal quarters, commencing with the fiscal quarter in which such Power Contract Buy-Out occurs, taken as one annual period and (y) each fiscal year through the Final Maturity Date, will not be less than 1.5 to 1.0 to 1.55 to 1.0, respectively.

     "Permitted Funding Indebtedness" shall have the meaning given to that term in Section 4.14 of the Indenture.

                                  Appendix A-14

     "Permitted Funding Liens" shall have the meaning given to that term in
Section 4.15 of the Indenture.

     "Permitted Indebtedness" shall mean, individually and collectively, Permitted Funding Indebtedness and Permitted Project Indebtedness.

     "Permitted Liens" shall mean, individually and collectively, Permitted Funding Liens and Permitted Project Liens.

     "Permitted Project Indebtedness" shall mean, individually and collectively, U.S. Permitted Project Indebtedness and Trinidad Permitted Project Indebtedness.

     "Permitted Project Liens" shall mean, individually and collectively, U.S. Permitted Project Liens and Trinidad Permitted Project Liens.

     "Person" shall mean any individual, sole proprietorship, corporation, partnership, joint venture, limited liability partnership, limited liability company, trust, unincorporated association, institution, Governmental Authority or any other entity; wherever organized.

     "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, subject to Title I of ERISA, which (i) is established, sponsored, maintained or administered by Funding Company or any Project Obligor or any ERISA Affiliate, or for which Funding Company or any Project Obligor or any ERISA Affiliate has an obligation to contribute or any liability or in which Funding Company or any Project Obligor or any ERISA Affiliate participates, or
(ii) has since the Closing Date been established, sponsored, maintained or administered for employees of Funding Company or any Project Obligor or any of its current or former ERISA Affiliates or for which Funding Company or any Project Obligor or any of its current or former ERISA Affiliates had an obligation to contribute or any liability or in which Funding Company or any Project Obligor or any of its current or former ERISA Affiliates participated.

     "Pledge Agreements" shall mean the Trinidad U.S. Pledge Agreement, the BNY Pledge Agreement, each Warbasse Pledge Agreement, the Big Spring Pledge Agreement and each Trinidad Pledge Agreement.

     "Power Contract Buy-Out" shall mean any cash payment by an electricity purchaser or steam purchaser, the effect of which is to result in the termination or cancellation of, reduce future payments under, or change the term of, the electricity or steam purchase contract between such purchaser and the relevant Project Obligor.

     "Power Contract Buy-Out Proceeds" shall mean all amounts and proceeds actually received as a result of an Power Contract Buy-Out.

     "Power Purchase Agreement" shall mean, individually and collectively, the BNY PPA, the Warbasse PPA, the Big Spring PPA and the Trinidad PPA.

     "Preliminary Offering Circular" shall mean the confidential preliminary offering circular of Funding Company, dated July 2, 1998, issued with respect to the Securities.

                                  Appendix A-15

     "Principal Account" shall mean, individually and collectively, the U.S. Principal Account and the Trinidad Principal Account.

     "Project" shall mean, individually and collectively, the BNY Project, the Warbasse Project, the Big Spring Project and the Trinidad Project

     "Project Borrowers" shall mean, individually and collectively, the BNY Guarantor, the Warbasse Guarantor, the Big Spring Guarantor and the Trinidad Project Borrower.

     "Project Collateral" shall mean, individually and collectively, the BNY Collateral, the Warbasse Collateral, the Big Spring Collateral and the Trinidad Collateral.

     "Project Company" shall mean, individually and collectively, the BNY Project Company, Warbasse Project Company, the Big Springs Guarantor and the Trinidad Obligor.

     "Project Default" shall mean, individually and collectively, a Project Loan Default and a Guarantee Default.

     "Project Documents" shall mean, individually and collectively, the BNY Project Documents, the Warbasse Project Documents, the Big Spring Project Documents and the Trinidad Project Documents

     "Project Event of Default" shall mean, individually and collectively, a Project Loan Event of Default and a Guarantee Event of Default.

     "Project Loan" shall mean, individually and collectively, the U.S. Project Loan, the Trinidad Project Loan and the Trinidad Loan.

     "Project Loan Agreement" shall mean, individually and collectively, the U.S. Project Loan Agreement, the Trinidad Project Loan Agreement and the Trinidad Loan Agreement.

     "Project Loan Default" shall mean, individually and collectively, a U.S. Project Loan Default, a Trinidad Project Loan Default and a Trinidad Default.

     "Project Loan Event of Default" shall mean, individually and collectively, a U.S. Project Loan Event of Default and a Trinidad Event of Default.

     "Project Notes" shall mean, individually and collectively, the U.S. Project Notes and the Trinidad Project Notes.

     "Project Obligors" shall mean, individually and collectively, the BNY Guarantor, the Warbasse Guarantor, the Big Spring Guarantor, the Trinidad Project Borrower, the Trinidad Guarantor and the Trinidad Obligor.

     "Project Revenues" shall mean the net revenues or net income calculated on a cash basis and recognized pursuant to the terms of the relevant Project Documents, including, without limitation, proceeds of any Power Contract Buy-Out not required to be used to redeem the Securities, the proceeds of any draws with respect to any working capital facility and refunds or returns of any amounts previously paid for Operation and Maintenance Expenses; provided that for purposes of calculating any Debt Service Coverage Ratio, "Project Revenues" shall not include draws with respect to any working

                                  Appendix A-16
capital facility draws, from either Maintenance Reserve Account or any proceeds of any Power Contract Buy-Out.

     "Projected Debt Service Coverage Ratio" shall mean for any period, on any date of determination, a projection of the Debt Service Coverage Ratio for the applicable time period.

     "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended.

     "Purchase Agreement" shall mean the Purchase Agreement dated July 30, 1998 between the Initial Purchaser and Funding Company.

     "PURPA" shall mean the Public Utility Power Regulatory Policies Act of 1978, as amended.

     "QF" or "Qualifying Facility" shall mean a "qualifying small power production facility" or a "qualifying cogeneration facility" in accordance with PURPA and the rules and regulations of FERC under PURPA relating thereto.

     "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" within the meaning of Rule 144A.

     "Queensgate SPV" means Queensgate SPV Services Limited.

     "Ratings" shall mean the credit ratings assigned to the Securities by the Rating Agencies.

     "Rating Agency" shall mean either of Moody's or S&P or if either shall cease to rate securities of the type equivalent to the Securities, another nationally recognized rating agency.

     "Ratings Downgrade" shall mean a lowering or withdrawal by a Rating Agency of the then current Ratings of the Securities.

     "Redemption Account" shall mean, individually and collectively, the U.S. Redemption Account and the Trinidad Redemption Account.

     "Redemption Date" shall mean any date for redemption of Securities established pursuant to Article 3 (Redemption of Securities).

     "Redemption Premium" shall mean an amount equal to the Discounted Present Value calculated for any Initial Security subject to redemption pursuant to
Article 3 (Redemption of Securities) less the unpaid principal amount of such Initial Security; provided that the Redemption Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Initial Security subject to redemption pursuant to Article 3 (Redemption of Securities) shall be equal to the discounted present value of all principal and interest payments scheduled to become due in respect of such Initial Security after the date of such redemption, calculated using a discount rate equal to the sum of (i) the yield to maturity on the United States treasury security having an average life equal to the remaining average life of such Initial Security and trading in the secondary market at the price closest to par and (ii) 75 basis points; provided, however, that if there is no United States treasury security having an average life equal to the remaining average life of such Initial Security, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest Month, if necessary) from the yields to maturity for two (2) United States treasury securities having average lives

                                  Appendix A-17
most closely corresponding to the remaining average life of such Initial Security and trading in the secondary market at the price closest to par.

     "Redemption Price" shall mean an amount equal to the sum of (i) the principal amount of Securities being redeemed pursuant to Article 3 (Redemption of Securities) and (ii) all interest accrued thereon through the Redemption Date.

     "Registrar" shall have the meaning given to that term in Section 2.6.1(a) (Registrar and Paying Agent).

     "Regular Record Date" shall mean, (i) with respect to each Scheduled Payment Date except a Scheduled Payment Date in connection with an optional or mandatory redemption, the fifteenth (15th) day of the Month, whether or not a Business Day, immediately preceding such Scheduled Payment Date, and (ii) with respect to each Scheduled Payment Date in connection with an optional or mandatory redemption, the fifteenth (15th) day, whether or not a Business Day, preceding such Scheduled Payment Date.

     "Regulation D" shall mean Regulation D under the Securities Act.

     "Regulation S" shall mean Regulation S under the Securities Act.

     "Regulation S Restricted Period" shall mean, with respect to any Security, the period of forty (40) consecutive days beginning on and including the first day after the later of (i) the day on which such Security is first offered to Persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the closing date of the offering of such Security.

     "Responsible Officer" shall mean, when used with respect to the Bond Trustee, any officer within the corporate assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Bond Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture..

     "Restoration Requisition" shall mean a requisition certificate in the form of Exhibit C to the Depositary Agreement.

     "Restricted Global Security" shall have the meaning given to that term in
Section 2.5.2 (Securities Sold Pursuant to Rule 144A).

     "Restricted Payment" shall mean, with respect to any Person, (a) the declaration or payment of distributions, dividends or any other payment made in cash, property, obligations or other securities, (b) any payment of the principal of or interest on any Subordinated Indebtedness or (c) the making of any loans or advances to any Affiliate (other than Permitted Indebtedness); in each case from cash, investments, securities or other funds from time to time in the applicable Distribution Account.

     "Revenue Account" shall mean, individually and collectively, the U.S. Revenue Account and the Trinidad Revenue Account.

     "Revised UCC" shall mean Uniform Commercial Code, Revised Article 8, Investment Securities (with Conforming and Miscellaneous Amendments to Articles 1, 3, 4, 5, 9 and 10), 1994 Official Text, as

                                  Appendix A-18
adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 15, 1995, as currently in effect in the State of New York.

     "Rule 144" shall mean Rule 144 under the Securities Act.

     "Rule 144A" shall mean Rule 144A under the Securities Act.

     "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw-Hill Companies Inc., its successors and assigns.

     "Scheduled Payment Date" shall mean, any April 30 or October 30.

     "Secured Obligations" shall mean all amounts owing to any Secured Party pursuant to the terms of any Finance Document, including, without limitation,
(i) the principal of and interest on the Securities (and any and all renewals, extensions and refinancing thereof) and all other obligations and liabilities (including, without limitation, indemnities and interest on all of the foregoing) owed to the Secured Parties incurred under, arising under out of or in connection with the Securities (and any and all renewals, extensions and refinancing thereof) or any Finance Document; (ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve the security interests in the Collateral in accordance with the terms of the Security Documents; and (iii) in the event of any proceeding for the collection or enforcement of the Secured Obligations, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by any Secured Party or its rights under any of the Finance Documents, together with reasonable attorneys' fees and court costs.

     "Secured Parties" shall mean, collectively, the Bond Trustee, the Collateral Agent, the Depositary Bank, the Holders and, with respect to the Project Loans, Funding Company, and, with respect to the Trinidad Loans, the Trinidad Guarantor, and any holder of senior indebtedness other than the Securities or the Project Loans and any other Person that becomes a secured party under any Finance Document.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Securities Register" shall have the meaning given to that term in Section 2.6.1(a) (Registrar and Paying Agent).

     "Security" or "Securities" shall mean any of the Initial Securities and, when issued, any of the Additional Securities issued pursuant to this Indenture.

     "Security Documents" shall mean, collectively, the Intercreditor Agreement, the Pledge Agreements, the Depositary Agreements, the BNY Security Documents, the Warbasse Security Documents, the Big Spring Security Documents, the Trinidad Security Documents, the U.S. Project Note Pledge Agreement and any other document providing for any lien, pledge, encumbrance, mortgage or security interest on any or all of the Collateral.

     "Special Record Date" shall have the meaning given to that term in Section
2.4 (Record Dates).

     "Sponsor" shall mean York Research Corporation, a Delaware corporation.

                                  Appendix A-19

     "Subordinated Indebtedness" shall mean Indebtedness of a Trinidad Finance Party to another Trinidad Finance Party which by its terms is incurred for the sole purpose of permitting such Trinidad Finance Party to distribute all its cash flow to another Trinidad Finance Party in order to make payments on the Trinidad Project Loan or the Trinidad Loan and which is unsecured, unassignable, subordinated to the Secured Obligations and all other unsubordinated Indebtedness of such Trinidad Finance Party, payable only from distributions permitted in accordance with the Trinidad Depositary Agreement and contains other subordination provisions substantially in the form of Exhibit N hereto.

     "Subscription Agreements" shall mean, individually and collectively, (i) the Subscription Agreement, dated as of the Closing Date, between the Trinidad U.S. Parent and the Trinidad Cayman Parent, (ii) the Subscription Agreement, dated as of the Closing Date, between the Trinidad Cayman Parent and the Trinidad Project Borrower and (iii) the Subscription Agreement, dated as of the Closing Date, between the Trinidad Project Borrower and the Trinidad Guarantor.

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a fifty percent (50%) equity interest at the time.

     "Substantial Completion" shall mean substantial completion and commercial operation of the Big Spring Project or the Trinidad Project, as applicable, as evidenced by the delivery to the Bond Trustee of an Officer's Certificate from an Authorized Officer of the Big Spring Guarantor or the Trinidad Obligor, as applicable, and the Independent Engineer substantially in the form of Exhibit L hereto.

     "Supplemental Indenture" shall mean an indenture supplemental to this Indenture entered into by Funding Company and the Bond Trustee for the purpose of establishing, in accordance with this Indenture, the title, form and terms of the Securities.

     "T&TEC" shall mean the Trinidad and Tobago Electricity Commission.

     "Tax" and "Taxes" shall include all taxes, including without limitation, income, windfall, profits, gains, franchise, gross receipts, transfer, license, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions.

     "Tax Returns" shall include all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Governmental Authority relating to Taxes.

     "Termination Event" shall mean: (i) any "Reportable Event" described in
Section 4043(b) of ERISA, other than an event for which the 30 day notice requirement is met under Section .13, .14, .18, .19 or .20 of PBGC Regulation
Section 2615; (ii) the withdrawal of Funding Company, DPC, PPC or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" within the meaning of Section 4001(a)(2) of ERISA; (iii) the filing of intent to terminate a Pension Plan, the

                                  Appendix A-20
treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, the appointment of a trustee with respect thereto, or the termination of a Pension Plan; (iv) the institution of proceedings to terminate a Pension Plan or to appoint a trustee with respect to a Pension Plan by the PBGC; (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of a lien pursuant to Section 412 of the Code or Section 302 or 4068 of ERISA; (vii) the complete or partial withdrawal under
Section 4201 or 4204 of ERISA from a Multiemployer Plan; (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "Third Party Consent" shall mean each consent entered into by a party (other than Funding Company) with respect to any Project Document.

     "Transaction Documents" shall mean the Project Documents and the Finance Documents.

     "Transfer Restriction Legend" shall mean a legend substantially in the form of Exhibit D.

     "Trigger Event" shall have the meaning given to that term in Section 1.1 of the Intercreditor Agreement.

     "Trinidad" shall mean the Republic of Trinidad and Tobago.

     "Trinidad Additional Reserve Account" shall mean the account described in
Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Cayman Parent" shall mean York Holdings (Caymans) LLC, an exempt limited liability company incorporated under the laws of the Cayman Islands.

     "Trinidad Charge and Security Agreement" shall mean the Charge and Security Agreement, dated as of the Closing Date, among the Trinidad Guarantor, Ernst & Young Trust Corporation, the Trinidad Obligor and the Collateral Agent.

     "Trinidad Charge and Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of the Trinidad Charge and Security Agreement.

     "Trinidad Collateral" shall mean (i) the Trinidad Security Agreements Collateral, (ii) the Trinidad Charge and Security Agreement Collateral, (ii) a pledge of the equity interest in each of the Trinidad Cayman Parent, the Trinidad Project Borrower and the Trinidad Guarantor and (iii) any other collateral set forth in the Trinidad Security Documents.

     "Trinidad Completion Certificate" shall mean a certificate substantially in the form of Exhibit L hereto.

     "Trinidad Construction Account" shall mean the account described in Section
2.2 of the Trinidad Depositary Agreement.

     "Trinidad Construction Expenses" shall have the meaning given to that term in Section 3.1 (Trinidad Construction Account) of the Trinidad Depositary Agreement.

                                  Appendix A-21

     "Trinidad Construction Requisition" shall mean a requisition certificate in the form of Exhibit A to the Trinidad Depositary Agreement.

     "Trinidad CPI" shall mean the Index of Real Prices, commonly referred to as the "consumer price index," published by the Central Statistical Office, a department of the Ministry of Finance or any successor Ministry of Finance of Trinidad.

     "Trinidad Default" shall mean an event or condition that, with the giving of notice, lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become a Trinidad Event of Default.

     "Trinidad Depositary Accounts" shall have the meaning given to that term in
Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Depositary Agreement" shall mean the Trinidad Deposit and Disbursement Agreement, dated as of the Closing Date, among Funding Company, the Trinidad Project Borrower, the Trinidad Guarantor, the Trinidad Obligor, the Collateral Agent and the Depositary Bank.

     "Trinidad Distribution Account" shall mean the account described in Section
2.2 of the Trinidad Depositary Agreement.

     "Trinidad Distribution Conditions" shall mean:

          (1) Substantial Completion of the Big Spring Project and the Trinidad Project shall have occurred;

          (2) delivery to the Bond Trustee of an Officer's Certificate from an Authorized Officer of each of the each of the Trinidad Finance Parties certifying that no Default or Event of Default shall have occurred and be continuing and that Funding Company and each Project Obligor shall have fully complied with each of the reporting and information covenants set forth herein or in the applicable Project Loan Agreement;

          (3) delivery to the Bond Trustee of an Officer's Certificate from an Authorized Officer of each of the Trinidad Finance Parties and the Independent Engineer certifying that the (x) Debt Service Coverage Ratio for the historical four quarters measured as one annual period, or in the case of the first three Distribution Dates following Substantial Completion of the Big Spring Project and the Trinidad Project, the preceding fiscal quarters after Substantial Completion and (y) Projected Debt Service Coverage Ratio for the succeeding four fiscal quarters taken as a whole each equals or exceeds 1.25 to 1.0;

          (4) the balance in the Debt Service Reserve Account equals or exceeds the Debt Service Reserve Required Balance;

          (5) the balances of all other Depositary Accounts and sub-accounts are at least equal to their minimum required amounts in accordance with the terms and provisions of the Depositary Agreement; provided that with respect to the first distribution following Substantial Completion of each of the Big Spring Project and the Trinidad Project, the balance in the applicable Interest

                                  Appendix A-22

     Account and Principal Account shall be equal to the amount required to be on deposit in such account on the next Scheduled Payment Date; and

          (6) neither Funding Company nor any Guarantor is insolvent and would not be rendered insolvent by such distribution.

     "Trinidad Distribution Suspense Account" shall mean the account described in Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad EES Contract" shall mean each of the Engineering and Equipment Supply Agreements, dated as of June 26, 1998 between the Trinidad Obligor and Duke/Fluor Daniel International.

     "Trinidad Event of Default" shall have the meaning given to that term in
Section 5.1 (Event of Default) of each of the Trinidad Project Loan Agreement and the Trinidad Loan Agreement.

     "Trinidad Finance Parties" shall mean the Trinidad Project Borrower, the Trinidad Guarantor and the Trinidad Obligor.

     "Trinidad Government Agreement" shall mean the Government Agreement, dated as of February 12, 1998 between the government of Trinidad and the Trinidad Obligor.

     "Trinidad Guarantee" shall mean the Guarantee, dated as of the Closing Date, between the Trinidad Guarantor and the Bond Trustee and the Collateral Agent for the benefit of Funding Company.

     "Trinidad Guarantor" shall mean York Holdings (Barbados) SRL, a Barbados society with restricted liability.

     "Trinidad Guarantor Account" shall mean the account described in Section
2.2 of the Trinidad Depositary Agreement.

     "Trinidad Interest Account" shall mean the account described in Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Loan" shall have the meaning given to that term in Section 2.1 of the Trinidad Loan Agreement.

     "Trinidad Loan Agreement" shall mean the Loan Agreement, dated as of the Closing Date, between the Trinidad Guarantor and the Trinidad Obligor.

     "Trinidad Local Account" shall have the meaning given to that term in
Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Loss Proceeds Account" shall mean the account described in
Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Maintenance Requirement" shall mean the amount specified by the Independent Engineer to be the maintenance requirement for the applicable year with respect to the Trinidad Project.

     "Trinidad Maintenance Reserve Account" shall mean the account described in
Section 2.2 of the Trinidad Depositary Agreement.

                                  Appendix A-23

     "Trinidad Mortgage Debenture" shall mean the Mortgage Debenture, dated as of the Closing Date, between the Trinidad Obligor and the Trinidad Collateral Agent.

     "Trinidad Obligor" means InnCOGEN, Limited, a limited liability company incorporated under the laws of Trinidad.

     "Trinidad Permitted Project Indebtedness" shall have the meaning given to that term in Section 4.14 (Permitted Indebtedness) of the Trinidad Project Loan Agreement and Section 4.15 (Permitted Indebtedness) of the Trinidad Loan Agreement.

     "Trinidad Permitted Project Lien" shall have the meaning given to that term in Section 4.15 (Permitted Liens) of each of the Trinidad Project Loan Agreement and Section 4.16 (Permitted Liens) of the Trinidad Loan Agreement.

     "Trinidad Pledge Agreement" shall mean each of (i) the Pledge Agreement, dated as of the Closing Date, between the Trinidad U.S. Parent and the Collateral Agent for the benefit of the Secured Parties with respect to the equity interests in the Trinidad Cayman Parent, (ii) the Pledge Agreement, dated as of the Closing Date, between the Trinidad Cayman Parent and the Collateral Agent for the benefit of the Secured Parties with respect to the equity interests in the Trinidad Project Borrower and (iii) the Pledge Agreement, dated as of the Closing Date, between the Trinidad Project Borrower and the Collateral Agent for the benefit of the Secured Parties with respect to the equity interests in the Trinidad Guarantor.

     "Trinidad PPA" shall mean the License Agreement and Agreement for Sale and Purchase of Power, dated as of February 12, 1998, between the Trinidad Obligor and T&TEC, including all amendments, supplements and modifications thereto.

     "Trinidad Principal Account" shall mean the account described in Section
2.2 of the Trinidad Depositary Agreement.

     "Trinidad Project" shall mean the 215 MW natural gas-fueled combustion turbine electric generation facility to be constructed in Trinidad and owned by the Trinidad Obligor.

     "Trinidad Project Borrower" shall mean York Ex International SRL, a Barbados exempt society with restricted liability.

     "Trinidad Project Borrower Account" shall mean the account described in
Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Project Documents" shall mean the Trinidad PPA, the Trinidad Government Agreement, the Trinidad EES Contract, the Trinidad Turnkey Construction Contract, all Third Party Consents related to any other Trinidad Project Document and all other energy sales and power contracts, steam supply agreements, water supply agreements, construction contracts, operation and maintenance agreement, leases, sub-leases, licenses, insurance policies and fuel supply agreements related to the Trinidad Project.

     "Trinidad Project Loan" shall have the meaning given to that term in
Section 2.1 of the Trinidad Project Loan Agreement.

                                  Appendix A-24

     "Trinidad Project Loan Agreement" shall mean the Project Loan Agreement, dated as of the Closing Date, between Funding Company and the Trinidad Project Borrower.

     "Trinidad Project Note" shall mean the promissory note or notes issued by the Trinidad Project Borrower in favor of the Funding Company under the Trinidad Project Loan Agreement.

     "Trinidad Project Note Pledge Agreement" shall mean the Note Pledge Agreement, dated as of the Closing Date, between Funding Company and the Collateral Agent.

     "Trinidad Redemption Account" shall mean the account described in Section
2.2 of the Trinidad Depositary Agreement.

     "Trinidad Revenue Account" shall mean the account described in Section 2.2 of the Trinidad Depositary Agreement.

     "Trinidad Security Agreement" shall mean (i) the Assignment and Security Agreement, dated as of the Closing Date, between the Trinidad Project Borrower and the Collateral Agent and (ii) the Assignment and Security Agreement, dated of the Closing Date, between the Trinidad Obligor and the Collateral Agent.

     "Trinidad Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of each of the Trinidad Security Agreements.

     "Trinidad Security Documents" shall mean each Trinidad Security Agreement, each Trinidad Pledge Agreement, the Trinidad Charge and Security Agreement, the Trinidad Mortgage Debenture, the Trinidad Project Note Pledge Agreement and all other Security Documents securing the obligations of the Trinidad Project Borrower, the Trinidad Guarantor and the Trinidad Obligor under the Trinidad Guarantee, the Trinidad Project Note and the Trinidad Loan Agreement.

     "Trinidad Taxes" shall mean any Taxes imposed by any Governmental Authority of Trinidad.

     "Trinidad Turnkey Construction Contract" shall mean the Turnkey Construction Contract, dated June 26, 1998, between the Trinidad Obligor and Duke/Fluor Daniel International.

     "Trinidad U.S. Parent" shall mean York T&T Holdings, Inc., a Delaware corporation.

     "Trinidad U.S. Pledge Agreement" shall mean the Pledge Agreement, dated as of the Closing Date, between the Sponsor and the Collateral Agent for the benefit of the Secured Parties with respect to the equity interests of the Trinidad U.S. Parent.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

     "TU Electric" shall mean Texas Utilities Electric Company, a Texas corporation.

     "Unaudited Financial Statements" shall mean, for any Person, with respect to any fiscal period, the unaudited balance sheet of such Person as of the last day of such fiscal period, the related statements of income and cash flows for such period and (in the case of any period which does not terminate on the last day of a fiscal year) for the portion of the fiscal year ending with the last day of such period, setting forth, in each case, in comparative form, corresponding unaudited figures from the preceding fiscal year.

                                  Appendix A-25

     "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

     "Unrestricted Global Security" shall have the meaning given to such term in
Section 2.5.3 (Securities Sold Pursuant to Regulation S).

     "U.S. Additional Reserve Account" shall mean the account described in
Section 2.2 of the U.S. Depositary Agreement .

     "U.S. Debt Service Coverage Ratio" shall mean for any period the ratio of
(i) Cash Flow Available for Debt Service for such period generated or earned with respect to any of the U.S. Projects and (ii) the aggregate of all Debt Service due with respect to the U.S. Project Loan.

     "U.S. Depositary Accounts" shall have the meaning given to that term in
Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Depositary Agreement" shall mean the U.S. Deposit and Disbursement Agreement, dated as of the Closing Date, among Funding Company, the BNY Guarantor, the Big Springs Guarantor, the Warbasse Guarantor, the Collateral Agent and the Depositary Bank.

     "U.S. Distribution Account" shall mean the account described in Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Distribution Conditions" shall mean:

          (1) Substantial Completion of the Big Spring Project and the Trinidad Project shall have occurred;

          (2) delivery to the Bond Trustee of an Officer's Certificate from an Authorized Officer of each of the U.S. Guarantors certifying that no Default or Event of Default shall have occurred and be continuing and that Funding Company and each Project Obligor shall have fully complied with each of the reporting and information covenants set forth herein or in the applicable Project Loan Agreement;

          (3) delivery to the Bond Trustee of an Officer's Certificate from an Authorized Officer of each of the U.S. Guarantors and the Independent Engineer certifying that the (x) Debt Service Coverage Ratio and the U.S. Debt Service Coverage Ratio for the historical four quarters, or in the case of the first three Distribution Dates following Substantial Completion of the Big Spring Project and the Trinidad Project, the preceding fiscal quarters after Substantial Completion and (y) Projected Debt Service Coverage Ratio and the U.S. Project Debt Service Coverage Ratio for the succeeding four fiscal quarters taken as a whole each equals or exceeds
     1.25 to 1.0;

          (4) the balance in the Debt Service Reserve Account equals or exceeds the Debt Service Reserve Required Balance;

          (5) the balances of all other Depositary Accounts and sub-accounts are at least equal to their minimum required amounts in accordance with the terms and provisions of the Depositary Agreement; provided that with respect to the first distribution following Substantial Completion

                                  Appendix A-26
     of each of the Big Spring Project and the Trinidad Project, the balance in the applicable Interest Account and Principal Account shall be equal to the amount required to be on deposit in such account on the next Scheduled Payment Date; and

          (6) neither Funding Company nor any Guarantor is insolvent and would not be rendered insolvent by such distribution.

     "U.S. Distribution Suspense Account" shall mean the account described in
Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Government Obligations" shall mean direct obligations (or certificates representing an ownership interest in such obligations) of the United States (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer's option.

     "U.S. Guarantees" shall mean, individually and collectively, the BNY Guarantee, the Warbasse Guarantee and the Big Spring Guarantee.

     "U.S. Guarantors" shall mean, individually and collectively, the BNY Guarantor, the Warbasse Guarantor and the Big Springs Guarantor.

     "U.S. Interest Account" shall mean the account described in Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Loss Proceeds Account" shall mean the account described in Section
2.2 of the U.S. Depositary Agreement.

     "U.S. Major Maintenance Account" shall mean the account described in
Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Permitted Project Indebtedness" shall have the meaning given to that term in Section 4.16 of the U.S. Project Loan Agreement.

     "U.S. Permitted Project Liens" shall have the meaning given to that term in
Section 4.17 of the U.S. Project Loan Agreement.

     "U.S. Principal Account" shall mean the account described in Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Project Loan" shall have the meaning given to that term in Section
2.1 of the U.S. Project Loan Agreement.

     "U.S. Project Loan Agreement" shall mean the Project Loan Agreement, dated as of the Closing Date, between Funding Company, the BNY Guarantor, the Warbasse Guarantor and the Big Spring Guarantor.

     "U.S. Project Loan Default" shall mean an event or condition that, with the giving of notice, lapse of time or failure to satisfy the specified conditions, or any combination thereof, would become a U.S. Project Loan Event of Default.

                                  Appendix A-27

     "U.S. Project Loan Event of Default" shall have the meaning given to that term in Section 5.1 of the U.S. Project Loan Agreement.

     "U.S. Project Note" shall have the meaning given to that term in Section
2.1 of the U.S. Project Loan Agreement.

     "U.S. Project Note Pledge Agreement" shall mean the Note Pledge Agreement, dated as of the Closing Date, between the Collateral Agent and Funding Company.

     "U.S. Projects" shall mean, individually and collectively, the BNY Project, the Warbasse Project and the Big Springs Project.

     "U.S. Project Documents" shall mean, individually and collectively, the BNY Project Documents, the Warbasse Project Documents and the Big Springs Project Documents.

     "U.S. Projected Debt Service Coverage Ratio" shall mean for any period, on any date of determination, a projection of the U.S. Debt Service Coverage Ratio for the applicable period.

     "U.S. Redemption Account" shall mean the account described in Section 2.2 of the U.S. Depositary Agreement.

     "U.S. Revenue Account" shall mean the account described in Section 2.2 of the U.S. Depositary Agreement.

     "Vestas" shall mean Vestas-American Wind Technology, Inc., a corporation organized and existing under the laws of the State of California.

     "Vestas Agreement" shall mean the Wind Turbine Equipment Sales and Installation Contract, dated as of March 31, 1998, between the Big Spring Guarantor and Vestas.

     "Warbasse Collateral" shall mean (i) the Warbasse Security Agreement Collateral, (ii) a pledge of the equity interests in each of the Warbasse Guarantors, (iii) an assignment of the Warbasse Notes and (iv) any other collateral set forth in the Warbasse Security Agreement and the Warbasse Pledge Agreement.

     "Warbasse Guarantee" shall mean the Guarantee, dated as of the Closing Date, between the Warbasse Guarantor and the Bond Trustee and the Collateral Agent for the benefit of the Secured Parties.

     "Warbasse Guarantor" shall mean, individually and collectively, Warbasse Power I LLC and Warbasse Power II LLC.

     "Warbasse Notes" shall mean (i) the promissory note, dated as of November 17, 1994, executed by the Warbasse Project Company in favor of Cogeneration Technologies, Inc., as such note has been assigned to Warbasse Power I, LLC and
(ii) the promissory note, dated as of June 8, 1989, executed by the Warbasse Project Company in favor of Sanwa Business Credit Corporation, as amended and assigned pursuant to the Amendment and Consent, dated as of November 17, 1994, between the Warbasse Project Company and B-41 L.P., as such note has been assigned to Warbasse Power II, LLC.

                                  Appendix A-28

     "Warbasse Pledge Agreements" shall mean the (i) Pledge Agreement, dated as of the Closing Date, between Cogeneration Technologies, Inc. and the Collateral Agent for the benefit of the Secured Parties with respect to the membership interests in Warbasse I and (ii) the Pledge Agreement, dated as of the Closing Date, between York Cogen Partners, L.P. and the Collateral Agent for the benefit of the Secured Parties with respect to the membership interests in Warbasse II.

     "Warbasse PPA" shall mean, individually and collectively, (i) the Energy Purchase and Sale Agreement, dated as of July 15, 1987, between the Warbasse Project Company and Amalgamated Warbasse Houses, Inc. and (ii) the Power Purchase Agreement, dated as of April 14, 1989, between the Warbasse Project Company and Consolidated Edison Company of New York, Inc..

     "Warbasse Project" shall mean the 28 MW operating natural gas fueled cogeneration project located in Brooklyn, New York and owned by the Warbasse Project Company.

     "Warbasse Project Company" shall mean Warbasse Cogeneration Technologies Partners, L.P.

     "Warbasse Project Documents" shall mean the Warbasse PPA, all Third Party Consents related to any other Warbasse Project Document, the Warbasse Notes and all other energy sales and power contracts, fuel agreements, construction contracts, operation and maintenance agreement, leases, insurance policies and fuel supply agreements related to the Warbasse Project.

     "Warbasse Security Agreement" shall mean the Assignment and Security Agreement, dated of the Closing Date, between the Warbasse Guarantor and the Collateral Agent.

     "Warbasse Security Agreement Collateral" shall have the meaning given to that term in Section 2.1 of the Warbasse Security Agreement.

     "Warbasse Security Documents" shall mean the Warbasse Security Agreement, the Warbasse Pledge Agreement and all other Security Documents securing the obligations of the Warbasse Guarantors under the Warbasse Guarantee and the U.S. Project Note.


                                  Appendix A-29

                                    EXHIBIT A

                            FORM OF FACE OF SECURITY

         THIS SECURITY IS A RESTRICTED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS RESTRICTED GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO FUNDING COMPANY OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, DTC, HAS AN INTEREST HEREIN.

         THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND SUCH SECURITIES OR ANY INTEREST OR PARTICIPATION THEREIN MAY NOT BE REOFFERED, SOLD PLEDGED, ASSIGNED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE ("RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH FUNDING COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE).

                                  Exhibit A-1

                       York Power Funding (Cayman) Limited
                       12.0% Senior Secured Bonds Due 2007


                                              CUSIP Number: [                  ]
                                                             ------------------

Principal Amount:    $150,000,000

Maturity Date:       October 30, 2007

Issue Date:          August 4, 1998

Interest Rate:       12.0%

Registered Holder:   Cede & Co.

         York Power Funding (Cayman) Limited, an exempted limited liability company incorporated under the laws of the Cayman Islands (the "Funding Company"), which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, on each date (each a "Scheduled Payment Date") the principal sum corresponding to such Scheduled Payment Date set forth on the
Schedule I of the Indenture, or on such earlier date as the entire principal hereof may become due in accordance with the provisions hereof, and to pay interest in arrears on each April 30 and October 30 (each an "Interest Payment Date"), commencing October 30, 1998, on said principal sum at the rate of 12.0% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, from October 30, 1998 until payment of said principal sum has been made or duly provided for. The interest payable on any such Interest Payment Date will, subject to certain conditions set forth herein, be paid to the person in whose name this Security is registered at the end of the fifteenth day next preceding each Interest Payment Date. Such payments shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         The statements in the legend set forth above, if any, are an integral part of the terms of this Security and by acceptance hereof the holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

         REFERENCE IS MADE TO THE FURTHER PROVISIONS SET FORTH UNDER THE TERMS AND CONDITIONS OF THE SECURITIES ENDORSED ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Bond Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Funding Company has caused this instrument to be duly executed.

Dated:  [                      ]


                                  Exhibit A-2

                                             YORK POWER FUNDING (CAYMAN) LIMITED


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

         This is one of the Securities described in the within-mentioned Indenture.


                                             THE BANK OF NEW YORK
                                             as Bond Trustee


                                             By:
                                                --------------------------------
                                                Authorized Signatory



                                  Exhibit A-3

                                    EXHIBIT B

                   FORM OF TERMS AND CONDITIONS OF SECURITIES


Principal Amount:           $150,000,000

Interest Rate:              12.0%

Payment Dates:              April 30 and October 30
                            (commencing October 30, 1998)

Minimum Denominations:      US$100,000 and integral multiples of
                            $1,000 in excess thereof.

Other Terms:

         1. General. This Security is one of a duly authorized issue of debt securities (the "Securities") of York Power Funding (Cayman) Limited (the "Funding Company") issued pursuant to an Indenture (the "Indenture") dated as of August 4, 1998, between Funding Company and The Bank of New York, as Bond Trustee. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in Appendix A of the Indenture. The holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the corporate trust office of the Bond Trustee in The City of New York, at the offices of the paying agents listed at the foot of this Security and at the principal office of Funding Company set forth in Section 18 (Indentures) hereto.

         2. Payments and Paying Agencies. (a) All payments on this Security shall be made exclusively in immediately available funds and in such coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

         (b) The Person in whose name any Security is registered at the close of business on any Regular Record Date with respect to any Scheduled Payment Date shall be entitled to receive the principal, premium (if any) and/or interest payable on such Scheduled Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Scheduled Payment Date; provided, however, that if and to the extent there is a default in the payment of the principal, premium (if any) and/or interest due on such Scheduled Payment Date, such defaulted principal, premium (if any) and/or interest shall be paid to the Persons in whose names Outstanding Securities are registered at the close of business on a subsequent date (each such date, a "Special Record Date"), which shall not be less than five (5) days preceding the date of payment of such defaulted principal, premium (if any) and/or interest, established by a notice mailed by the Bond Trustee to the registered owners of the Securities in accordance with Section 11.5(b) (Notices) of the Indenture not less than fifteen (15) days prior to the Special Record Date.

         (c) If any date for the payment of principal of, premium (if any) or interest on the Securities is not a Business Day, such payment shall be due on the first Business Day thereafter. Any payment made on such next succeeding business day shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

         (d) Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.


                                  Exhibit B-1

         3. Amendments and Supplements to Indenture.

         (a) Without Consent of Holders.

         Subject to the Intercreditor Agreement, the Indenture may be amended or supplemented by Funding Company and the Bond Trustee at any time and from time to time, without the consent of the Holders by a Supplemental Indenture authorized by a resolution of the Board of Directors of Funding Company filed with, and in form satisfactory to, the Bond Trustee, solely for one or more of the following purposes:

         (i) to add additional covenants of Funding Company, to surrender any right or power herein conferred upon Funding Company or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

         (ii) to increase the assets securing Funding Company's obligations under the Indenture;

         (iii) to provide for the issuance of Additional Securities on the conditions set forth in Section 2.3 (Additional Securities) of the Indenture;

         (iv) for any purpose not inconsistent with the terms of the Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture; or

         (v) in connection with, and to reflect, any amendments to the provisions hereof required by the Rating Agencies in circumstances where confirmation of the Ratings are required under the Indenture in connection with the issuance of Additional Securities or the taking of other actions by Funding Company; provided, however, that such amendments are not, in the judgment of the Bond Trustee, to the prejudice of the Bond Trustee or the Holders.

         (b) With Consent of Holders.

       Subject to the Intercreditor Agreement, the Indenture may be amended or supplemented by Funding Company and the Bond Trustee at any time and from time to time, with the consent of the Majority Holders, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, the Indenture, except with respect to (a) the principal, premium (if any) or interest payable upon any Securities, (b) the dates on which interest on or principal of any Securities is paid, (c) the dates of maturity of any Securities and (d) Article 7 (Supplemental Indentures) of the Indenture. Subject to the Intercreditor Agreement, the matters of the Indenture described in clauses (a) through (d) of the preceding sentence may be amended or supplemented by Funding Company and the Bond Trustee at any time and from time to time only with the consent of the One Hundred Percent Holders. Notice of any such amendment shall be given by Funding Company to any Rating Agency then maintaining a Rating for the Securities.

         4. Replacement, Exchange and Transfer of Securities. (a) If any Security shall become mutilated, Funding Company shall execute, and the Bond Trustee shall authenticate and deliver, a new Security of like tenor, maturity and denomination in exchange and substitution for the Security so mutilated, but only upon surrender to the Bond Trustee of such mutilated Security for cancellation, and Funding Company or the Bond Trustee may require reasonable indemnity therefor. If any Security shall


                                  Exhibit B-2
be reported lost, stolen or destroyed, evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Bond Trustee. If such evidence shall be satisfactory to both the Bond Trustee and Funding Company and indemnity satisfactory to both shall be given, Funding Company shall execute, and thereupon the Bond Trustee shall authenticate and deliver, a new Security of like tenor, maturity and denomination. The cost of providing any substitute Security under the provisions of Section 2.10 (Mutilated, Destroyed, Lost or Stolen Securities) of the Indenture shall be borne by the Holder for whose benefit such substitute Security is provided. If any such mutilated, lost, stolen or destroyed Security shall have matured or be about to mature, Funding Company may, with the consent of the Bond Trustee, pay to the Holder thereof the principal amount of such Security upon the maturity thereof and compliance with the aforesaid conditions by such Holder, without the issuance of a substitute Security therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been paid on a substitute Security had one been issued.

         (b) Every substitute Security issued pursuant to Section 2.10 (Mutilated, Destroyed, Lost or Stolen Securities) of the Indenture shall constitute an additional contractual obligation of Funding Company, whether or not the Security alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Securities duly issued hereunder.

         (c) All Securities shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Applicable Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude any and all other rights and remedies with respect thereto.

         5. Bond Trustee. For a description of the duties and the immunities and rights of the Bond Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Bond Trustee to the holder hereof are subject to such immunities and rights.

         6. Paying Agents; Authenticating Agents; Registrars. Funding Company has initially appointed the Bond Trustee as Paying Agent, Authenticating Agent and Registrar. Funding Company may, subject to the terms of the Indenture, at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof, provided, that while the Securities are Outstanding, Funding Company will maintain offices or agencies for payment of principal of and interest on this Security as herein provided in the Borough of Manhattan, The City of New York. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Section 8 (Notices) hereof.

         7. Enforcement. (a) Subject to the Intercreditor Agreement and the other provisions of Article 5 (Events of Default; Remedies) of the Indenture, a Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

         (i) such Holder shall have previously given written notice to the Bond Trustee of a continuing Event of Default;

         (ii) Holders representing the percentage of aggregate principal amount of Outstanding Securities needed to initiate the exercise of remedies shall have requested the Bond Trustee in writing to institute such suit, action or proceeding;


                                  Exhibit B-3

         (iii) the Bond Trustee shall have refused or neglected to institute any such suit, action or proceeding for sixty (60) days after receipt of such notice by the Bond Trustee; and

         (iv) no direction inconsistent with such written request has been given to the Bond Trustee during such sixty (60) day period by the Majority Holders.

         (b) Subject to the Intercreditor Agreement, it is understood and intended that one or more of the Holders shall not have any right in any manner whatsoever hereunder or under the Securities to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents on any property subject thereto or the rights of any other Holders, (ii) obtain or seek to obtain priority or preference over any other Holders or (iii) enforce any right under the Indenture, except in the manner provided herein or in the Indenture and for the equal, ratable and common benefit of all of the Holders.

         8. Notices. Notices will be mailed to Holders at their registered addresses. Notice sent by first class mail, postage prepaid, shall be deemed to have been given on the date of such mailing. In addition, Funding Company will cause all such other publications of such notices as may be required from time to time by Applicable Law.

         9. Redemption at the Option of Funding Company. The Securities are, under certain conditions, subject to redemption at the option of Funding Company as set forth in Section 3.1 (Redemption at the Option of Funding Company or the Holders) of the Indenture.

         10. Redemption at the Option of the Holders. The Securities are, under certain conditions, subject to redemption at the option of the Holders as set forth in Section 3.1 (Redemption at the Option of Funding Company or the Holders) of the Indenture.

         11. Mandatory Redemption. The Securities are subject to mandatory redemption under certain circumstances as set forth in Section 3.2 (Mandatory Redemption) of the Indenture.

         12. Authentication. This Security shall not be valid for any purpose until an Authorized Representative of the Bond Trustee manually signs the certificate of authentication hereon substantially in the form set forth in Exhibit A to the Indenture.

         13. Governing Law. This Security is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

         14. Warranty by Issuer. Subject to Section 12 (Authentication), Funding Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security, and to constitute the same a legal, valid and binding obligation of Funding Company enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all Applicable Laws.

         15. Bond Trustee Dealings with Funding Company. Subject to certain limitations imposed by the Act, the Bond Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Funding Company or its Affiliates and may otherwise deal with Funding Company or its Affiliates with the same rights it would have it if were not Bond Trustee.


                                  Exhibit B-4

         16. No Recourse Against Others. A director, officer, employee, partner, affiliate, agent, servant or stockholder, as such, of Funding Company or the Bond Trustee shall not have any liability for any obligations of Funding Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. The Securities shall be payable from, and recourse solely to, the assets of Funding Company other than its paid-up share capital, transaction fees and monies derived therefrom. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Funding Company has caused CUSIP numbers to be printed on the Securities and has directed the Bond Trustee to use CUSIP numbers in notices of redemption as a convenience to Security holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification number placed thereon. Funding Company will promptly notify the Bond Trustee of any change in the CUSIP numbers.

         18. Indentures. Funding Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
York Power Funding (Cayman) Limited, c/o Queensgate SPV Services, Limited, P.O. Box 1093 GT, Compass Center, 2nd Floor, Crewe Road, Grand Cayman, Cayman Islands.

         19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (Tenants in Common), TEN ENT (Tenants by the Entireties), JT TEN (Joint Tenants with Rights of Survivorship and not as Tenants in Common), CUST (Custodian), and U/G/M/A (Uniform Gift to Minors Act).

         20. Descriptive Headings. The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions thereof.


                                  Exhibit B-5

                                    EXHIBIT C

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby transfers to

--------------------------------------------------------------------------------

                     (PRINT NAME AND ADDRESS OF TRANSFEREE)

U.S. $___________ principal amount of this Security, and all rights with respect thereto, and irrevocably constitutes and appoints _____________________ as attorney to transfer this Security on the books kept for registration thereof, with full power of substitution.


Dated
      --------------------------        ---------------------

Signed
       -------------------------

Note:

          (i) The signature on this transfer form must correspond to the name as it appears on the face of this Security.

          (ii) A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

          (iii) The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or shall be certified by a bank which is a member of the Medallion Program or in such other manner as the Paying Agent, acting in its capacity as transfer agent or the Bond trustee, acting in its capacity as Registrar, may require.


                                  Exhibit C-1

                                    EXHIBIT D

                       FORM OF TRANSFER RESTRICTION LEGEND


         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE ("RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE).


                                   Exhibit D-1

                                    EXHIBIT E

                    FORM OF REGULATION S TRANSFER CERTIFICATE

                                     [date]


[Name of Registrar]
[Address of Registrar]


Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of [__________], between York Power Funding (Cayman) Limited, as Issuer and The Bank of New York, as Bond Trustee. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture or Regulation S, as the case may be.

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(b) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held with [Euroclear] [Cedel] (Common Code No.__________) through the Depositary in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(c) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

          This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held
[with [Euroclear] [Cedel]] through the Depositary in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(f) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):



         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

     [Insert the following paragraph for any transfer made pursuant to
     Section 2.7.2(g) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

                                  Exhibit E-1

         This certificate relates to US$________________ principal amount of Securities which are held in the form of a beneficial interest in the IAI Global Security (CUSIP No. ______________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.3(a) (Transfers and Exchanges of Certificated Securities):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of one or more Certificated Securities registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Certificated Securities for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.3(c) (Transfers and Exchanges of Certificated Securities):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of one or more Certificated Securities registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Certificated Securities for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held [with [Euroclear] [Cedel]] through the Depositary in the name of [insert name of transferee] (the "Transferee").]

         In connection with such request for transfer and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected in accordance with the transfer restrictions set forth in the Indenture and the Securities and pursuant to and in accordance with Regulation S, and accordingly the Transferor does hereby certify:

          (1) the offer of such Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order for such Securities was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States or (b) the transaction was executed in, or through the facilities of, a designated offshore securities market and neither the Transferor nor any person acting on its behalf knew that the transaction was pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or 904(b) of the Securities Act, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

[Add the following for transfers made during the Regulation S Restricted Period:

         In addition, (A) if the provisions of Rule 903(c)(3) or Rule 904(c)(1) of the Securities Act are applicable to the transaction, the Transferor hereby certifies that the transfer is being made in accordance with the requirements of Rule 903(c)(3) or Rule 904(c)(1), as the case may be, and (B) upon completion of the transaction, the Transferee will hold the transferred beneficial interest through Euroclear or Cedel.]


                                  Exhibit E-2

         You and Funding Company are entitled to rely upon this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                   [Name of Transferor]


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  Exhibit E-3

                                    EXHIBIT F

                      FORM OF RULE 144 TRANSFER CERTIFICATE


                                     [date]


[Name of Registrar]
[Address of Registrar]


Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of [__________], between York Power Funding (Cayman) Limited, as Issuer, and The Bank of New York, as Bond Trustee. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture or Rule 144, as the case may be.

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(c) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held with the Depositary in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(f) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(g) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

          This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

     [Insert the following paragraph for any transfer made pursuant to Section 2.7.3(a) (Transfers and Exchanges of Certificated Securities):


                                  Exhibit F-1

         This certificate relates to US$__________ principal amount of Securities which are held in the form of one or more Certificated Securities registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Certificated Securities for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

         In connection with such request for transfer and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Securities, and that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         You and Funding Company are entitled to rely upon this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                   [Name of Transferor]


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Exhibit F-2

                                    EXHIBIT G

                     FORM OF RULE 144A TRANSFER CERTIFICATE


                                     [date]


[Name of Registrar]
[Address of Registrar]


Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of [__________], between York Power Funding (Cayman) Limited, as Issuer, and The Bank of New York, as Bond Trustee. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture or Rule 144A, as the case may be.

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(d) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for a beneficial interest in the Restricted Global Security (CUSIP No.__________) to be held with the Depositary in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(f) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Restricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.2(g) (Transfers and Exchanges of Global Securities and Beneficial Interests Therein):

          This certificate relates to US$__________ principal amount of Securities which are held in the form of a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

     [Insert the following paragraph for any transfer made pursuant to Section 2.7.3(a) (Transfers and Exchanges of Certificated Securities):


                                  Exhibit G-1

         This certificate relates to US$__________ principal amount of Securities which are held in the form of one or more Certificated Securities registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Certificated Securities for one or more Certificated Securities to be registered in the name of [insert name of transferee] (the "Transferee").]

[Insert the following paragraph for any transfer made pursuant to Section 2.7.3(c) (Transfers and Exchanges of Certificated Securities):

         This certificate relates to US$__________ principal amount of Securities which are held in the form of one or more Certificated Securities registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Certificated Securities for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held [with [Euroclear] [Cedel]] through the Depositary in the name of [insert name of transferee] (the "Transferee").]

         In connection with such request for transfer and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected in accordance with the transfer restrictions set forth in the Indenture and the Securities and pursuant to and in accordance with Rule 144A, and accordingly the Transferor does hereby certify:

          (1) the Transferee is a person that the Transferor and any person acting on behalf of the Transferor reasonably believe is purchasing such Securities for its own account, or for one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A; and

          (2) the Transferor and any person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor may be relying on Rule 144A in connection with the transaction;

          (3) the transaction satisfies all other requirements of Rule 144A and of any applicable securities laws of any state of the United States or any other jurisdiction.

         You and Funding Company are entitled to rely upon this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                              [Name of Transferor]


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                  Exhibit G-2

                                    EXHIBIT H

                             [INTENTIONALLY OMITTED]


                                   Exhibit H-1

                                    EXHIBIT I

                    FORM OF REGULATION S EXCHANGE CERTIFICATE


                                     [date]


[Name of Registrar]
[Address of Registrar]


Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of [__________], between York Power Funding (Cayman) Limited, as Issuer, and The Bank of New York, as Bond Trustee. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture or Regulation S, as the case may be.

         This certificate relates to US$__________ principal amount of Securities which are held in the form of Certificated Securities in the name of [insert name of holder] (the "Holder"). The Holder has requested an exchange of such Certificated Securities for a beneficial interest in the Unrestricted Global Security (CUSIP No.__________) to be held with [[Euroclear] [Cedel] through] the Depositary in the name of the Holder.

         In connection with such request for exchange and in respect of such Securities, the Holder does hereby certify that it acquired such Securities in accordance with the transfer restrictions set forth in the Indenture and the Securities and pursuant to and in accordance with Regulation S under the Securities Act.

         You and Funding Company are entitled to rely upon this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                              [Name of Transferor]


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



                                   Exhibit I-1

                                    EXHIBIT J

                     FORM OF RULE 144A EXCHANGE CERTIFICATE


                                            [date]


[Name of Registrar]
[Address of Registrar]


Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of [__________], between York Power Funding (Cayman) Limited, as Issuer, and The Bank of New York, as Bond Trustee. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture or Rule 144A, as the case may be.

         This certificate relates to US$__________ principal amount of Securities which are held in the form of Certificated Securities in the name of [insert name of holder] (the "Holder"). The Holder has requested an exchange of such Certificated Securities for a beneficial interest in the Restricted Global Security (CUSIP No.__________) to be held with the Depositary in the name of the Holder.

         In connection with such request for exchange and in respect of such Securities, the Holder does hereby certify that it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

         You and Funding Company are entitled to rely upon this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                    [Name of Transferor]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   Exhibit J-1

                                    EXHIBIT K

                             [INTENTIONALLY OMITTED]




                                   Exhibit K-1

                                    EXHIBIT L

                 [BIG SPRING] [TRINIDAD] COMPLETION CERTIFICATE

                                     [Date]

The Bank of New York,
as Bond Trustee
[                    ]
Attention:  [               ]


Ladies and Gentlemen:

                  This certificate (the "[Big Spring] [Trinidad] Completion Certificate") is delivered to you pursuant to Section 4.13 of the Indenture, dated as of August , 1998 (the "Indenture"), by and between York Power Funding (Cayman) Limited ("Funding Company") and The Bank of New York, as Bond Trustee. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

                  The [Big Spring Guarantor] [Trinidad Obligor] hereby certifies to the Bond Trustee of the benefit of the Holders as of the date hereof that:

         On and as of the date hereof, Substantial Completion of the [Big Spring] [Trinidad] Project has occurred and the [Big Spring Guarantor] [Trinidad Obligor] has received a ["Certificate of Readiness for Commercial Operation" from TU Electric pursuant to the terms of the Big Spring EPA] [a certificate from T&TEC confirming that the Commercial Operation Date (as defined in the Trinidad PPA) for the Trinidad Project has occurred].

         [ALTERNATE VERSION. On and as of the date hereof, the [Big Spring] [Trinidad] Project has been abandoned.]

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate this __ day of ____________, 199_.

                             [NEW WORLD POWER TEXAS RENEWABLE
                             ENERGY LIMITED PARTNERSHIP]
                             [INNCOGEN LIMITED]


                             By:
                                ------------------------------------------------
                                Name:
                                Title:


                                  Exhibit L-1

                             APPENDIX I TO EXHIBIT L

                       INDEPENDENT ENGINEER'S CERTIFICATE


                                     [Date]



The Bank of New York,
as Bond Trustee
[                    ]
 --------------------
Attention:  [               ]
             ---------------

[New World Power Texas Renewable
Energy Limited Partnership
[                         ]
 -------------------------
Attention:  [                       ]]
             -----------------------

[InnCOGEN, Limited]
[                         ]
 -------------------------
Attention:  [                       ]]
             -----------------------

Ladies and Gentlemen:

                  This certificate is delivered to you pursuant to (a) Section
4.13 of the Indenture, dated as of August , 1998 (the "Indenture"), by and between York Power Funding (Cayman) Limited ("Funding Company") and The Bank of New York, as Bond Trustee and (b) the certificate to which this Certificate is attached as Appendix I (the "[Big Spring] [Trinidad] Completion Certificate") delivered by the Funding Company to the Bond Trustee. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

                  We hereby certify to the Bond Trustee for the benefit of the Holders as of the date hereof that:

     (4).0.1 We have reviewed the material and data made available to us by the [Big Spring Guarantor with respect to the Big Spring Project] [the Trinidad Obligor with respect to the Trinidad Project] [and have performed such other investigation as is referenced in the attachment hereto] (the "Review"). Our Review was performed in accordance with generally accepted engineering and construction practices and included such investigation and review as we in our professional capacity deemed necessary or appropriate in the circumstances and within the scope of our appointment and [insert customary assumptions and qualifications].



     (4).0.2 We have discussed matters believed pertinent to this Certificate with Funding Company and the [Big Spring Guarantor] [Trinidad Obligor].

     (4).0.3 On the basis of the foregoing Review and on the understanding and assumption that we have been provided true, correct and complete information from such other parties as to


                                  Exhibit L-2
               the matters covered by this Certificate, and [insert customary assumptions and qualifications] we confirm that (a) the statements set forth by the [Big Spring Guarantor] [Trinidad Obligor] in the [Big Spring] [Trinidad] Completion Certificate are true and correct and (b)(i) [Vestas] [Duke/Fluor Daniel International] will be liable for any items required to be completed pursuant to the [Vestas Agreement] [Trinidad EPC Contract] which have not been completed as of the date hereof and that all amounts owed by [Vestas] [Duke/Fluor Daniel International][Duke/Fluor Daniel International Services] pursuant to the [Vestas Agreement] [Trinidad EES Contract] [Trinidad Turnkey Construction Contract] will be sufficient to complete such items and (ii) the failure to complete such items will not materially adversely affect the performance of the [Big Spring Project] [Trinidad Project] during the term of the [Big Spring PPA] [Trinidad PPA].

                   The person signing this Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute and deliver this Certificate on behalf of the Independent Engineer.


                                   [NAME OF INDEPENDENT ENGINEER]


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Exhibit L-4

                         SCHEDULE I TO APPENDIX I TO THE

                 [BIG SPRING] [TRINIDAD] COMPLETION CERTIFICATE


                                  Exhibit L-5

                                    EXHIBIT M

              FORM OF REQUEST FOR INFORMATION FROM THE BOND TRUSTEE



The Bank of New York
One Wall Street
New York, NY  10286

Attention:  [______________]

              Pursuant to Section 1.5 of the Trust Indenture dated as of August __, 1998 (the "Indenture"), among York Power Funding (Cayman) Limited, as issuer and the Bank of New York, a New York banking corporation, as Bond Trustee, [name of holder], as beneficial holder, hereby requests, which request is a continuing request until further notice to the contrary, that you deliver to us at [address of holder, Attention:] all information and copies of all documents that the Company is required to deliver to you pursuant to Rule 144A(d) under the Securities Act or pursuant to the Indenture, [name of holder] hereby certifies that it is a beneficial holder of 12.0% Senior Secured Bonds due 2007.

[Name of Holder]



--------------------------                           --------------------
Authorized Signature                                         Date


                                  Exhibit M-1

                 FORM OF REQUEST FOR FINANCIAL INFORMATION FROM
                                A PROJECT OBLIGOR


York Power Funding (Cayman) Limited
[------------]

Attention:  [__________]

              Pursuant to Section 4.2 of the Trust Indenture dated as of August __, 1998 (the "Indenture"), among York Power Funding (Cayman) Limited, as issuer and The Bank of New York, as Bond Trustee, , as beneficial Holder, hereby requests, which request is a continuing request until further notice to the contrary, that you deliver all financial information required to be delivered pursuant to the Indenture directly to us as [address of holder, Attention:]. [Name of holder] hereby certifies that it is a beneficial holder of 12.0% Senior Secured Bonds due 2007.

[Name of Holder]



--------------------------                                --------------------
Authorized Signature                                          Date


                                  Exhibit M-2

                                    EXHIBIT N

                        FORM OF SUBORDINATION PROVISIONS


              All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.


              [NAME OF SUBORDINATED LENDER] (together with its successors and assigns, the "Subordinated Lender") hereby agrees for the benefit of the Secured Parties that all [DESCRIBE SUBORDINATED LIABILITIES] (the "Subordinated Obligations") are and shall be junior and subordinate, to the extent and in the manner set forth hereinafter, in right of payment to the prior infeasible payment or satisfaction in full of all secured obligations. In furtherance thereof, each of the Secured Parties, the Collateral Agent and the Subordinated Lender further agrees that:

         (a) For all purposes of these subordination provisions, the Trinidad Guarantor hereby waives all rights it may otherwise have as a Secured Party pursuant to the terms of the Finance Documents.

         (b) (i) The Subordinated Lender shall not ask, demand, sue for, take or receive from Funding Company, any Guarantor or any other Project Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of the Collateral), payment of all or any of the Subordinated Obligations unless and until the Secured Obligations shall have been indefeasibly paid or otherwise satisfied in full and except to the extent of distributions from the Distribution Suspense Accounts under the Depositary Agreements. For the purposes of these provisions, the Secured Obligations shall not be deemed to have been paid or satisfied in full until those Secured Obligations shall have been indefeasibly so paid to the Secured Parties or so otherwise satisfied (after the passage of any relevant preference periods).

                      (ii) Upon any distribution of all or any of the assets of
              Funding Company, any Guarantor or any other Project Obligor to creditors of Funding Company, any Guarantor or any other Project Obligor upon the dissolution, winding up, liquidation, arrangement, reorganization or composition of Funding Company, any Guarantor or any other Project Obligor, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings or upon as assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Funding Company, any Guarantor or any other Project Obligor or otherwise any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to, or as collateral (in the case on non-cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Secured Obligations until the Secured Obligations have been otherwise satisfied in full.

                      (iii) Each of the Secured Parties may demand specific
              performance of these terms of subordination, whether or not Funding Company, any Guarantor or any other Project Obligor shall have complied with any of the provisions hereof applicable to them at any time when the Subordinated Lender shall have failed to comply with any of such provisions applicable to it. The Subordinated Lender hereby irrevocably waives any defense based on the


                                  Exhibit N-1
              adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                      (iv) So long as any of the Secured Obligations shall
              remain unpaid or otherwise unsatisfied, the Subordinated Lender shall not commence or join with any creditor other than the Collateral Agent in commencing any proceeding referred to in subsection (ii) above for the payment of amounts which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations.

                      (v) Subject to the indefeasible payment or satisfaction in full of all of the Secured Obligations, the Subordinated Lender shall be subrogated to the rights of the Secured Parties to receive payments or distribution of assets of Funding Company, any Guarantor or any other Project Obligor on the Finance Liabilities until the subordinated Obligations have been satisfied in full.

              The foregoing provisions regarding subordination are for the benefit of the Secured Parties and shall be enforceable by them directly against the Subordinated Lender, and no Secured Party shall be prejudiced in its right to enforce subordination of any of the Subordinated Obligations by any act or failure to act by either Funding Company, any Guarantor or any other Project Obligor or anyone in custody of any of their respective assets or property. Notwithstanding anything to the contrary contained in the foregoing provisions, the Subordinated Lender may receive distributions in respect of the Subordinated Obligations from Funding Company, any Guarantor or any other Project Obligor to the extent that such distributions are permitted pursuant to the Finance Documents.

               (c) So long as any Secured Obligations remain outstanding, the following provisions shall apply:

                               (i) If a Trigger Event shall have occurred and be
               continuing, the Collateral Agent, on behalf of the Secured Parties, shall be permitted and is hereby authorized to take any and all actions to exercise any and all rights, remedies and options which it may have under the Security Documents or the Intercreditor Agreement.

                              (ii) The Subordinated Lender hereby waives: (x)
               notice of the existence, creation or non-payment of all or any of the Secured Obligations and (y) to the fullest extent permitted by law, any right it may have to require the Collateral Agent to Marshall assets.

              (d) Subject to the terms of the Intercreditor Agreement, the Secured Parties may, at any time and from time to time, without any consent or notice to the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender:
              (i) amend in any manner any agreement under which any of the Finance Liabilities is outstanding in accordance with the terms thereof; (ii) sell, exchange, release, not perfect and otherwise deal with any Collateral or other property at any time pledged, assigned or mortgaged to secure the Finance Liabilities in accordance with the Security Documents; (iii) release anyone liable in any manner under or in respect of the Finance Liabilities; (iv) exercise or refrain from exercising any rights against Funding Company, any Guarantor or any other Project Obligor and others; and (v) apply any sums from time to time received to payment or satisfaction of the Finance Liabilities.


                                  Exhibit N-2